                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                        Strategic Small Value Portfolio
                               One Tower Bridge
                         100 Front Street, Suite 1100
                       West Conshohocken, PA 19428-2881
                                (800) 548-7786

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 24, 2004

To Shareholders of the Strategic Small Value Portfolio


   Notice is hereby given of a Special Meeting of Shareholders of the Strategic Small Value Portfolio (the "Target Fund"), a portfolio of Morgan Stanley Institutional Fund Trust (the "Trust"), to be held in the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 2nd Floor, Conference Room 209, New York, NY, at 9:30 A.M., New York time, on February 24, 2004, and any adjournments thereof (the "Meeting"), for the following purpose:


    1. To consider and vote upon an Agreement and Plan of Reorganization for the Target Fund pursuant to which substantially all of the assets of the Target Fund would be combined with those of the U.S. Small Cap Value Portfolio (the "Acquiring Fund"), a portfolio of the Trust, in exchange for shares of the Acquiring Fund (the "Reorganization"); and

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.


   The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and in the Form of Agreement and Plan of Reorganization attached hereto as Exhibit A. Shareholders of record at the close of business on December 19, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. If you have any questions regarding the enclosed proxy materials, please contact our proxy solicitor, Alamo Direct Mail Services, Inc. ("Alamo"), at 1-866-270-3145.


   THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

   INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.

                                          By Order of the Board,

                                          Mary E. Mullin
                                          Secretary


December 24, 2003


 You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. As discussed in the enclosed Proxy Statement, certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following the instructions on their proxy cards.

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                        U.S. Small Cap Value Portfolio
                   (formerly U.S. Small Cap Core Portfolio)
                               One Tower Bridge
                         100 Front Street, Suite 1100
                       West Conshohocken, PA 19428-2881
                                (800) 548-7786

   This Proxy Statement and Prospectus is being furnished to shareholders of the Strategic Small Value Portfolio (the "Target Fund"), a portfolio of the Morgan Stanley Institutional Fund Trust (the "Trust"), in connection with an Agreement and Plan of Reorganization, dated October 23, 2003 (the "Reorganization Agreement"), a form of which is attached hereto as Exhibit A. Pursuant to the Reorganization Agreement, substantially all of the assets of the Target Fund will be combined with those of the U.S. Small Cap Value Portfolio (the "Acquiring Fund"), a portfolio of the Trust, in exchange for shares of the Acquiring Fund (the "Reorganization"). Shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund, the value of which will be equal to the net asset value of your shares of the Target Fund. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement, attached hereto as Exhibit A.

   The Acquiring Fund is a portfolio of the Trust, an open-end diversified management investment company consisting of 24 portfolios, five of which are not operational. The investment objective of the Acquiring Fund is to seek above-average total return over a market cycle of three to five years. For a more detailed description of the investment objective of the Acquiring Fund see "Comparison of Investment Objectives, Policies and Restrictions" below.


   This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that shareholders of the Target Fund should know before voting on the Reorganization Agreement. This Proxy Statement and Prospectus also constitutes a Prospectus of the Acquiring Fund, which is dated December 24, 2003, filed with the Securities and Exchange Commission (the "SEC") as part of this Registration Statement on Form N-14 (the "Registration Statement"). Also enclosed and incorporated herein by reference is the Acquiring Fund's Prospectus, dated January 31, 2003, as supplemented on September 30, 2003, and Annual Report for the fiscal year ended September 30, 2003. A Statement of Additional Information relating to the Reorganization (the "Statement of Additional Information") described in this Proxy Statement and Prospectus dated December 24, 2003 has been filed with the SEC as part of this Registration Statement and is also incorporated herein by reference. Also incorporated herein by reference are the Prospectus of the Target Fund, dated January 31, 2003, as supplemented on September 30, 2003, and the Annual Report for the Target Fund for the fiscal year ended September 30, 2003. Copies of such documents, including the Statement of Additional Information, can be obtained without charge by calling (800) 548-7786 (toll free).


   INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


        This Proxy Statement and Prospectus is dated December 24, 2003

                               TABLE OF CONTENTS

                        PROXY STATEMENT AND PROSPECTUS

    INTRODUCTION.......................................................   1
       General.........................................................   1
       Record Date; Share Information..................................   1
       Proxies.........................................................   2
       The Proxy Solicitation Process..................................   2
       Vote Required...................................................   3

    SYNOPSIS...........................................................   3
       The Reorganization..............................................   3
       Fee Table/Example...............................................   4
       Tax Consequences of the Reorganization..........................   5
       Comparison of the Target Fund and the Acquiring Fund............   5

    THE REORGANIZATION.................................................   7
       The Board's Considerations......................................   7
       The Reorganization Agreement....................................   8
       Tax Aspects of the Reorganization...............................  10
       Description of Shares...........................................  11
       Appraisal Rights................................................  11

    COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.....  11

    ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND  12
       General.........................................................  12
       Financial Information...........................................  12
       Management......................................................  12
       Description of Securities and Shareholder Inquiries.............  12
       Dividends, Distributions and Taxes..............................  13
       Purchases, Repurchases and Redemptions..........................  13

    MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE........................  13

    FINANCIAL STATEMENTS AND EXPERTS...................................  13

    LEGAL MATTERS......................................................  13

    AVAILABLE INFORMATION..............................................  13

    OTHER BUSINESS.....................................................  14

    Exhibit A--Form of Agreement and Plan of Reorganization............ A-1

    Exhibit B--Share Ownership, as of December 19, 2003................ B-1

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                        Strategic Small Value Portfolio
                               One Tower Bridge
                         100 Front Street, Suite 1100
                       West Conshohocken, PA 19428-2881
                                (800) 548-7786

                               -----------------

                        PROXY STATEMENT AND PROSPECTUS

                               -----------------

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON February 24, 2004

                               -----------------

                                 INTRODUCTION

General


   This Proxy Statement and Prospectus is being furnished to shareholders of the Strategic Small Value Portfolio (the "Target Fund"), a portfolio of the Morgan Stanley Institutional Fund Trust (the "Trust"), in connection with the solicitation by the Board of Trustees of the Trust (the "Board") of proxies to be used at the Special Meeting of Shareholders to be held in the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 2nd Floor, Conference Room 209, New York, NY, at 9:30 A.M., New York time, on February 24, 2004, and any adjournments thereof (the "Meeting"). It is expected that the mailing of the Proxy Statement and Prospectus will be made on or about January 5, 2004.


   At the Meeting, the Target Fund's shareholders (the "Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated October 23, 2003 ("Reorganization Agreement"), pursuant to which substantially all of the assets of the Target Fund will be combined with those of the U.S. Small Cap Value Portfolio (the "Acquiring Fund," and, together with the Target Fund, the "Funds"), a portfolio of the Trust, in exchange for shares of the Acquiring Fund (the "Reorganization"). Pursuant to the Reorganization, Shareholders will receive shares of the Acquiring Fund, the value of which will be equal to the net asset value of shares of the Target Fund. Institutional Class Shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund. The shares to be issued by the Acquiring Fund (the "Shares") will be issued at net asset value without an initial sales charge. Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's current Prospectus, dated January 31, 2003, as supplemented on September 30, 2003, attached to this Proxy Statement and Prospectus, and incorporated by reference.

   The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the form of the Reorganization Agreement attached hereto as Exhibit A. The information concerning the Target Fund contained herein has been supplied by the Target Fund and the information concerning the Acquiring Fund contained herein has been supplied by the Acquiring Fund.

Record Date; Share Information


   The Board has fixed the close of business December 19, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 4,253,822 Institutional Class shares of the Target Fund issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter relevant to their Fund submitted to a vote at the Meeting. The Target Fund only offers one class of shares which, for purposes of voting on the proposal, will vote together as a single class. The Board of Trustees of the Trust unanimously recommend that you vote in favor of the Reorganization. Where a reorganization is recommended by the Trustees, approval of the Reorganization Agreement requires the affirmative vote or written consent of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

   For information as of the Record Date regarding those persons known to own more than 5% of the Target Fund and the Acquiring Fund, see Exhibit B attached hereto. As of the Record Date, the Trustees of the Target Fund and the Acquiring Fund owned less than 1% of the outstanding shares of their respective Funds.


Proxies

   The enclosed proxy card, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization unless a choice is indicated to vote against or to abstain from voting on the Reorganization. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. For purposes of determining whether a quorum is present at the Meeting, abstentions and, if applicable, broker "non-votes" will be treated as shares that are present, but which have not been voted. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of the Target Fund; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

   The presence of the holders of 40% of the shares entitled to be cast at the meeting, in person or by proxy, shall constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the majority of the votes cast at the Meeting, in person or by proxy, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable period of time after the date set for the original meeting without further notice. The persons named as proxies will vote in favor of such adjournment for those proxies which they are entitled to vote in favor of the Reorganization, and will vote against any such adjournment for those proxies required to be voted against the Reorganization.

The Proxy Solicitation Process

   All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by the Target Fund, and are expected to be approximately $191,000. The Target Fund and the Acquiring Fund will each bear all of their respective other expenses associated with the Reorganization.


   The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of the Target Fund or officers and regular employees of Morgan Stanley Investment Management Inc. ("MSI" or the Funds' "Adviser"), JPMorgan Investor Services Company ("JP Morgan" or the Funds' "Transfer Agent") and/or Morgan Stanley Distribution, Inc., without special compensation therefor. As described below, the Target Fund will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, the Target Fund may also employ Alamo or D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by Alamo or D.F. King, the Target Fund would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.


   Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions included with the proxy card or on the Voting Information Card accompanying this Proxy Statement.

To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.


   In certain instances, JPMorgan, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendation of the Board. The Target Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses may include $3.75 and $6.00 per telephonic vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by the Target Fund.

Vote Required

   The Board of Trustees of the Trust unanimously recommend that you vote in favor of the Reorganization. Where a reorganization is recommended by the Trustees, approval of the Reorganization Agreement requires the affirmative vote or written consent of a majority of the outstanding voting securities, as defined in the 1940 Act. If the Reorganization Agreement is not approved by Shareholders, the Target Fund will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

   The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and in the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectus, which has been filed with the SEC and is incorporated herein by reference.

The Reorganization

   The Reorganization Agreement provides for the transfer of substantially all the assets of the Target Fund, subject to stated liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund. The aggregate net asset value of the Acquiring Fund shares issued in the exchange will equal the aggregate value of the net assets of the Target Fund received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), the Target Fund will distribute the Acquiring Fund shares received by the Target Fund to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of the Target Fund and the Target Fund will thereafter be dissolved and deregistered as an investment company under the 1940 Act. As a result of the Reorganization, each Shareholder will receive that number of full and fractional shares of the Acquiring Fund equal in value to such Shareholder's pro rata interest in the net assets of the Target Fund transferred to the Acquiring Fund. Pursuant to the Reorganization, each Institutional Class Shareholder of the Target Fund will become a holder of Institutional Class shares of the Acquiring Fund. Shareholders holding their shares in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of the Acquiring Fund; however, such Shareholders will not be able to redeem, transfer or exchange the Acquiring Fund shares received until the old certificates have been surrendered. The Board has determined that the interests of the Shareholders will not be diluted as a result of the Reorganization.

   At least one but not more than 20 business days prior to the Valuation Date, the Target Fund will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of the Target Fund's investment company taxable income for all periods since the inception of the Target Fund through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of the Target Fund's net capital gain, if any, realized in such periods (after reduction for any capital loss carryover).

   For the reasons set forth below under "The Reorganization--The Board's Consideration," the Board, including the Trustees who are not "interested persons" of the Trust on behalf of the Target Fund ("Independent Trustees"), as that term is defined in the 1940 Act, have concluded that the Reorganization is in the best interests of the Target Fund and its Shareholders and recommend approval of the Reorganization.

Fee Table/Example

   The following table briefly describes the fees and expenses that a Shareholder of the Target Fund and a Shareholder of the Acquiring Fund may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by the Target Fund and the Acquiring Fund for their fiscal years ended September 30, 2003. The Target Fund and the Acquiring Fund each pay expenses for management of their assets, distributions of their shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (U.S. Small Cap Value Portfolio) reflecting what the fee schedule would have been for September 30, 2003, if the Reorganization had been consummated twelve (12) months prior to that date.

   The purpose of the fee table is to assist the investor or Shareholder in understanding the various costs and expenses that an investor or Shareholder in each Fund will bear directly or indirectly. For a more detailed description of these costs and expenses, see "Comparison of the Target Fund and the Acquiring Fund" below.

   Shareholder Fees--None

 Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                  Target Fund                 Acquiring Fund         Pro Forma Combined Fund
                             (Strategic Small Value        (U.S. Small Cap Value      (U.S. Small Cap Value
                                   Portfolio)                   Portfolio)                 Portfolio)
                         ------------------------------- -------------------------- --------------------------
Management Fees......... Institutional Class: 1.00%      Institutional Class: 0.75% Institutional Class: 0.75%
Distribution and Service
  (12b-1) Fees.......... Institutional Class: NONE       Institutional Class: NONE  Institutional Class: NONE
Other Expenses.......... Institutional Class: 0.51%      Institutional Class: 0.14% Institutional Class: 0.13%
Total Annual Fund
  Operating Expenses.... Institutional Class: 1.51%/(1)/ Institutional Class: 0.89% Institutional Class: 0.88%

--------
(1)The Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Target Fund, so that total annual operating expenses will not exceed 1.15% for Institutional Class shares.

Example

   To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Examples assume that an investor invests $10,000 in either the Target Fund or the Acquiring Fund or the new combined fund (U.S. Small Cap Value Portfolio), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a Shareholder's actual costs may be higher or lower, the table below shows a Shareholder's costs at the end of each period based on these assumptions whether a Shareholder sold or held his shares at the end of each period.

   If a Shareholder SOLD His Shares:

                                                          1 year 3 years 5 years 10 years
                                                          ------ ------- ------- --------
Target Fund (Strategic Small Value Portfolio):
   (Institutional Class).................................  $154   $477    $824    $1,802
Acquiring Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class).................................  $ 91   $284    $493    $1,096
Pro Forma Combined Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class).................................  $ 90   $281    $488    $1,084

   If a Shareholder HELD His Shares:

                                                          1 year 3 years 5 years 10 years
                                                          ------ ------- ------- --------
Target Fund (Strategic Small Value Portfolio):
   (Institutional Class).................................  $154   $477    $824    $1,802
Acquiring Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class).................................  $ 91   $284    $493    $1,096
Pro Forma Combined Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class).................................  $ 90   $281    $488    $1,084

Tax Consequences of the Reorganization

   As a condition to the Reorganization, the Trust, on behalf of the Acquiring Fund and the Target Fund, will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by the Acquiring Fund, the Target Fund or Shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization--Tax Aspects of the Reorganization" below.

Comparison of the Target Fund and the Acquiring Fund

   Investment Objectives and Policies. The Target Fund and the Acquiring Fund have identical investment objectives. Both Funds seek above-average total return over a market cycle of three to five years.

   Both Funds seek to achieve their investment objectives by investing primarily in common stocks of domestic companies (or companies traded on a U.S. securities exchange in the case of the Acquiring Fund) with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index. Under normal circumstances, the Target Fund invests at least 80% of its assets in common stocks of small cap companies. Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in common stocks of small cap companies traded on a U.S. securities exchange. Both Funds consider a company to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. Both Funds may invest up to 5% of their assets in securities of foreign issuers, including emerging markets.

   The investment objectives of the Funds are fundamental and cannot be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

   The investment policies of both Funds are essentially the same; the principal differences between them are described under "Comparison of Investment Objectives, Policies and Restrictions" below.


   Investment Management and Distribution Plan Fees. Both Funds obtain management services from MSI, a wholly-owned subsidiaries of Morgan Stanley. MSI will serve as the investment adviser to the combined fund (U.S. Small Cap Value Portfolio) if the Reorganization is approved by Shareholders.



   The Target Fund pays MSI monthly compensation calculated daily at an annual rate of 1.00% of the Fund's average daily net assets for its Institutional Class shares, and the Acquiring Fund pays MSI monthly compensation calculated daily at an annual rate of 0.75% of the Fund's average daily net assets for its Institutional Class shares.


   Both Funds obtain distribution services from Morgan Stanley Distribution, Inc., and Morgan Stanley Distribution, Inc. will serve as the distributor of the combined fund (U.S. Small Cap Value Portfolio) if the Reorganization is approved by Shareholders. Neither Fund charges a distribution fee pursuant to Rule 12b-1 under the 1940 Act for its Institutional Class shares. The Adviser Class shares of the Acquiring Fund have adopted a distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act whereby such class pays its distributor a distribution fee of 0.25% of the class shares average daily net assets on an annualized basis, which the distributor can use to compensate broker/dealers and service providers which provide distribution services to Shareholders or their customers who beneficially own shares. The Target Fund does not offer Adviser Class shares.

   Both the Target Fund and the Acquiring Fund are managed by the same portfolio management team and the same portfolio managers. If the Reorganization is approved by Shareholders, this team will remain the portfolio management team for the combined fund.

   Other Significant Fees. Both the Target Fund and the Acquiring Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis--Fee Tables/Example" above for the percentage of average net assets represented by such "Other Expenses."

   Purchases, Exchanges and Redemptions. Shares of both the Target Fund and the Acquiring Fund are sold at net asset value without an initial sales charge. Shares of both the Target Fund and the Acquiring Fund may be redeemed for cash without redemption or other charges at any time at the net asset value per share next determined following receipt of a redemption request.

   Fund shares may be exchanged for shares of other available portfolios of the Trust, without the imposition of an exchange fee. Both the Target Fund and the Acquiring Fund provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Exchange Privilege" in the Trust's Prospectus.

   Dividends. Both the Target Fund and the Acquiring Fund respectively distribute to shareholders substantially all net investment income, if any, in the form of annual dividends, and distribute net realized capital gains, if any, at least annually. In both cases, the Funds automatically reinvest all dividends and distributions in additional shares of the Funds unless the Shareholder elects to receive cash.

   Structure. Both Funds are portfolios of the Trust, a Pennsylvania business trust. Under Pennsylvania law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Trust. However, the Declaration of Trust for the Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund, requires that notice of such Fund's obligations include such disclaimer, and provides for indemnification out of each Fund's assets for any shareholder held personally liable for obligations of each Fund. Thus the risk of shareholder liability is limited to circumstances in which either Fund would be unable to meet its obligations.

   Principal Risk Factors. The principal risk factors for the Target Fund and the Acquiring Fund are essentially identical. Both Funds invest in common stocks. The prices of common stocks will rise and fall in response to a number of different factors. In particular, common stocks will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example), and to events that affect a particular issuer. In general, prices of common stocks are more volatile than those of fixed income securities.

   Both Funds are subject to the risks of investing in common stocks of smaller companies. Investments in small companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and Internet, the Funds may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

   Both Funds may invest in initial public offerings ("IPOs"). Purchases of shares issued in IPOs expose the Funds to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time.

   Both Funds may invest, to a limited extent, in securities of foreign companies. Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Funds' investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Funds' investments.

   The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of the Funds, see "Investment Strategies and Related Risks" in the Funds' Prospectus.

                              THE REORGANIZATION

The Board's Considerations

   At a meeting held on October 23, 2003, the Board of Trustees of the Target Fund, including all of the Independent Trustees, unanimously approved the Reorganization, and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of the Target Fund and the Acquiring Fund. The Board also considered other factors, including but not limited to: the continued viability of the Target Fund, the general compatibility of the investment objectives, policies and restrictions of the Target Fund and the Acquiring Fund; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by the Target Fund or the Acquiring Fund in connection with the Reorganization.

   In recommending the Reorganization to Shareholders, the Board of the Target Fund considered that the Reorganization would have the following benefits to
Shareholders:

      1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of the Institutional Class shares of the combined fund (U.S. Small Cap Value Portfolio) will be lower on a percentage basis than the expenses per share of the corresponding Class of the Target Fund. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

      2. Shareholders would have continued participation in a fund that invests principally in common stocks of small capitalization companies.

      3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Target Fund or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

      4. Once the Reorganization is consummated, the Target Fund would no longer be in competition with the Acquiring Fund for investor funds. The Reorganization would allow for more concentrated selling efforts, which may result in further economies of scale through an increase in sales to the benefit of shareholders of the Target Fund and avoid the inefficiencies associated with the operation and distribution of similar funds.


   The Board of Directors of the Acquiring Fund, including a majority of the Independent Trustees of the Acquiring Fund, also have determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result thereof. The transaction will enable the Acquiring Fund to acquire investment securities which are consistent with the Acquiring Fund's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. The Target Fund has not sold securities in anticipation of the merger, and it is not anticipated that the Acquiring Fund will sell assets of the Target Fund acquired in the Reorganization other than in the ordinary course of business. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Acquiring Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.


The Reorganization Agreement

   The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached as Exhibit A to this Proxy Statement and Prospectus.

   The Reorganization Agreement provides that (i) the Target Fund will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by the Target Fund as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of stated liabilities of the Target Fund, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of the Target Fund prepared by the Treasurer of the Trust, on behalf of the Target Fund, as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Acquiring Fund shares; (ii) the Acquiring Fund shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) The Target Fund would be liquidated; and (iv) the outstanding shares of Target Fund would be canceled.

   The number of Acquiring Fund shares to be delivered to the Target Fund will be determined by dividing the aggregate net asset value of the shares of the Target Fund acquired by the Acquiring Fund by the net asset value per share of the shares of the Acquiring Fund; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by

Shareholders of the Reorganization Agreement or at such other time as the Target and Acquiring Fund may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Institutional Class shares of the Target Fund had an aggregate net asset value (not including any Cash Reserve of the Target Fund) of $100,000. If the net asset value per share of the corresponding Institutional Class of the Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of shares of the Acquiring Fund to be issued would be 10,000 ($100,000 / $10). These 10,000 shares would be distributed to the former Institutional Class Shareholders of the Target Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

   On the Closing Date or as soon as practicable thereafter, the Target Fund will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Acquiring Fund shares it receives. Each Shareholder will receive shares of the Acquiring Fund that correspond to the shares of the Target Fund currently held by that Shareholder. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of Acquiring Fund shares to each Shareholder. Certificates for Acquiring Fund shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Acquiring Fund. Shareholders who wish to receive certificates representing their Acquiring Fund shares must, after receipt of their confirmations, make a written request to the Trust's transfer agent, JPMorgan Investor Services Company, 73 Tremont Street, Boston, Massachusetts 02108. Shareholders of the Target Fund holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of the Acquiring Fund; however, such Shareholders will not be able to redeem, transfer or exchange the Acquiring Fund shares received until the old certificates have been surrendered.

   The Closing Date will be on the Valuation Date or in no event later than the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders of the Target Fund and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by the Target Fund or the Acquiring Fund. The Reorganization Agreement may be amended in any mutually agreeable manner.

   The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by August 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

   Under the Reorganization Agreement, within one year after the Closing Date, the Trust, on behalf of the Target Fund, shall either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of the Target Fund that received Acquiring Fund shares. The Target Fund shall be liquidated promptly following the distributions of shares of the Acquiring Fund to Shareholders of record of the Target Fund.

   The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization are electing to sell their shares of their Fund (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in the Acquiring Fund shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization," if the Target Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryovers, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

   Shareholders will continue to be able to redeem their shares of the Target Fund at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by the Trust, on behalf of Target Fund, thereafter will be treated as requests for redemption of shares of the Acquiring Fund.

Tax Aspects of the Reorganization

   Tax Consequences of the Reorganization to the Shareholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

   As a condition to the Reorganization, the Trust, on behalf of the Target Fund and the Acquiring Fund will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Trust on behalf of the Target Fund (including a representation to the effect that the Acquiring Fund has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of the Target Fund acquired in the Reorganization except for dispositions made in the ordinary course of business):

      1. The transfer of the Target Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Target Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

      2. No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Target Fund;

      3. No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares;

      4. No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of the Target Fund Shares for Acquiring Fund Shares;

      5. The aggregate tax basis for Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Target Fund Shares held by each such Target Fund Shareholder immediately prior to the Reorganization;

      6. The holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder will include the period during which the Target Fund Shares surrendered in exchange therefor were held (provided such Target Fund Shares were held as capital assets on the date of the Reorganization);

      7. The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization; and

      8. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquiring Fund.

   Shareholders should consult their tax advisors regarding the effect, if any, of the proposed transaction in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed transaction, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed transaction.

   Tax Consequences of the Reorganization to the Fund. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of either the Target Fund or the Acquiring Fund. The amount of such limitations, if any, will depend on the existence and amount of a Fund's capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A Fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a Fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

   As of September 30, 2003 the Target Fund did not have any estimated capital loss carryovers and had approximately $5.5 million of net unrealized built-in capital gains and the Acquiring Fund had capital loss carryovers of approximately $118.5 million and unrealized built-in capital gains of approximately $81 million. Under the Code, there will not be a limitation on the utilization of the Acquiring Fund's capital loss carryovers to offset capital gains recognized by the combined fund (U.S. Small Cap Value Portfolio), although the combined fund will be unable to utilize the Acquiring Fund's capital loss carryovers to offset any capital gains recognized on the disposition of the Target Fund's assets acquired in the Reorganization to the extent that such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. However, we do not believe that the inability to utilize such tax attributes following the Reorganization would have material consequences to the Shareholders of either Fund.

Description of Shares

   The Institutional Class shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights.

Capitalization Table (unaudited)


   The following table sets forth the capitalizations of the Acquiring Fund and the Target Fund as of September 30, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date.



                                                                         Shares    Net Asset Value
                                                          Net Assets*  Outstanding   Per Share*
                                                          ------------ ----------- ---------------
Target Fund (Strategic Small Value Portfolio):
   (Institutional Class)................................. $ 53,513,510  4,282,394      $12.50
Acquiring Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class)................................. $536,619,928 29,503,888      $18.19
Pro Forma Combined Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class)................................. $590,133,438 32,445,807      $18.19

--------

* The pro forma net assets and net asset value per share reflect the payment of the Reorganization expenses of approximately $107,000 by the Instutional Class shares of the Target Fund and $0 by the Institutional Class shares of the Acquiring Fund.


Appraisal Rights

   Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

   Investment Objectives and Policies. The Target Fund and the Acquiring Fund have identical investment objectives and similar policies. Both Funds seek above-average total return over a market cycle of three to five years.

   Both Funds seek to achieve their investment objectives by investing primarily in common stocks of domestic companies (or companies traded on a U.S. securities exchange in the case of the Acquiring Fund) with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index. Under normal circumstances, the Target Fund invests at least 80% of its assets in common stocks of small cap companies. Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in common stocks of small cap companies traded on a U.S. securities exchange. Both Funds consider a company to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. Both Funds may invest up to 5% of their assets in securities of foreign issuers, including emerging markets. MSI, on behalf of both Funds, analyzes securities to identify stocks that are believed to be undervalued relative to the market place or similar companies. Sector weightings normally are kept within 10% of those of the Russell 2000 Value Index. For example, if the energy sector represents 15% of the Russell 2000 Value Index, then, as a general matter, the energy sector would represent between 5-25% of total Portfolio assets. In determining whether securities should be sold, the Adviser, on behalf of both Funds considers factors such as high valuation relative to market value and other investment opportunities and deteriorating fundamentals.


   Investment Restrictions. The investment restrictions adopted by the Target Fund and the Acquiring Fund as fundamental policies are identical and are summarized in the Trust's Statement of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. Each Fund is also subject to identical non-fundamental restrictions which may be changed by the Board without shareholder approval.

   Pursuant to an order from the SEC, both Funds may enter into interfund lending arrangements. Interfund loans and borrowings permit each Fund to lend money directly to and borrow from other portfolios of the Trust for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A portfolio may borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, each Fund may borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with its investment objective and other investments. Any delay in repayment to a lending portfolio could result in a lost investment opportunity or additional borrowing costs.

                 ADDITIONAL INFORMATION ABOUT THE TARGET FUND
                            AND THE ACQUIRING FUND

General

   For a discussion of the organization and operation of the Funds, see "Fund Management" and the applicable "Investment Summary" in the their respective Prospectuses.

Financial Information

   For certain financial information about the Funds, see "Financial Highlights" in their respective Prospectuses.

Management

   For information about the investment adviser and distributor of the Funds, see "Fund Management" in their respective Prospectuses.

Description of Securities and Shareholder Inquiries

   For a description of the nature and most significant attributes of shares of the Funds, see "General Information" in their Statement of Additional Information.

Dividends, Distributions and Taxes

   For a discussion of the Funds' policies with respect to dividends, distributions and taxes, see "Dividends and Distributions" and "Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis--Purchases, Exchanges and Redemptions."

Purchases, Repurchases and Redemptions

   For a discussion of how the Funds' shares may be purchased and redeemed, see "Shareholder Information" and "General Shareholder Information" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

   For a discussion of the Fund's performance, see management's letter to Shareholders in the Trust's Annual Report for its fiscal year ended September 30, 2003 accompanying this Proxy Statement and Prospectus.

                       FINANCIAL STATEMENTS AND EXPERTS

   The financial statements of the Funds, for the fiscal year ended September 30, 2003, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Ernst & Young LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Mayer, Brown, Rowe & Maw LLP, New York, New York. Such firm will rely on Pennsylvania counsel as to matters of Pennsylvania law.

                             AVAILABLE INFORMATION


   Enclosed and incorporated herein by reference is the Acquiring Fund's Prospectus, dated January 31, 2003, as supplemented on September 30, 2003, and its Annual Report for the fiscal year ended September 30, 2003. A Statement of Additional Information relating to the Reorganization (the "Statement of Additional Information") described in this Proxy Statement and Prospectus dated December 24, 2003 has been filed with the SEC as part of this Registration Statement and is also incorporated herein by reference. Also incorporated herein by reference are the Prospectus of the Target Fund, dated January 31, 2003, and the Annual Report for the Target Fund for the fiscal year ended September 30, 2003.


   Copies of such documents, including the Statement of Additional Information, can be obtained without charge by calling (800) 548-7786 (toll free).

   The Trust is required by federal law to file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information about the Trust. Any such reports, proxy material and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W. Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC, 450 Fifth Street, N.W. Washington, D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov, at prescribed rates. You may call the SEC at (202) 942-8090 for information on the operation of the Public Reference Room.

                                OTHER BUSINESS

   The Board knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                          By Order of the Board

                                          Mary E. Mullin
                                          Secretary


December 24, 2003

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   THIS FORM OF AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 23rd day of October 2003, by and between MORGAN STANLEY INSTITUTIONAL FUND TRUST, a Pennsylvania business trust (the "Trust"), on behalf of its U.S. Small Cap Value Portfolio (the "Acquiring Fund") and the TRUST, on behalf of its Strategic Small Value Portfolio (the "Target Fund").

   Where appropriate, references to the Acquiring Fund mean to the Trust, on behalf of the Acquiring Fund and references to the Target Fund mean the Trust, on behalf of the Target Fund.

   This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treasury Regulations Section 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to the Acquiring Fund of substantially all of the assets of the of the Target Fund in exchange for the assumption by the Acquiring Fund of all stated liabilities of the Target Fund and the issuance by the Acquiring Fund of shares of common stock, no par value per share (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of the Target Fund in liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF THE TARGET FUND

    1.1Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to assign, deliver and otherwise transfer the Target Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor to assume all of the Target Fund stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

    1.2(a) The "Target Fund Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by the Target Fund, and any deferred or prepaid expenses shown as an asset on the Target Funds' books on the Valuation Date.

       (b)On or prior to the Valuation Date, the Target Fund will provide the Acquiring Fund with a list of all of the assets to be assigned, delivered and otherwise transferred to the Acquiring Fund and of the stated liabilities to be assumed by the Acquiring Fund pursuant to this Agreement. The Target Fund reserves the right to sell any of the securities on such list but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Acquiring Fund. The Acquiring Fund will, within a reasonable time prior to the Valuation Date, furnish the Target Fund with a statement of its investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Target Fund holds any investments that the Acquiring Fund is not permitted to hold, the Target Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring

          Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

    1.3(a) The Target Fund will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. The Acquiring Fund will assume all stated liabilities, which include, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Target Fund prepared by the Treasurer of the Trust, on behalf of the Target Fund, as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

       (b)On the Valuation Date, the Target Fund may establish a cash reserve, which shall not exceed 5% of the Target Funds' net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by the Target Fund and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

    1.4In order for the Target Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Target Fund will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

    1.5On the Closing Date or as soon as practicable thereafter, the Target
       Fund will distribute the Acquiring Fund Shares received by the Target Fund pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Target Fund Shareholders"). Institutional Class Shareholders of the Target Fund will receive Class A Shares of Acquiring Fund. Adviser Class Shareholders will receive Class B Shares of Acquiring Fund. Such distribution will be accomplished by an instruction, signed by the Secretary of the Trust, to transfer Acquiring Fund Shares then credited to the Target Funds' account on the books of the Acquiring Fund, to open accounts on the books of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due to such Target Fund Shareholders. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the Target Funds' books; however, share certificates representing interests in the Target Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will issue certificates representing the Acquiring Fund Shares in connection with such exchange only upon the written request of a Target Fund Shareholder.

    1.6Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. The Acquiring Fund Shares will be issued in the manner described in the Trust's current Prospectus and Statement of Additional Information.

    1.7Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the Target Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

    1.8Any reporting responsibility of the Target Fund, is and shall remain the responsibility of the Target Fund up to and including the date on which the Target Fund is dissolved pursuant to paragraph 1.9.

    1.9Within one year after the Closing Date, the Target Fund shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of the Target Fund as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of the Target Fund, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of the Target Fund for federal income tax purposes, or (ii) be subject to a waiver under
       Section 368(a)(2)(G)(ii) of the complete distribution requirement of
       Section 368(a)(2)(G)(i) of the Code. The Target Fund shall be dissolved as a portfolio of the Trust promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

   1.10Copies of all books and records maintained on behalf of the Target Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state Blue Sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of the Acquiring Fund or their designee and the Acquiring Fund or its designee shall comply with applicable record retention requirements to which the Target Fund is subject under the 1940 Act.

2. VALUATION

    2.1The value of the Target Fund Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of the Target Fund of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's then current Prospectus and Statement of Additional Information.

    2.2The net asset value of an Acquiring Fund Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Trust's then current Prospectus and Statement of Additional Information.

    2.3The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of the applicable class of Target Fund shares (calculated in accordance with paragraph 2.1) by the net asset value per share of the applicable class of shares of the Acquiring Fund. For purposes of this paragraph, the aggregate net asset value of the shares of the Target Fund shall not include the amount of the Cash Reserve.

    2.4All computations of value shall be made by JPMorgan Investor Services
       Company in accordance with its regular practice in pricing the Acquiring Fund. The Acquiring Fund shall cause JPMorgan Investor Services Company to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

    3.1The Closing shall take place on the Valuation Date or in no event later than the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 5:00 p.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern time on the Closing Date unless otherwise provided.

    3.2Portfolio securities held by the Target Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to JPMorgan Chase & Co. (the "Custodian"), as custodian for the Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by the Target Fund to the Custodian for the account of the Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "JPMorgan Chase & Co., Custodian for the Acquiring Fund."

    3.3In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Target Fund and Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

    3.4If requested, the Target Fund shall deliver to the Acquiring Fund or its designee (a) at the Closing, a list, certified by the Secretary of the Trust of the names, addresses and taxpayer identification numbers of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund shares owned by each such Target Fund Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Funds' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquiring Fund shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Funds' account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF THE TARGET FUND AND ACQUIRING FUND

    4.1Except as otherwise expressly provided herein with respect to the Target
       Fund, the Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

    4.2The Trust, will prepare and file with the Securities and Exchange
       Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to the Acquiring Shares ("Registration Statement"). The Target Fund will provide the Trust with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. The Target Fund will further provide the Trust with such other information and documents relating to the Target Fund as are reasonably necessary for the preparation of the Registration Statement.

    4.3The Target Fund will call a meeting of the Target Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. The Target Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Trust will furnish the Target Fund with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to the Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

    4.4The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Target Fund Shares.

    4.5Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    4.6The Target Fund shall furnish or cause to be furnished to the Acquiring
       Fund within 30 days after the Closing Date a statement of the Target Funds' assets and liabilities as of the Closing Date, which statement shall be certified by the Treasurer of the Trust and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement certified by the Treasurer of the Trust of earnings and profits of the Target Fund for Federal income tax purposes that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

    4.7As soon after the Closing Date as is reasonably practicable, the Target
       Fund (a) shall prepare and file all Federal and other tax returns and reports of the Target Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

    4.8The Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

    5.1The Trust represents and warrants to the Target Fund, on behalf of the Acquiring Fund, as follows:

       (a)The Trust is a validly existing Pennsylvania business trust with full power to carry on its business as presently conducted;

       (b)The Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

       (c)All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of the Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

       (d)The current Prospectus and Statement of Additional Information of the Trust conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       (e)The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound;

       (f)No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

       (g)The Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Trust for the year ended September 30, 2003 audited by Ernst & Young LLP (copies of which have been furnished to the Target Fund) fairly present, in all material respects, the Acquiring Fund's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of the Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

       (h)All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth in the Trust's current Prospectus incorporated by reference in the Registration Statement. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

       (i)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Trust's performance of this Agreement;

       (j)The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth in the Trust's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

       (k)All material Federal and other tax returns and reports of the Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

       (l)For each taxable year since its inception, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen, or reasonably likely to occur, which will adversely affect the ability of the Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

       (m)Since September 30, 2003 there has been no change by the Trust in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

       (n)The information furnished or to be furnished by the Trust for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

       (o)The Proxy Materials to be included in the Registration Statement (only insofar as they relate to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    5.2The Trust, on behalf of the Target Fund represents and warrants to the Acquiring Fund, as follows:

       (a)The Trust is a validly existing Pennsylvania business trust with full power to carry on its business as presently conducted;

       (b)The Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

       (c)All of the issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of the Target Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Target Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

       (d)The current Prospectus and Statement of Additional Information of the Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       (e)The Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound;

       (f)No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

       (g)The Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Trust for the year ended September 30, 2003 audited by Ernst & Young LLP (copies of which have been or will be furnished to the Trust) fairly present, in all material respects, the Target Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of the Target Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

       (h)The Trust has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

       (i)All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund pursuant to paragraph 3.4;

       (j)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and subject to the approval of the Target Funds' shareholders, this Agreement constitutes a valid and binding obligation of the Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Trust's performance of this Agreement;

       (k)All material Federal and other tax returns and reports of the Target Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

       (l)For each taxable year since its inception, the Target Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company";

       (m)At the Closing Date, the Trust will have good and valid title to the Target Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by the Target Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

       (n)On the effective date of the Registration Statement, at the time of the meeting of the Target Funds' shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Trust Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by the Trust for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

       (o)The Target Fund will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

       (p)The Trust has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

       (q)The Target Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

   The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    6.1All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2The Trust shall have delivered to the Target Fund, a certificate of its President and Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request;

    6.3The Target Fund, shall have received a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to the Trust, dated as of the Closing Date, to the effect that:

       (a)The Trust is a validly existing Pennsylvania business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Pennsylvania counsel may be relied upon in delivering such opinion);

       (b)the Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

       (c)this Agreement has been duly authorized, executed and delivered by the Trust and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Trust, is a valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

       (d)the Acquiring Fund Shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth in the Trust's Statement of Additional Information), and no shareholder of the Trust has any preemptive rights to subscription or purchase in respect thereof (Pennsylvania counsel may be relied upon in delivering such opinion);

       (e)the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Declaration of Trust or By-Laws (Pennsylvania counsel may be relied upon in delivering such opinion); and

       (f)to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    6.4As of the Closing Date, there shall have been no material change in the Acquiring Fund's investment objective, policies and restrictions nor any increase in the investment management fees from those described in the Trust's Prospectus dated May 1, 2003 and Statement of Additional Information dated May 1, 2003.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Target Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2The Trust shall have delivered to the Acquiring Fund at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

    7.3The Target Fund shall have delivered to the Acquiring Fund, a statement of the Target Fund Assets and its liabilities, together with a list of the Target Funds' portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of the Trust;

    7.4The Trust shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to the Trust, dated as of the Closing Date to the effect that:

       (a)The Trust is a validly existing Pennsylvania business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Pennsylvania counsel may be relied upon in delivering such opinion);

       (b)the Trust is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

       (c)this Agreement has been duly authorized, executed and delivered by the Trust, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Trust, is a valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

       (d)the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Declaration of Trust or By-Laws (Pennsylvania counsel may be relied upon in delivering such opinion); and

       (e)to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    7.5On the Closing Date, the Target Fund Assets shall include no assets that the Acquiring Fund, by reason of limitations of the Acquiring Fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND

   The obligations of the Trust, on behalf of a Target Fund, and the Trust on behalf of the Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to the Trust;

    8.2On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Target Fund or Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of the Trust or the Target Fund or Acquiring Fund;

    8.4The Registration Statement shall have become effective under the 1933
       Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5The Target Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Funds' investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

    8.6The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw LLP (based on such representations as such law firm shall reasonably request), addressed to the Trust on behalf of the Acquiring Fund and the Trust, on behalf of the Target Fund, which opinion may be relied upon by the shareholders of the Target Fund, substantially to the effect that, for Federal income tax purposes:

       (a)The transfer of the Target Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of
          Section 368(a)(1)(C) of the Code, and the Target Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b)No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Target Fund;

       (c)No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares;

       (d)No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of the Target Fund Shares for Acquiring Fund Shares;

       (e)The aggregate tax basis for Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Target Fund Shares held by each such Target Fund Shareholder immediately prior to the Reorganization;

       (f)The holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder will include the period during which the Target Fund Shares surrendered in exchange therefor were held (provided such Target Fund Shares were held as capital assets on the date of the Reorganization);

       (g)The tax basis of the assets of Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization; and

       (h)The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquiring Fund.

          Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

    9.1(a) The Target Fund shall equally bear all of the expenses of proxy solicitation including the cost of preparing and mailing the Proxy Statement and Prospectus. The Target Fund and the Acquiring Fund will each bear all of their respective expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses, legal and accounting fees, filing and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

       (b)In the event the transactions contemplated herein are not consummated by reason of the Target Fund being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the Target Fund's obligations specified in this Agreement), the Target Fund's only obligation hereunder shall be to reimburse the Acquiring Fund for all reasonable out-of-pocket fees and expenses incurred by the Acquiring Fund in connection with those transactions.

       (c)In the event the transactions contemplated herein are not consummated by reason of the Acquiring Fund being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the Acquiring Fund's obligations specified in this Agreement), the Acquiring Fund's only obligation hereunder shall be to reimburse the Target Fund for all reasonable out-of-pocket fees and expenses incurred by the Target Fund in connection with those transactions.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1This Agreement constitutes the entire agreement between the parties.

   10.2The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of the Trust hereunder shall not survive the dissolution and complete liquidation of the Target Fund in accordance with Section 1.9.

11.TERMINATION

   11.1This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a)by the mutual written consent of the Target Fund, and the Acquiring Fund;

       (b)by either, the Target Fund, or the Acquiring Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before March 31, 2004; or

       (c)by either the Target Fund, or the Acquiring Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Target Fund shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2(a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust on behalf of the Target Fund or the Trust on behalf of the Acquiring Fund, or the trustees or officers of the Trust on behalf of the Target Fund or the Trust on behalf of the Acquiring Fund, to any other party or its trustees or officers.

       (b)Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust on behalf of the Target Fund or the Trust on behalf of the Acquiring Fund, or the trustees or officers of the Trust on behalf of the Target Fund or the Trust on behalf of the Acquiring Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.MISCELLANEOUS

   13.1The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   13.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   13.3This Agreement shall be governed by and construed in accordance with the laws of Pennsylvania.

   13.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   13.5The obligations and liabilities of the Trust hereunder are solely those of the Trust. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of the Trust shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and signed by authorized officers of the Trust acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

   13.6The obligations and liabilities of the Trust hereunder are solely those of the Trust. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of the Trust shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and signed by authorized officers of the Trust acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                              Morgan Stanley Institutional Fund
                                              Trust onbehalf of the U.S. Small
                                              Cap Value Portfolio

                                              By:
                                                  ------------------------------
                                                      Ronald E. Robison
                                                  Executive Vice President
                                                and Principal Executive Officer

                                              Morgan Stanley Institutional Fund
                                              Trust onbehalf of Strategic Small
                                              Value Portfolio

                                              By:
                                                  ------------------------------
                                                      Ronald E. Robison
                                                  Executive Vice President
                                                and Principal Executive Officer

                                                                      EXHIBIT B

                               SHARE OWNERSHIP,
                            AS OF DECEMBER 19, 2003


   To the knowledge of Morgan Stanley Investment Management Inc., the following were known to own of record or beneficially more than 5% of the outstanding shares of the Institutional Class of the Target Fund and the Acquiring Fund as of December 19, 2003. Those persons who own beneficially, either directly or through one or more controlled companies, 25% or more of the voting securities of the Funds, are deemed to be control persons ("Control Persons"). Control Persons may have the ability to affect the outcome of this solicitation.





                      Institutional Class Portfolios Table

                                                            Shares
Portfolio                      Name and Address           Outstanding  Percentage
---------             ---------------------------------- ------------- ----------

Strategic Small Value Morgan Stanley DW Inc.             4,146,361.631   97.47%
                      5 World Trade Center
                      New York, NY 10048

U.S. Small Cap Value  Fidelity Investments Institutional 7,590,170.215   30.37%
                      Operations FIIOC as Agent for
                      100 Magellan Way KWIC
                      Covington, KY 41015

U.S. Small Cap Value  Morgan Stanley DW Inc.             5,970,650.086   23.89%
                      5 World Trade Center
                      New York, NY 10048

U.S. Small Cap Value  The Northern Trust Company Ttee    1,865,296.688    7.46%
                      FBO Silicon Graphics
                      PO Box 92994
                      Chicago, IL 60675

U.S. Small Cap Value  Mac & Co A/C MSWF4000102           1,770,534.382    7.09%
                      PO Box 3198
                      Pittsburgh, PA 15230-3198

U.S. Small Cap Value  The McConnell Foundation           1,369,556.785    5.48%
                      PO Box 492050
                      Redding, CA 96049-2050

  Institutional Class Prospectus

  January 31, 2003

[LOGO] Morgan Stanley

                    Morgan Stanley Institutional Fund Trust


             Equity Portfolios
             Equity Portfolio
             Mid Cap Growth Portfolio
             Small Cap Growth Portfolio
             Strategic Small Value Portfolio
             U.S. Mid Cap Core Portfolio (formerly, "Mid Cap Value Portfolio") U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio")
             Value Portfolio

             Fixed Income Portfolios
             Cash Reserves Portfolio
             Core Plus Fixed Income Portfolio
             Investment Grade Fixed Income Portfolio
             High Yield Portfolio
             Intermediate Duration Portfolio
             International Fixed Income Portfolio
             Limited Duration Portfolio
             Municipal Portfolio
             Targeted Duration Portfolio
             U.S. Core Fixed Income Portfolio

             Balanced Portfolios
             Balanced Portfolio
             Multi-Asset-Class Portfolio
ShareholderServices:
1-800-548-7786
--------------------------------------------------------------------------------

Pricesand Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investments LP
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 22 different investment portfolios, 19 of which are described in this prospectus. Morgan Stanley Investments LP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Investment Management Inc., is the Fund's investment adviser. This prospectus offers Institutional Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Institutional Class Prospectus

  January 31, 2003

Table of Contents

                                                                    Page

                                                 Equity Portfolios
       -----------------------------------------------------------------
       Equity                                                          1
       Mid Cap Growth                                                  3
       Small Cap Growth                                                5
       Strategic Small Value                                           7
       U.S. Mid Cap Core (formerly, "Mid Cap Value")                   9
       U.S. Small Cap Core (formerly, "Small Cap Value")              11
       Value                                                          13

                                           Fixed Income Portfolios
       -----------------------------------------------------------------
       Cash Reserves                                                  15
       Core Plus Fixed Income                                         17
       Investment Grade Fixed Income                                  19
       High Yield                                                     21
       Intermediate Duration                                          23
       International Fixed Income                                     25
       Limited Duration                                               27
       Municipal                                                      29
       Targeted Duration                                              31
       -----------------------------------------------------------------
       U.S. Core Fixed Income                                         32

                                               Balanced Portfolios
       -----------------------------------------------------------------
       Balanced                                                       34
       Multi-Asset-Class                                              36

       Fees and Expenses of the Portfolios                            38
       -----------------------------------------------------------------
       Investment Strategies and Related Risks                        40
       -----------------------------------------------------------------
       Purchasing Shares                                              44
       -----------------------------------------------------------------
       Redeeming Shares                                               45
       -----------------------------------------------------------------
       General Shareholder Information                                46
       -----------------------------------------------------------------
       Fund Management                                                48
       -----------------------------------------------------------------
       Financial Highlights                                           52
       -----------------------------------------------------------------

  Institutional Class Prospectus

  January 31, 2003

Equity Portfolio

Objective
   The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $5 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities.

Process
   The Adviser assigns each member of the portfolio management team to specific "value" or "growth" sectors. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio's investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

Equity Portfolio
Commenced operations on November 14, 1984

1993   1994   1995    1996    1997    1998    1999    2000     2001    2002
-----  -----  ------  ------  ------  ------  ------  ------  ------- -------
6.66%  0.50%  33.02%  20.59%  25.84%  19.67%  28.80%  -9.29%  -17.03% -26.31%

High Quarter    12/31/98   21.34%
---------------------------------
Low Quarter      9/30/02  -17.84%


Average Annual Total Returns
(as of 12/31/02)

                                                                  Since
                                    Past      Past      Past    Inception
                                  One Year Five Years Ten Years 11/14/84
       Equity Portfolio..........
       ------------------------------------------------------------------
       Return before Taxes.......  -26.31%     -3.09%     6.34%    11.13%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/.........  -26.63%     -6.94%     1.89%     7.57%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/...........  -16.15%     -2.29%     4.52%     8.72%
       ------------------------------------------------------------------
       S&P 500 Index (reflects no
        deduction for fees,
        expenses or taxes)/2/....  -22.09%     -0.59%     9.35%    12.54%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception.The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

  Institutional Class Prospectus

  January 31, 2003

Mid Cap Growth Portfolio

Objective
   The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach
   The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.

Process
The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. However, the Adviser cannot guarantee continued access to IPOs.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                [CHART]

Mid Cap Growth Portfolio
Commenced operations on March 30, 1990

 1993   1994     1995    1996    1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  ------  ------  ------  ------- -------
18.23%  -5.39%  36.25%  18.79%  33.13%  37.36%  68.18%  -7.34%  -29.61% -30.77%

High Quarter  12/31/99   39.27%
-------------------------------
Low Quarter    9/30/01  -27.63%


Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years  3/30/90
      Mid Cap Growth Portfolio....
      --------------------------------------------------------------------
      Return before Taxes.........  -30.77%      0.85%     9.66%    12.56%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions/1/             -30.77%     -1.74%     6.00%     9.36%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions and Sale of
       Fund Shares/1/               -18.89%      0.64%     7.03%     9.87%
      --------------------------------------------------------------------
      S&P MidCap 400 Index
       (reflects no deduction for
       fees, expenses or taxes)/2/  -14.50%      6.42%    11.96%    13.61%
      --------------------------------------------------------------------
      Russell Midcap Growth Index
       (reflects no deduction for
       fees, expenses or taxes)/3/  -27.41%     -1.82%     6.71%     9.02%
      --------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5, and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/2/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation. The Portfolio's benchmark was changed from the S&P MidCap 400 Index to the Russell Midcap Growth Index to more accurately reflect the Portfolio's investable universe and growth style.
/3/The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Institutional Class Prospectus

  January 31, 2003

Small Cap Growth Portfolio


Objective
The Small Cap Growth Portfolio seeks long-term capital growth.

Approach
The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $4 billion.

Process
The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in small companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. A significant portion of the Portfolio's performance to date is related to its investment in IPOs. However, the Adviser cannot guarantee continued access to IPOs, or the Portfolio's ability to profit from them.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.






               [CHART]

Small Cap Growth Portfolio
Commenced operations on June 30, 1998

 1999     2000     2001      2002
-------  -------  -------   -------
313.91%  -18.96%  -20.56%   -28.69%

High Quarter   12/31/99   69.51%
--------------------------------
Low Quarter     9/30/01  -26.46%

Average Annual Total Returns
(as of 12/31/02)

                                                                    Since
                                                           Past   Inception
                                                         One Year  6/30/98
     Small Cap Growth Portfolio.........................
     ----------------------------------------------------------------------
     Return before Taxes................................  -28.69%    22.69%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/.............  -28.69%    20.90%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and Sale of
      Fund Shares/1/....................................  -17.62%    18.78%
     ----------------------------------------------------------------------
     Russell 2000 Index (reflects no deduction for fees,
      expenses or taxes)/2/.............................  -20.48%    -2.55%
     ----------------------------------------------------------------------
     Russell 2000 Growth Index (reflects no deduction
      for fees, expenses or taxes)/3/...................  -30.26%    -8.37%
     ----------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million. The Portfolio's benchmark was changed from the Russell 2000 Index to the Russell 2000 Growth Index to more accurately reflect the Portfolio's investable universe and growth style.

/3/The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Institutional Class Prospectus

  January 31, 2003

Strategic Small Value Portfolio

Objective
   The Strategic Small Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in common stocks of domestic companies with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index.

Process
   The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Value Index. For example, if the energy sector represents 10% of the Russell 2000 Value Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Value Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Some market conditions may favor value stocks or stocks of small companies, while other conditions may favor growth stocks or stocks of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

   Please see "Investment Strategies and Related Risks" for information about these and other risks of investing in the Portfolio.

                                     [CHART]

Strategic Small Value Fund
Commenced operations on June 30, 2000

2001    2002
-----  -------
6.43%  -10.98%

High Quarter   12/31/01   15.34%
--------------------------------
Low Quarter     9/30/02  -17.45%

Average Annual Total Returns
(as of 12/31/02)

                                                                  Since
                                                         Past   Inception
                                                       One Year  6/30/00
       Strategic Small Value Portfolio................
       ------------------------------------------------------------------
       Return before Taxes............................  -10.98%     3.27%
       ------------------------------------------------------------------
       Return after Taxes on Distributions/1/.........  -11.06%     2.61%
       ------------------------------------------------------------------
       Return after Taxes on Distributions and Sale of
        Fund Shares/1/................................   -6.74%     2.38%
       ------------------------------------------------------------------
       Russell 2000 Value Index (reflects no deduction
        for fees, expenses or taxes)/2/...............  -11.43%     6.54%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Institutional Class Prospectus

  January 31, 2003

U.S. Mid Cap Core Portfolio (formerly, "Mid Cap Value Portfolio")

Objective
   The U.S. Mid Cap Core Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index. For example, if the energy sector represents 10% of the S&P MidCap 400 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets.
There are more than a dozen sectors represented in the S&P MidCap 400 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in Israel which is considered an emerging market country.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

U.S. Mid Cap Core Portfolio
Commenced operations on December 30, 1994

 1995    1996    1997    1998    1999    2000    2001      2002
------  ------  ------  ------  ------  ------  ------   -------
32.71%  40.77%  39.59%  16.05%  19.82%  11.94%  -3.38%   -28.56%

High Quarter   12/31/98    22.46%
--------------------------------
Low Quarter     9/30/01   -20.57%

Average Annual Total Returns
(as of 12/31/02)

                                                                 Since
                                             Past      Past    Inception
                                           One Year Five Years 12/30/94
       U.S. Mid Cap Core Portfolio........
       -----------------------------------------------------------------
       Return before Taxes................  -28.56%      1.45%    13.74%
       -----------------------------------------------------------------
       Return after Taxes on
        Distributions/1/..................  -28.56%     -1.07%    10.32%
       -----------------------------------------------------------------
       Return after Taxes on Distributions
        and Sale of Fund Shares/1/........  -17.53%      0.19%     9.97%
       -----------------------------------------------------------------
       S&P MidCap 400 Index (reflects no
        deduction for fees, expenses or
        taxes)/2/.........................  -14.50%      6.42%    13.82%
       -----------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

  Institutional Class Prospectus

  January 31, 2003

U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio")

Objective
   The U.S. Small Cap Core Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the Russell 2000 Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Index. For example, if the energy sector represents 10% of the Russell 2000 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is

U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio")


possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.






                                    [CHART]

U.S. Small Cap Core Portfolio
Commenced operations on July 1, 1986

1993     1994   1995    1996   1997     1998    1999   2000   2001     2002
------  -----  ------  ------  ------  ------  ------  -----  ------  -------
21.16%  2.18%  21.04%  35.15%  30.63%  -1.42%  26.02%  3.48%  -6.80%  -15.15%

High Quarter    9/30/97    18.34%
---------------------------------
Low Quarter     9/30/01   -19.53%

Average Annual Total Returns
(as of 12/31/02)

                                                                  Since
                                    Past      Past      Past    Inception
                                  One Year Five Years Ten Years  7/1/86
       U.S. Small Cap Core
        Portfolio
       ------------------------------------------------------------------
       Return before Taxes         -15.15%      0.33%    10.40%    10.09%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/           -15.28%     -1.63%     6.85%     7.56%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/              -9.30%     -0.39%     7.02%     7.43%
       ------------------------------------------------------------------
       Russell 2000 Index
        (reflects no deduction
        for fees, expenses or
        taxes)/2/                  -20.48%     -1.36%     7.16%     7.38%
       ------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million.

  Institutional Class Prospectus

  January 31, 2003

Value Portfolio

Objective
   The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $2.5 billion. The Portfolio focuses on stocks that are believed to be undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.

Process
The Adviser selects investments through a three part analysis. The Adviser seeks to identify stocks with low price/earnings ratios. The Adviser then applies fundamental analysis and its investment judgment to determine which of those securities it believes are the most attractive. Finally, the Adviser may favor securities of companies that it believes are in undervalued industries. The Adviser employs a formal sell discipline, under which the Portfolio sells securities when either their price/earnings ratios or alternative valuation parameters rise to what are believed to be unacceptable levels. Securities may also be sold if the Adviser determines that a significant deterioration in the fundamental outlook of a company has occurred.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



                             [CHART]

Value Portfolio
Commenced operations on November 5, 1984

 1993   1994    1995    1996    1997    1998    1999    2000    2001    2002
------  -----  ------  ------  ------  ------  ------  ------  -----  -------
14.34%  3.48%  38.75%  27.63%  23.38%  -2.88%  -2.07%  23.39%  4.60%  -22.68%

High Quarter     12/31/00   15.64%
----------------------------------
Low Quarter       9/30/02  -23.25%

Average Annual Total Returns
(as of 12/31/02)

                                                                  Since
                                    Past      Past      Past    Inception
                                  One Year Five Years Ten Years  11/5/84
       Value Portfolio...........
       ------------------------------------------------------------------
       Return before Taxes.......  -22.68%     -1.04%     9.39%    12.42%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/.........  -23.04%     -2.81%     6.63%     8.92%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/...........  -13.93%     -0.39%     7.02%     7.43%
       ------------------------------------------------------------------
       S&P 500 Index (reflects no
        deduction for fees,
        expenses or taxes)/2/....  -22.09%     -0.59%     9.35%    12.43%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

  Institutional Class Prospectus

  January 31, 2003

Cash Reserves Portfolio

Objective
   The Cash Reserves Portfolio seeks to realize maximum current income, consistent with the preservation of capital and liquidity.

Approach
   The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days.

Process
   The Portfolio's Sub-Adviser, Morgan Stanley Investment Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser invests in a variety of securities in order to diversify credit risk and interest rate risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded, or for liquidity needs.

Principal Risks
   Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating. Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

You may obtain the Portfolio's SEC 7-day current yield by calling
1-800-548-7786.


                               [CHART]

Cash Reserves Portfolio
Commenced operations on August 29, 1990

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.82%  3.99%  5.75%  5.24%  5.39%  5.36%  5.00%  6.19%  3.98%  1.53%

High Quarter    12/31/00    1.59%
---------------------------------
Low Quarter     12/31/02    0.33%

Average Annual Total Returns (as of 12/31/02)

                                                                    Since
                                      Past One Past Five Past Ten Inception
                                        Year     Years    Years    8/29/90
    Cash Reserves Portfolio..........    1.53%     4.40%    4.52%     4.63%
    -----------------------------------------------------------------------
    Salomon 1-Month Treasury Bill
     Index (reflects no deduction for
     fees, expenses or taxes)/2/.....    1.65%     3.99%    4.17%     4.24%
    -----------------------------------------------------------------------
    Lipper Money Market Average
     (reflects no deduction for fees,
     expenses or taxes)/3/...........    1.03%     3.88%    4.06%     4.23%
    -----------------------------------------------------------------------



/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index and the Lipper Money Market Average. The variability of performance over time provides an indication of the risks of investing in the Portfolio. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.
/2/The Salomon 1-Month Treasury Bill Index is an unmanaged index generally representative of the average yield of one month treasury bills.
/3/The Lipper Money Market Average is an index that shows the performance of other money market funds.

  Institutional Class Prospectus

  January 31, 2003

Core Plus Fixed Income Portfolio

Objective
   The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
   The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on November 14, 1984

 1993    1994    1995   1996   1997   1998    1999    2000    2001   2002
------  ------  ------  -----  -----  -----  ------  ------  ------  -----
13.90%  -5.51%  19.03%  7.36%  9.61%  6.91%  -0.61%  10.83%  10.35%  6.63%

High Quarter   6/30/95   5.64%
------------------------------
Low Quarter    3/31/94  -3.13%

Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years 11/14/84
     ---------------------------------------------------------------------
     Core Plus Fixed Income
      Portfolio
     ---------------------------------------------------------------------
     Return before Taxes..........    6.63%      6.74%     7.64%     9.75%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/............    3.66%      3.80%     4.55%     6.38%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/                  4.03%      3.91%     4.58%     6.32%
     ---------------------------------------------------------------------
     Salomon Broad Index (reflects
      no deduction for fees,
      expenses or taxes)/2/.......   10.10%      7.52%     7.53%     9.47%
     ---------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Institutional Class Prospectus

  January 31, 2003

Investment Grade Fixed Income Portfolio


Objective
   The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar denominated securities. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
   The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in investment grade fixed income securities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S.

government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.
                                    [CHART]

Investment Grade Fixed Income Portfolio
Commenced operations on August 31, 1990

1993     1994    1995   1996   1997   1998    1999    2000    2001   2002
------  ------  ------  -----  -----  -----  ------  ------  ------  -----
12.62%  -5.15%  18.67%  5.53%  9.29%  7.54%  -1.20%  10.51%  11.04%  7.68%

High Quarter    6/30/95   5.67%
-------------------------------
Low Quarter     3/31/94  -2.73%

Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years  8/31/90
     ---------------------------------------------------------------------
     Investment Grade Fixed Income
      Portfolio...................
     ---------------------------------------------------------------------
     Return before Taxes..........    7.68%      7.02%     7.46%     8.82%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/............    5.54%      4.34%     4.62%     5.90%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/                  4.70%      4.28%     4.56%     5.76%
     ---------------------------------------------------------------------
     Salomon Broad Index (reflects
      no deduction for fees,
      expenses or taxes)/2/          10.10%      7.52%     7.53%     8.49%
     ---------------------------------------------------------------------



/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Institutional Class Prospectus

  January 31, 2003

High Yield Portfolio

Objective
   The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in high yield securities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

High Yield Portfolio
Commenced operations on February 28, 1989

 1993    1994    1995    1996    1997   1998   1999    2000     2001    2002
------  ------  ------  ------  ------  -----  -----  -------  ------  -------
24.57%  -7.06%  23.94%  15.29%  15.98%  3.16%  7.79%  -10.52%  -5.81%  -11.23%

High Quarter  6/30/95  10.60%
-----------------------------
Low Quarter   9/30/01  -9.14%

Average Annual Total Returns
(as of 12/31/02)

                                                                  Since
                                    Past      Past      Past    Inception
                                  One Year Five Years Ten Years  2/28/89
       High Yield Portfolio......
       ------------------------------------------------------------------
       Return before Taxes.......  -11.23%     -3.61%     4.79%     6.17%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/.........  -14.65%     -7.74%     0.50%     1.85%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/...........   -6.89%     -4.45%     1.99%     3.07%
       ------------------------------------------------------------------
       CS First Boston High Yield
        Index (reflects no
        deduction for fees,
        expenses or taxes)/2/....    3.10%      1.44%     6.52%     7.97%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

  Institutional Class Prospectus

  January 31, 2003

Intermediate Duration Portfolio

Objective
The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]

Intermediate Duration Portfolio
Commenced operations on October 3, 1994

 1995   1996   1997   1998   1999   2000   2001   2002
------  -----  -----  -----  -----  -----  -----  -----
15.38%  5.94%  8.07%  7.03%  0.86%  9.07%  9.98%  8.60%


High Quarter   3/31/95   4.80%
------------------------------
Low Quarter    6/30/99  -1.10%

Average Annual Total Returns
(as of 12/31/02)

                                                                 Since
                                             Past      Past    Inception
                                           One Year Five Years  10/3/94
       Intermediate Duration Portfolio....
       -----------------------------------------------------------------
       Return before Taxes................    8.60%      7.06%     7.74%
       -----------------------------------------------------------------
       Return after Taxes on
        Distributions/1/..................    5.92%      4.37%     4.87%
       -----------------------------------------------------------------
       Return after Taxes on Distributions
        and Sale of Fund Shares/1/........    5.24%      4.30%     4.77%
       -----------------------------------------------------------------
       Lehman Brothers Intermediate
        Government/Credit Index (reflects
        no deduction for fees, expenses or
        taxes)/2/.........................    9.84%      7.48%     7.80%
       -----------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Lehman Brothers Intermediate Government/Credit Index is a fixed income market-value weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, and corporate issues carrying in investment grade (BBB) or higher credit ratings with remaining maturities of at least one year and not longer than ten years.

  Institutional Class Prospectus

  January 31, 2003

International Fixed Income Portfolio

Objective
The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, high yield securities (commonly referred to as "junk bonds") and securities of issuers located in emerging markets. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness of foreign government, corporate, asset-backed and mortgage securities (including CMOs). The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of issuers outside the U.S.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Substantially all of the Portfolio's investments will be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is non-diversified which means that it may invest in the securities of relatively few issuers.

The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

International Fixed Income Portfolio
Commenced operations on April 29, 1994

 1995   1996    1997    1998    1999    2000    2001    2002
------  -----  ------  ------  ------  ------  ------  ------
19.64%  6.20%  -3.97%  17.74%  -7.39%  -2.37%  -4.54%  22.13%

High Quarter  6/30/02   14.39%
------------------------------
Low Quarter   3/31/97   -5.74%

Average Annual Total Returns
(as of 12/31/02)

                                                                 Since
                                             Past      Past    Inception
                                           One Year Five Years  4/29/94
       International Fixed Income
        Portfolio.........................
       -----------------------------------------------------------------
       Return before Taxes................   22.13%      4.41%     5.05%
       -----------------------------------------------------------------
       Return after Taxes on
        Distributions/1/..................   22.13%      3.47%     3.37%
       -----------------------------------------------------------------
       Return after Taxes on Distributions
        and Sale of Fund Shares/1/........   13.59%      3.11%     3.25%
       -----------------------------------------------------------------
       Salomon World Government Bond
        Ex-U.S. Index (reflects no
        deduction for fees, expenses or
        taxes)/2/.........................   22.01%      5.07%     5.38%
       -----------------------------------------------------------------





/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon World Government Bond Ex-U.S. Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

  Institutional Class Prospectus

  January 31, 2003

Limited Duration Portfolio

Objective
   The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum for any individual security. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit- adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

Limited Duration Portfolio
Commenced operations on March 31, 1992

1993    1994    1995   1996   1997   1998   1999   2000   2001   2002
-----  ------  ------  -----  -----  -----  -----  -----  -----  -----
5.97%  -0.07%  10.37%  5.27%  6.25%  5.63%  3.77%  7.93%  8.59%  5.12%


High Quarter  3/31/95   3.23%
-----------------------------
Low Quarter   3/31/94  -0.95%

Average Annual Total Returns
(as of 12/31/02)

                                                                    Since
                                      Past      Past         Past Inception
                                    One Year Five Years Ten Years  3/31/92
    -----------------------------------------------------------------------
    Limited Duration Portfolio.....
    -----------------------------------------------------------------------
    Return before Taxes............    5.12%      6.19%     5.85%     6.07%
    -----------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/..............    3.63%      3.98%     3.67%     3.92%
    -----------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of Fund
     Shares/1/                         3.15%      3.85%     3.59%     3.81%
    -----------------------------------------------------------------------
    Salomon 1-3 Year Treasury/
     Government Sponsored Index
     (reflects no deduction for
     fees, expenses or taxes)/2/       6.12%      6.56%     6.10%     6.24%
    -----------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should be considered an investment.

/2/The Salomon 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted Index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years.

  Institutional Class Prospectus

  January 31, 2003

Municipal Portfolio

Objective
   The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax.

Approach
The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
   The Adviser employs a value approach toward fixed income investing. The Adviser will vary the Portfolio's average duration and maturity and the amount invested in particular types of securities based on the risks and rewards offered by different investments. The Adviser analyzes the credit risk, prepayment risk and call risk posed by specific securities considered for investment. The Adviser may sell securities when it believes that expected after-tax risk-adjusted return is low compared to other investment opportunities.

   Under normal circumstances, at least 80% of the total income of the Portfolio will be exempt from federal income tax.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

   Municipal obligations may be general obligations or revenue bonds. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations.

   The Portfolio may invest in municipal lease obligations. Certain lease obligations may contain non-appropriation clauses pursuant to which the municipality has no continuing obligation to make payments unless money is specifically appropriated annually or on some other periodic basis by the legislature.

   Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Portfolio to reinvest the proceeds at a lower rate of interest.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

Municipal Portfolio
Commenced operations on October 1, 1992

 1993    1994    1995   1996   1997   1998    1999    2000   2001   2002
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
14.31%  -6.30%  19.98%  5.60%  8.68%  5.82%  -1.00%  11.18%  6.37%  7.90%

High Quarter   3/31/95    8.94%
-------------------------------
Low Quarter    3/31/94   -7.34%


Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years  10/1/92
      Municipal Portfolio
      --------------------------------------------------------------------
      Return before Taxes             7.90%      5.98%     7.02%     7.02%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions/1/               7.81%      5.76%     6.82%     6.82%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions and Sale of
       Fund Shares/1/                 6.20%      5.52%     6.50%     6.49%
      --------------------------------------------------------------------
      Lehman 5-Year Municipal
       Index (reflects no
       deduction for fees,
       expenses or taxes)/2/          9.28%      5.92%     5.88%     5.88%
      --------------------------------------------------------------------
      Lehman 10-Year Municipal
       Index (reflects no
       deduction for fees,
       expenses or taxes)/3/         10.17%      6.12%     6.82%     6.85%
      --------------------------------------------------------------------
      Blended Municipal Index
       (reflects no deduction for
       fees, expenses or taxes)/4/    9.73%      6.02%     6.59%     6.68%
      --------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Lehman 5-Year Municipal Index is a market capitalization-weighted index of investment-grade municipal bonds with maturities of four to six years.

/3/The Lehman 10-Year Municipal Index is market capitalization-weighted index of investment-grade municipal bonds with maturities of eight to twelve years.

/4/The Blended Municipal Index is an unmanaged index comprised of the Lehman
   Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10-Year Municipal Index and 50% Lehman 5-Year Municipal Index thereafter.

  Institutional Class Prospectus

  January 31, 2003

Targeted Duration Portfolio (Not Currently Open)


Objective
The Targeted Duration Portfolio seeks above-average total return consistent with reasonable risk.

Approach
The Portfolio seeks value in the fixed income market without significant sensitivity to changes in interest rates. The Portfolio invests primarily in U.S. Government securities, investment grade and high yield corporate bonds (commonly referred to as "junk bonds") and mortgage securities, and, to a limited extent, non-dollar denominated securities, regardless of maturity. The average duration the Portfolio will ordinarily seek to maintain is generally similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Performance Information
No performance information is provided because the Targeted Duration Portfolio has not commenced operations.

U.S. Core Fixed Income Portfolio

Objective
   The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities issued by U.S. - based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
   The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

  Institutional Class Prospectus

  January 31, 2003

U.S. Core Fixed Income Portfolio (Cont'd)



   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of U.S. issuers.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

US Core Fixed Income Portfolio
Commenced operations on September 29, 1987

 1993    1994    1995   1996   1997   1998    1999    2000    2001   2002
------  ------  ------  -----  -----  -----  ------  ------  ------  -----
13.75%  -3.89%  18.85%  3.89%  9.62%  7.23%  -1.64%  10.50%  10.58%  8.07%

High Quarter   6/30/95    6.05%
-------------------------------
Low Quarter    3/31/94   -2.07%

Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years  9/29/87
     U.S. Core Fixed Income
      Portfolio
     ---------------------------------------------------------------------
     Return before Taxes..........    8.07%      6.85%     7.50%     9.00%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/............    5.46%      4.23%     4.61%     6.05%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/..............    4.94%      4.17%     4.57%     5.96%
     ---------------------------------------------------------------------
     Salomon Broad Index (reflects
      no deduction for fees,
      expenses or taxes)/2/.......   10.10%      7.52%     7.53%     8.89%
     ---------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

Balanced Portfolio

Objective
   The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.


   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

   At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio

  Institutional Class Prospectus

  January 31, 2003

Balanced Portfolio (Cont'd)

could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



                                    [CHART]

Balanced Portfolio
Commenced operations on December 31, 1992

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
10.37%  -1.93%  27.34%  15.37%  19.61%  15.40%  16.29%  -0.72%  -5.37%  -13.29%

High Quarter   12/31/98   12.06%
--------------------------------
Low Quarter     9/30/02  -11.37%


Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years 12/31/92
     Balanced Portfolio...........
     ---------------------------------------------------------------------
     Return before Taxes..........  -13.29%      1.80%     7.60%     7.60%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/............  -14.45%     -0.97%     4.56%     4.56%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/..............   -8.15%      0.62%     5.13%     5.13%
     ---------------------------------------------------------------------
     S&P 500 Index (reflects no
      deduction for fees,
      expenses or taxes)/2/.......  -22.10%     -0.59%     9.35%     9.35%
     ---------------------------------------------------------------------
     Salomon Broad Index
      (reflects no deduction for
      fees, expenses or taxes)/3/.   10.10%      7.52%     7.53%     7.53%
     ---------------------------------------------------------------------
     60/40 Blended Index (reflects
      no deduction for fees,
      expenses or taxes)/4/.......   -9.54%      3.31%     9.05%     9.05%
     ---------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.
/4/The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Bond Index.

Multi-Asset-Class Portfolio

Objective
The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser's target allocation among certain asset classes. These securities may include, to a limited extent, emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in an effort to improve potential return and control the Portfolio's overall risks. The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment opportunities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's

  Institutional Class Prospectus

  January 31, 2003

Multi-Asset-Class Portfolio (Cont'd)

investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

   At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                 [CHART]

Multi-Asset-Class Portfolio
Commenced operations on July 29, 1994

 1995    1996    1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  ------  ------  -------
24.62%  15.93%  17.48%  13.87%  16.84%  -8.43%  -8.93%  -13.60%

High Quarter   12/31/98    12.82%
---------------------------------
Low Quarter     9/30/02   -13.85%

Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                               Past      Past    Inception
                                             One Year Five Years  7/29/94
     Multi-Asset-Class Portfolio
     ---------------------------------------------------------------------
     Return before Taxes                      -13.60%     -0.84%     5.77%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions/1/   -16.02%     -3.43%     2.74%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                   -8.34%     -1.36%     3.70%
     ---------------------------------------------------------------------
     S&P 500 Index (reflects no deduction
      for fees, expenses or taxes)/2/         -22.09%     -0.59%     9.95%
     ---------------------------------------------------------------------
     Salomon Broad Index (reflects no
      deduction for fees, expenses or
      taxes)/3/                                10.10%      7.52%     8.03%
     ---------------------------------------------------------------------
     MSCI EAFE Index (reflects no
      deduction for fees, expenses or
      taxes)/4/                               -15.94%     -2.89%     0.20%
     ---------------------------------------------------------------------
     Blended Index (reflects no deduction
      for fees, expenses or taxes)/5/          -9.66%      2.32%     8.27%
     ---------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

/4/The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

/5/The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24%
   Salomon Broad Index, 14% MSCI EAFE Index, 6% Salomon World Government Bond Ex-U.S. Index and 6% CS First Boston Global High Yield Index.

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2002 (expenses that are deducted from Portfolio assets)

                                                                   Total Annual
                              Management Distribution  Other    Portfolio Operating
                    Portfolio    Fees    (12b-1) Fees Expenses       Expenses
Equity                             0.50%         None     0.16%                0.66%
-------------------------------------------------------------------------------------
Mid Cap Growth                      0.50         None     0.15                 0.65
-------------------------------------------------------------------------------------
Small Cap Growth                    1.00         None     0.21                 1.21**
-------------------------------------------------------------------------------------
Strategic Small Value               1.00         None     1.09                 2.09**
-------------------------------------------------------------------------------------
U.S. Mid Cap Core                   0.75         None     0.14                 0.89
-------------------------------------------------------------------------------------
U.S. Small Cap Core                 0.75         None     0.14                 0.89
-------------------------------------------------------------------------------------
Value                               0.50         None     0.14                 0.64
-------------------------------------------------------------------------------------
Cash Reserves                       0.25         None     0.15                 0.40**
-------------------------------------------------------------------------------------
Core Plus Fixed Income              0.38         None     0.13                 0.50
-------------------------------------------------------------------------------------
Investment Grade Fixed Income       0.38         None     0.14                 0.51
-------------------------------------------------------------------------------------
High Yield                          0.45         None     0.14                 0.59
-------------------------------------------------------------------------------------
Intermediate Duration               0.38         None     0.17                 0.54
-------------------------------------------------------------------------------------
International Fixed Income          0.38         None     0.23                 0.60
-------------------------------------------------------------------------------------
Limited Duration                    0.30         None     0.14                 0.44
-------------------------------------------------------------------------------------
Municipal                           0.38         None     0.15                 0.52**
-------------------------------------------------------------------------------------
Targeted Duration+                  0.38         None     0.19*                0.57**
-------------------------------------------------------------------------------------
U.S. Core Fixed Income              0.38         None     0.16                 0.53**
-------------------------------------------------------------------------------------
Balanced                            0.45         None     0.14                 0.59
-------------------------------------------------------------------------------------
Multi-Asset-Class                   0.65         None     0.26                 0.91**
-------------------------------------------------------------------------------------

   Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
*Other Expenses are based on estimated amounts.
**The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.
+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

                                                        Total Annual Portfolio Operating Expenses
                                                           After Morgan Stanley Investments LP
Portfolio                                                    Waiver/Reimbursement & Offsets
Small Cap Growth                                                                             1.15%
--------------------------------------------------------------------------------------------------
Strategic Small Value                                                                        1.15
--------------------------------------------------------------------------------------------------
Cash Reserves                                                                                0.32
--------------------------------------------------------------------------------------------------
Municipal                                                                                    0.50
--------------------------------------------------------------------------------------------------
Targeted Duration+                                                                           0.45
--------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                                                                       0.50
--------------------------------------------------------------------------------------------------
Multi-Asset-Class                                                                            0.78
--------------------------------------------------------------------------------------------------

+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

  Institutional Class Prospectus

  January 31, 2003

Fees and Expenses of the Portfolios

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.


                                   Portfolio  1 Year 3 Years 5 Years 10 Years
Equity                                          $ 67    $211  $  368   $  822
Mid Cap Growth                                    66     208     362      810
Small Cap Growth                                 123     384     665    1,466
Strategic Small Value                            212     655   1,124    2,421
U.S. Mid Cap Core                                 91     284     493    1,096
U.S. Small Cap Core                               91     284     493    1,096
Value                                             65     205     357      798
Cash Reserves                                     41     128     224      505
Core Plus Fixed Income                            51     160     280      628
Investment Grade Fixed Income                     52     164     285      640
High Yield                                        60     189     329      738
Intermediate Duration                             55     173     302      677
International Fixed Income                        61     192     335      750
Limited Duration                                  45     141     246      555
Municipal                                         53     167     291      653
Targeted Duration+                                58     183     318      714
U.S. Core Fixed Income                            54     170     296      665
Balanced                                          60     189     329      738
Multi-Asset-Class                                 93     290     504    1,120

+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

Investment Strategies and Related Risks


   This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

   An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities
   Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts ("ADRs"), rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities.

   ADRs are U.S.-dollar denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

   Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs
   Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities
   Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

   These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

   Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
   The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

  Institutional Class Prospectus

  January 31, 2003




High Yield Securities
   Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities
   These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Foreign Securities
   Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
   Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities
   Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

   A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

   If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

   CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

   Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater

  Institutional Class Prospectus

  January 31, 2003



price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Temporary Defensive Investments
   When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover
   Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Non-Diversification of Investments
   A Portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. The International Fixed Income Portfolio is a non-diversifed fund for purposes of the 1940 Act. A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

Purchasing Shares



   Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 and corporations or other institutions such as trusts and foundations.

   Institutional Class Shares of the Portfolios may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Institutional Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

   Institutional Class Shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Institutional Class Shares of the Portfolios.

   Institutional Class Shares of each Portfolio, except for the Cash Reserves Portfolio, may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order. Institutional Class Shares of the Cash Reserves Portfolio may be purchased at the NAV next determined after we receive your purchase order and the Fund's Custodian Bank, J.P. Morgan Chase & Co. (the "Custodian") receives monies credited by a Federal Reserve Bank ("Federal Funds").

Initial Purchase by Mail
   You may open an account, subject to acceptance by Morgan Stanley Institutional Fund Trust, by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916 together with a check payable to Morgan Stanley Institutional Fund Trust.

   Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire
   You may purchase Institutional Class Shares of each Portfolio by wiring Federal Funds to the Custodian. You should forward a completed Account Registration Form to J.P. Morgan in advance of the wire. For all Portfolios, except the Cash Reserves Portfolio, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P.Morgan Chase & Co.
   1 Chase Manhattan Plaza
   New York, NY 10081
   ABA #021000021
   DDA #910-2-734143
   Attn: Morgan Stanley Institutional Fund
   Trust Subscription Account
   Ref: (Portfolio Name, Account Number,
   Account Name)

   You can also make purchases in the Cash Reserves Portfolio by Federal Funds wire to the Custodian. If notification of your order is received prior to 12:00 noon (Eastern Time) and the Custodian receives the funds the same day, then your purchase will become effective and begin to earn income on that day. Otherwise, your purchase will be effective on the next business day.

Additional Investments
   You may make additional investments of Institutional Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to J.P. Morgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above. For all Portfolios, except the Cash Reserves Portfolio, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV. For the Cash Reserves Portfolio, J.P. Morgan must receive notification of receipt of your Federal Funds wire by 12:00 noon (Eastern Standard Time). We normally credit purchases made by check in the Cash Reserves Portfolio at the NAV determined two business days after we receive the check.

  Institutional Class Prospectus

  January 31, 2003




Other Purchase Information
The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

   Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

   Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares


   You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Each Portfolio will redeem shares at the NAV next determined after the request is received in good order.

By Mail
   Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916.

   To be in good order, redemption requests must include the following documentation:

   (a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

   (c) Any required signature guarantees; and

   (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone
   If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

   The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

   If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

General Shareholder Information


Valuation of Shares
The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business, except for the NAV of the Cash Reserves Portfolio which is determined as of 12:00 noon (Eastern Time).

Each Portfolio values its securities at market value, except the Cash Reserves Portfolio, which values its securities using amortized cost valuation. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

Exchange Privilege
You may exchange each Portfolio's Institutional Class Shares for Institutional Class Shares of other available portfolios of the Fund or for Class A shares of available portfolios of Morgan Stanley Institutional Fund, Inc. based on their respective NAVs. There is no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.

Taxes
Income dividends you receive (except most dividends from the Municipal Portfolio) will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gain distributions may be taxable at different rates depending on the length of time the Portfolio holds its assets.

The Municipal Portfolio intends to pay "exempt-interest" dividends which are excluded from your gross income for federal income tax purposes. When you receive exempt-interest dividends they may be subject to state and local taxes, although some states allow you to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within your state of residence.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.

Every January, you will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

   Exchanges and redemptions of shares in a Portfolio are taxable events and may result in a taxable gain or loss to you.

   When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding (currently at a rate of 30%) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

  Institutional Class Prospectus

  January 31, 2003




Dividends and Distributions
   The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

                                Portfolio Monthly Quarterly Annually
            Equity.......................                 .
            --------------------------------------------------------
            Mid Cap Growth                                         .
            Small Cap Growth                                       .
            Strategic Small Value                                  .
            U.S. Mid Cap Core                                      .
            U.S. Small Cap Core..........                          .
            --------------------------------------------------------
            Value                                         .
            Cash Reserves                       .
            Core Plus Fixed Income                        .
            Investment Grade Fixed Income                 .
            --------------------------------------------------------
            High Yield                                    .
            Intermediate Duration               .
            International Fixed Income                             .
            Limited Duration                    .
            Municipal                           .
            Targeted Duration                   .
            U.S. Core Fixed Income                        .
            Balanced                                      .
            Multi-Asset-Class                             .

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify the Fund in writing.

Fund Management


Adviser
   The Adviser to the Fund, Morgan Stanley Investments LP ("MSI" or the "Adviser"), is a Pennsylvania limited partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley ("Morgan Stanley"). Morgan Stanley is a preeiminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM") and is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428-2881. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2002, MSI, together with its affiliated asset management companies, had approximately $376.2 billion in assets under management with approximately $173.4 billion in institutional assets.

   The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table on the following page shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2002 fiscal year.
Sub-Adviser
   Morgan Stanley Investment Advisors Inc. ("MSIA") serves as Sub-Adviser to the Cash Reserves Portfolio. As Sub-Adviser, MSIA makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSIA 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for its sub-advisory services. MSIA, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley. MSIA develops, markets and manages a broad spectrum of proprietary mutual funds that are sold by Morgan Stanley financial advisors and offers professional money management services on a customized basis to individuals, institutional investors and retirement plan sponsors.

  Institutional Class Prospectus

  January 31, 2003




Adviser's Rates of Compensation

                                         FY 2002            FY 2002
                                       Contractual          Actual
                          Portfolio Compensation Rate  Compensation Rate
      Equity.......................              0.50%              0.50%
      -------------------------------------------------------------------
      Mid Cap Growth...............              0.50               0.50
      -------------------------------------------------------------------
      Small Cap Growth.............              1.00               0.95
      -------------------------------------------------------------------
      Strategic Small Value........              1.00               0.06
      -------------------------------------------------------------------
      U.S. Mid Cap Core............              0.75               0.75
      -------------------------------------------------------------------
      U.S. Small Cap Core..........              0.75               0.75
      -------------------------------------------------------------------
      Value........................              0.50               0.50
      -------------------------------------------------------------------
      Cash Reserves................              0.25               0.18
      -------------------------------------------------------------------
      Core Plus Fixed Income.......              0.38               0.38
      -------------------------------------------------------------------
      Investment Grade Fixed Income              0.38               0.38
      -------------------------------------------------------------------
      High Yield...................              0.45               0.45
      -------------------------------------------------------------------
      Intermediate Duration........              0.38               0.38
      -------------------------------------------------------------------
      International Fixed Income...              0.38               0.38
      -------------------------------------------------------------------
      Limited Duration.............              0.30               0.30
      -------------------------------------------------------------------
      Municipal....................              0.38               0.36
      -------------------------------------------------------------------
      Targeted Duration+...........              0.38               0.00
      -------------------------------------------------------------------
      U.S. Core Fixed Income.......              0.38               0.34
      -------------------------------------------------------------------
      Balanced.....................              0.45               0.45
      -------------------------------------------------------------------
      Multi-Asset-Class............              0.65               0.52
      -------------------------------------------------------------------

+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

Portfolio Management

Equity Portfolio
   The Portfolio's assets are managed by the Large Cap Value Team. Current members of the team include Brian L. Kramp, Executive Director, and Eric F. Scharpf, Vice President.

Mid Cap Growth Portfolio
   The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include David P. Chu, Executive Director, Dennis Lynch, Executive Director, David Cohen, Executive Director, and David Reidinger, Vice President.

Small Cap Growth Portfolio
   The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include Dennis Lynch, Executive Director, and David Cohen, Executive Director.

Strategic Small Value Portfolio
   The Portfolio's assets are managed by the Small/Mid Cap Team. Current members of the team include Bradley S. Daniels, Executive Director, William B. Gerlach, Managing Director, James J. Jolinger, Executive Director, and Matthew Todorow, Executive Director.

U.S. Mid Cap Core Portfolio
   The Portfolio's assets are managed by the Small/Mid Cap Team. Current members of the team include Bradley S. Daniels, Executive Director, William B. Gerlach, Managing Director, Matthew Todorow, Executive Director, and Charles Purcell, Vice President.

U.S. Small Cap Core Portfolio
   The Portfolio's assets are managed by the Small/Mid Cap Team. Current members of the team include Bradley S. Daniels, Executive Director, James J. Jolinger, Executive Director, and Matthew Todorow, Executive Director.

Value Portfolio
   The Portfolio's assets are managed by the Large Cap Value Team. Current members of the team include Richard M. Behler, Managing Director, Brian L. Kramp, Executive Director, and Eric F. Scharpf, Vice President.

Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio and U.S. Core Fixed Income Portfolio
   The Portfolios' assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Thomas L. Bennett, Managing Director, Stephen F. Esser, Managing Director, Scott F. Richard, Managing Director and Roberto M. Sella, Managing Director.

International Fixed Income Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include J. David Germany, Managing Director, Michael B. Kushma, Executive Director, Paul F. O'Brien, Executive Director, and Christian
G. Roth, Executive Director.

High Yield Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Stephen F. Esser, Managing Director, Gordon W. Loery, Executive Director, and Deanna L. Loughnane, Executive Director.

Intermediate Duration Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Executive Director, and Scott F. Richard, Managing Director.

Limited Duration Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Executive Director, William Lawrence, Executive Director, and Scott F. Richard, Managing Director.

Municipal Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Scott F. Richard, Managing Director, Steven K. Kreider, Managing Director, and Neil Stone, Executive Director.

  Institutional Class Prospectus

  January 31, 2003




Targeted Duration Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Executive Director, and Scott F. Richard, Managing Director.

Balanced Portfolio
   The Portfolio's assets are managed by the Active International Allocation Team, the Asset Allocation Team and the International Magnum Team. Current members of the teams include Barton M. Biggs, Managing Director, Cyril Moulle-Berteaux, Managing Director, Que Nguyen, Executive Director, and Francine J. Bovich, Managing Director.

Multi-Asset-Class Portfolio
   The Portfolio's assets are managed by the Active International Allocation Team, the Asset Allocation Team and the International Magnum Team. Current members of the teams include Barton M. Biggs, Managing Director, Cyril Moulle-Berteaux, Managing Director, Que Nguyen, Executive Director, and Francine J. Bovich, Managing Director.

Distributor
   Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). As of the fiscal year ended September 30, 2002, the Targeted Duration Portfolio had not commenced operations. The information for the year 2002 has been extracted from the Fund's

                                Net Gains
     Net Asset                  or Losses                   Dividend       Capital Gain
      Value-      Net         on Securities  Total from   Distributions    Distributions
     Beginning Investment     (realized and  Investment  (net investment     (realized
     of Period   Income        unrealized)   Activities      income)        net gains)
Equity Portfolio (Commencement of Institutional Class Operations 11/14/84)
2002    $ 9.75      $0.08+++         ($2.57)     ($2.49)          ($0.08)             --
2001     17.28       0.09+++          (4.78)      (4.69)           (0.09)         ($2.75)
2000     19.82       0.05+++           3.53        3.58            (0.05)          (6.07)
1999     20.44       0.14              5.24        5.38            (0.17)          (5.83)
1998     29.45       0.24             (1.04)      (0.80)           (0.28)          (7.93)
-----------------------------------------------------------------------------------------
        Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)
2002    $14.80     ($0.05)+++        ($3.10)     ($3.15)              --              --
2001     35.15      (0.05)           (16.44)     (16.49)              --          ($3.86)
2000     25.77      (0.06)            13.71       13.65               --           (4.27)
1999     18.62      (0.01)            10.65       10.64           ($0.00).         (3.49)
1998     21.84      (0.03)             0.24        0.21               --           (3.43)
-----------------------------------------------------------------------------------------
      Small Cap Growth Portfolio (Commencement of Institutional Class Operations 6/30/98)
2002    $24.04     ($0.25)+++        ($3.83)     ($4.08)              --              --
2001     52.96      (0.35)           (25.78)     (26.13)              --          ($2.79)
2000     32.28      (0.34)            25.42       25.08               --           (4.40)
1999      8.57      (0.13)+++         23.84       23.71               --              --
1998     10.00      (0.01)            (1.42)      (1.43)              --              --
-----------------------------------------------------------------------------------------
 Strategic Small Value Portfolio (Commencement of Institutional Class Operations 6/30/00)
2002    $10.51      $0.05+++         ($0.24)     ($0.19)          ($0.05)         ($0.43)
2001     10.62       0.09             (0.15)      (0.06)           (0.05)             --
2000     10.00       0.03              0.59        0.62               --              --
-----------------------------------------------------------------------------------------
    U.S. Mid Cap Core Portfolio (Commencement of Institutional Class Operations 12/30/94)
2002    $16.91     ($0.01)+++        ($3.38)     ($3.39)          ($0.02)             --
2001     25.07       0.05+++          (4.91)      (4.86)           (0.08)         ($3.22)
2000     21.88       0.06+++           5.78        5.84            (0.08)          (2.57)
1999     18.12       0.12+++           5.01        5.13            (0.06)          (1.31)
1998     21.80       0.08+++          (1.53)      (1.45)           (0.04)          (2.19)
-----------------------------------------------------------------------------------------
   U.S. Small Cap Core Portfolio (Commencement of Institutional Class Operations 7/01/86)
2002    $15.16      $0.06+++         ($1.10)     ($1.04)          ($0.05)         ($0.03)
2001     21.18       0.10+++          (4.35)      (4.25)           (0.07)          (1.70)
2000     18.62       0.09+++           4.01        4.10            (0.14)          (1.40)
1999     17.37       0.13+++           3.65        3.78            (0.07)          (2.46)
1998     24.97       0.16             (4.33)      (4.17)           (0.14)          (3.29)

  Institutional Class Prospectus

  January 31, 2003


financial statements which were audited by Ernst & Young LLP whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2002 Annual Report to Shareholders. The financial highlights for prior fiscal periods have been audited by other independent accountants.

                                      Net Assets-  Ratio of       Ratio of
                Net Asset               End of     Expenses      Net Income   Portfolio
    Total        Value-      Total      Period    to Average     to Average   Turnover
Distributions End of Period  Return   (thousands) Net Assets+    Net Assets     Rate
-----------------------------------------------------------------------------------------

      ($0.08)        $ 7.18 (25.71%)   $  171,698        0.66%         0.78%         93%
       (2.84)          9.75 (30.58)       403,062        0.62          0.71         160
       (6.12)         17.28  19.83        615,078        0.61          0.27         211
       (6.00)         19.82  30.15        635,593        0.62          0.64         103
       (8.21)         20.44  (2.66)       872,662        0.61          0.94          77
-----------------------------------------------------------------------------------------

           --        $11.65 (21.28%)   $  438,778        0.65%        (0.35%)       221%
      ($3.86)         14.80 (50.80)     1,063,186        0.61         (0.25)        145
       (4.27)         35.15  56.60      2,109,750        0.62         (0.21)        169
       (3.49)         25.77  64.27        785,659        0.62         (0.07)        208
       (3.43)         18.62   2.00        429,955        0.62         (0.13)        172
-----------------------------------------------------------------------------------------

           --        $19.96 (16.97%)   $   87,345        1.16%++      (0.98%)       218%
      ($2.79)         24.04 (50.83)       193,469        1.14         (0.98)        176
       (4.40)         52.96  80.31        437,898        1.14         (0.77)        206
           --         32.28 276.66         93,229        1.18++       (0.50)        300
           --          8.57 (14.30)**       3,004        1.16*++      (0.46)*        67**
-----------------------------------------------------------------------------------------

      ($0.48)        $ 9.84  (2.41%)   $   20,396        1.15%++       0.43%        131%
       (0.05)         10.51  (0.60)         2,434        1.15++        0.73          80
           --         10.62   6.20**        2,506        1.31*++       1.15*         33**
-----------------------------------------------------------------------------------------

      ($0.02)        $13.50 (20.09%)   $  672,507        0.89%        (0.05%)       145%
       (3.30)         16.91 (21.23)     1,096,021        0.86          0.22         176
       (2.65)         25.07  29.48      1,374,275        0.87          0.28         226
       (1.37)         21.88  29.44        721,015        0.87          0.57         244
       (2.23)         18.12  (6.92)       420,555        0.90          0.40         213
-----------------------------------------------------------------------------------------

      ($0.08)        $14.04  (6.97%)   $  588,803        0.89%         0.35%        118%
       (1.77)         15.16 (21.25)     1,017,346        0.86          0.52         157
       (1.54)         21.18  23.11      1,269,171        0.86          0.43         193
       (2.53)         18.62  23.83        897,629        0.86          0.70         251
       (3.43)         17.37 (18.34)       716,729        0.86          0.71         163

                                    Net Gains
       Net Asset                    or Losses                     Dividend       Capital Gain
        Value-        Net         on Securities   Total from    Distributions    Distributions
       Beginning   Investment     (realized and   Investment   (net investment   (realized net
       of Period     Income        unrealized)    Activities       income)          gains)
------------------------------------------------------------------------------------------------
              Value Portfolio (Commencement of Institutional Class Operations 11/05/84)
2002..    $13.80       $ 0.16+++         ($3.14)      ($2.98)           ($0.17)             --
2001..     12.86         0.19+++           0.93         1.12             (0.18)             --
2000..     13.59         0.16+++           0.95         1.11             (0.18)         ($1.66)
1999..     15.16         0.21+++           1.11         1.32             (0.28)          (2.61)
1998..     20.37         0.34             (3.38)       (3.04)            (0.36)          (1.81)
------------------------------------------------------------------------------------------------
       Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)
2002..    $1.000       $0.018                --       $0.018            ($0.18)             --
2001..     1.000        0.049                --        0.049            (0.049)             --
2000..     1.000        0.058                --        0.058            (0.058)             --
1999..     1.000        0.048                --        0.048            (0.048)             --
1998..     1.000        0.053                --        0.053            (0.053)             --
------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)
2002..    $11.84       $ 0.55+++          $0.17        $0.72            ($0.74)             --
2001..     11.25         0.75              0.62         1.37             (0.78)             --
2000..     11.26         0.77+++          (0.02)        0.75             (0.76)             --
1999..     12.22         0.77+++          (0.72)        0.05             (0.71)         ($0.30)
1998..     12.22         0.78+++           0.14         0.92             (0.75)          (0.17)
------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio (Commencement of Institutional Class Operations 8/31/90)
2002..    $11.32       $ 0.47+++          $0.39        $0.86            ($0.61)             --
2001..     10.67         0.68              0.70         1.38             (0.73)             --
2000..     10.74         0.78             (0.12)        0.66             (0.73)             --
1999..     11.69         0.69             (0.75)       (0.06)            (0.63)         ($0.26)
1998..     11.46         0.61              0.40         1.01             (0.66)          (0.12)
------------------------------------------------------------------------------------------------
          High Yield Portfolio (Commencement of Institutional Class Operations 2/28/89)
2002..    $ 5.75       $ 0.54+++         ($1.16)      ($0.62)           ($0.72)             --
2001..      7.86         0.78+++          (1.95)       (1.17)            (0.94)             --
2000..      8.77         0.89+++          (0.88)        0.01             (0.92)             --
1999..      8.99         0.86+++          (0.10)        0.76             (0.79)         ($0.19)
1998..     10.15         0.85+++          (0.93)       (0.08)            (0.82)          (0.26)
------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio (Commencement of Institutional Class Operations 10/3/94)
2002..    $10.37       $ 0.39+++          $0.43        $0.82            ($0.48)             --
2001..      9.67         0.57              0.69         1.26             (0.56)             --
2000..      9.77         0.67+++          (0.19)        0.48             (0.58)             --
1999..     10.68         0.72             (0.65)        0.07             (0.76)         ($0.22)
1998..     10.48         0.58              0.28         0.86             (0.56)          (0.10)
------------------------------------------------------------------------------------------------
International Fixed Income Portfolio (Commencement of Institutional Class Operations 4/29/94)
2002..    $ 8.96       $ 0.39             $0.53        $0.92                --              --
2001..      8.88         0.28+++           0.04         0.32            ($0.24)             --
2000..     10.12         0.35             (1.15)       (0.80)            (0.27)         ($0.17)
1999..     10.75         0.34             (0.41)       (0.07)            (0.34)          (0.22)
1998..     10.19         0.45              0.56         1.01             (0.36)          (0.09)
------------------------------------------------------------------------------------------------

  Institutional Class Prospectus

  January 31, 2003


                                     Net Assets-  Ratio of       Ratio of
                Net Asset              End of     Expenses      Net Income  Portfolio
    Total        Value-      Total     Period    to Average     to Average  Turnover
Distributions End of Period  Return  (thousands) Net Assets+    Net Assets    Rate
--------------------------------------------------------------------------------------

      ($0.17)        $10.65 (21.93%)  $  456,996        0.64%         1.09%        42%
       (0.18)         13.80   8.68       656,007        0.62          1.26         38
       (1.84)         12.86   9.67       690,859        0.61          1.32         50
       (2.89)         13.59   8.30     1,079,356        0.63          1.38         53
       (2.17)         15.16 (16.41)    2,288,236        0.60          1.76         56
--------------------------------------------------------------------------------------

     ($0.018)       $ 1.000   1.79%   $  174,138        0.33%++       1.75%       N/A
      (0.049)         1.000   5.03       132,901        0.39++        4.86        N/A
      (0.058)         1.000   5.91       115,513        0.37++        5.72        N/A
      (0.048)         1.000   4.93       156,510        0.33++        4.77        N/A
       (.053)         1.000   5.47       168,228        0.32++        5.33        N/A
--------------------------------------------------------------------------------------

      ($0.74)       $ 11.82   6.30%   $3,883,346        0.50%         4.69%       110%
       (0.78)         11.84  12.74     4,142,009        0.48          6.46        111
       (0.76)         11.25   7.02     4,087,553        0.48          7.03         62
       (1.01)         11.26   0.33     4,338,939        0.48          6.62        103
       (0.92)         12.22   7.90     4,625,015        0.48          6.49        121
--------------------------------------------------------------------------------------

      ($0.61)       $ 11.57   7.93%   $  556,252        0.51%         4.15%        93%
       (0.73)         11.32  13.45       278,657        0.50          6.19         89
       (0.73)         10.67   6.48       279,141        0.49          6.99         43
       (0.89)         10.74  (0.57)      384,893        0.48          6.20        106
       (0.78)         11.69   9.23       443,923        0.50          6.19         92
--------------------------------------------------------------------------------------

      ($0.72)       $  4.41 (12.33%)  $  366,956        0.59%        10.13%        79%
       (0.94)          5.75 (16.27)      583,110        0.57         11.44         67
       (0.92)          7.86  (0.22)      848,507        0.56         10.50         55
       (0.98)          8.77   8.81       937,482        0.49          9.61         45
       (1.08)          8.99  (1.17)      703,110        0.50          8.74         75
--------------------------------------------------------------------------------------

      ($0.48)       $ 10.71   8.12%   $   63,912        0.54%         3.73%        61%
       (0.56)         10.37  13.42        50,814        0.54          5.62         59
       (0.58)          9.67   5.84        37,686        0.54          6.95         76
       (0.98)          9.77   0.64        50,513        0.49          6.20         97
       (0.66)         10.68   8.57       116,891        0.52          5.84        131
--------------------------------------------------------------------------------------

           --       $  9.88  10.27%   $   94,474        0.60%         3.44%        38%
      ($0.24)          8.96   3.63        77,363        0.55          3.31         71
       (0.44)          8.88  (8.23)      112,456        0.56          3.76         91
       (0.56)         10.12  (0.93)      125,981        0.52          3.68         64
       (0.45)         10.75  10.38       150,313        0.52          4.59         75
--------------------------------------------------------------------------------------

                                 Net Gains
       Net Asset                 or Losses                   Dividend      Capital Gain
        Value-      Net        on Securities  Total from   Distributions   Distributions
       Beginning Investment    (realized and  Investment  (net investment  (realized net
       of Period   Income       unrealized)   Activities      income)         gains)
-------------------------------------------------------------------------------------------
    Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)
2002..    $10.59      $0.39            $0.14       $0.53           ($0.43)            --
2001..     10.17       0.59             0.42        1.01            (0.59)            --
2000..     10.18       0.60            (0.03)       0.57            (0.58)            --
1999..     10.54       0.68            (0.31)       0.37            (0.73)            --
1998..     10.49       0.59             0.03        0.62            (0.57)            --
-------------------------------------------------------------------------------------------
           Municipal Portfolio (Commencement of Institutional Class Operations 10/1/92)
2002..    $12.14      $0.47            $0.39       $0.86           ($0.51)            --
2001..     11.43       0.48             0.72        1.20            (0.49)            --
2000..     11.39       0.62             0.10        0.72            (0.62)        ($0.06)
1999..     11.96       0.55            (0.53)       0.02            (0.59)            --
1998..     11.64       0.54             0.28        0.82            (0.50)            --
-------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Institutional Class Operations 9/29/87)
2002..    $11.15      $0.44+++         $0.42       $0.86           ($0.55)            --
2001..     10.46       0.65+++          0.73        1.38            (0.69)            --
2000..     10.55       0.71+++         (0.12)       0.59            (0.68)            --
1999..     11.40       0.71            (0.83)      (0.12)           (0.52)        ($0.21)
1998..     11.27       0.73             0.32        1.05            (0.79)         (0.13)
-------------------------------------------------------------------------------------------
           Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)
2002..    $10.60      $0.25+++        ($1.75)     ($1.50)          ($0.32)            --
2001..     13.37       0.35+++         (2.07)      (1.72)           (0.38)        ($0.67)
2000..     13.83       0.44+++          1.45        1.89            (0.46)         (1.89)
1999..     13.46       0.45+++          1.71        2.16            (0.43)         (1.36)
1998..     15.30       0.48+++         (0.11)       0.37            (0.49)         (1.72)
-------------------------------------------------------------------------------------------
   Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)
2002..    $ 8.87      $0.19+++        ($1.56)     ($1.37)          ($0.30)            --
2001..     11.62       0.33            (2.24)      (1.91)           (0.09)        ($0.75)
2000..     12.43       0.36             0.60        0.96            (0.41)         (1.36)
1999..     11.74       0.37             1.62        1.99            (0.34)         (0.96)
1998..     13.64       0.38+++         (0.45)      (0.07)           (0.34)         (1.49)

  Institutional Class Prospectus

  January 31, 2003


                                     Net Assets-  Ratio of       Ratio of
                Net Asset              End of     Expenses      Net Income  Portfolio
    Total        Value-      Total     Period    to Average     to Average  Turnover
Distributions End of Period  Return  (thousands) Net Assets+    Net Assets    Rate
      ($0.43)        $10.69   5.13%     $429,937        0.44%         3.45%        72%
       (0.59)         10.59  10.23       224,358        0.43          5.67         59
       (0.58)         10.17   6.37       177,776        0.42          6.61         57
       (0.73)         10.18   3.61       161,538        0.41          6.16        102
       (0.57)         10.54   6.13       252,711        0.42          5.89        107
      ($0.51)        $12.49   7.27%     $245,257        0.50%++       3.70%        72%
       (0.49)         12.14  10.69       164,504        0.51++        4.03         70
       (0.68)         11.43   6.66       115,217        0.51++        5.51         82
       (0.59)         11.39   0.11       121,917        0.51++        4.72         88
       (0.50)         11.96   7.20        82,282        0.52++        4.58        140
--------------------------------------------------------------------------------------

      ($0.55)        $11.46   7.98%     $310,546        0.50%++       3.89%        86%
       (0.69)         11.15  13.68       195,467        0.51          6.04         86
       (0.68)         10.46   5.88       181,884        0.51++        6.86         51
       (0.73)         10.55  (1.12)      189,860        0.51          6.09        115
       (0.92)         11.40   9.83        76,042        0.51++        6.32        145
      ($0.32)        $ 8.78 (14.60%)    $250,796        0.59%         2.37%       133%
       (1.05)         10.60 (13.51)      397,666        0.58          2.98        157
       (2.35)         13.37  14.75       505,078        0.58          3.29        162
       (1.79)         13.83  16.99       341,886        0.58          3.21        111
       (2.21)         13.46   2.85       382,339        0.59          3.36        100
      ($0.30)        $ 7.20 (15.84%)    $ 34,146        0.78%++       2.13%       105%
       (0.84)          8.87 (17.23)      122,912        0.79++        3.02        149
       (1.77)         11.62   7.74       143,434        0.78++        2.93        152
       (1.30)         12.43  17.71       152,862        0.78++        2.86        101
       (1.83)         11.74  (0.46)      165,039        0.78++        2.98        107

Notes to the Financial Highlights

  * Annualized
 ** Not annualized.
### For International Fixed Income Portfolio and Multi-Asset-Class Portfolio represents distributions in excess of net investment income of 0.27 and 0.02, respectively, and distributions in excess of net realized gains of
    0.13 and 0.75, respectively.
  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

          ------------------------------------------------------------
                    Ratio of Expenses to Average Net Assets
          ------------------------------------------------------------
                              Portfolio  1998  1999  2000  2001  2002

          Equity........................ 0.59% 0.60% 0.61% 0.62% 0.66%
          ------------------------------------------------------------
          U.S. Mid Cap Core............. 0.88  0.86  0.85  0.85  0.89
          ------------------------------------------------------------
          Mid Cap Growth................ 0.60  0.60  0.61  0.60  0.64
          ------------------------------------------------------------
          U.S. Small Cap Core........... 0.86  0.86  0.85  0.86  0.89
          ------------------------------------------------------------
          Small Cap Growth.............. 1.15* 1.15  1.12  1.12  1.15
          ------------------------------------------------------------
          Strategic Small Value.........   --    --  1.15* 1.15  1.15
          ------------------------------------------------------------
          Value......................... 0.59  0.62  0.60  0.61  0.64
          ------------------------------------------------------------
          Cash Reserves................. 0.32  0.32  0.32  0.32  0.32
          ------------------------------------------------------------
          Core Plus Fixed Income........ 0.47  0.47  0.47  0.47  0.50
          ------------------------------------------------------------
          Investment Grade Fixed Income. 0.49  0.47  0.48  0.50  0.51
          ------------------------------------------------------------
          High Yield.................... 0.48  0.48  0.55  0.56  0.58
          ------------------------------------------------------------
          Intermediate Duration......... 0.51  0.48  0.53  0.54  0.53
          ------------------------------------------------------------
          International Fixed Income.... 0.52  0.52  0.55  0.55  0.60
          ------------------------------------------------------------
          Limited Duration.............. 0.41  0.41  0.41  0.43  0.44
          ------------------------------------------------------------
          Municipal..................... 0.50  0.50  0.50  0.50  0.50
          ------------------------------------------------------------
          U.S. Core Fixed Income........ 0.50  0.49  0.50  0.50  0.50
          ------------------------------------------------------------
          Balanced...................... 0.57  0.57  0.57  0.57  0.59
          ------------------------------------------------------------
          Multi-Asset-Class............. 0.78  0.78  0.78  0.78  0.78
          ------------------------------------------------------------

++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.

         ---------------------------------------------------------------------------------
                                        Voluntarily waived and/or reimbursed expenses for:
         ---------------------------------------------------------------------------------
                             Portfolio   1998      1999       2000      2001      2002
         Small Cap Growth.............. 3.67%*     0.15%       --         --      0.05%
         ---------------------------------------------------------------------------------
         Strategic Small Value.........   --         --      4.23%*     1.85%     0.94
         ---------------------------------------------------------------------------------
         Cash Reserves................. 0.05       0.04      0.05       0.06      0.07
         ---------------------------------------------------------------------------------
         Municipal..................... 0.04       0.09      0.01       0.01      0.02
         ---------------------------------------------------------------------------------
         Multi-Asset-Class............. 0.04       0.02      0.03       0.04      0.13
         ---------------------------------------------------------------------------------
         U.S. Core Fixed Income........ 0.01         --      0.01         --      0.03
         ---------------------------------------------------------------------------------

+++ Per share amounts for the year are based on average shares outstanding.
  . Amount is less than $0.01.
 .. Amount is less than 0.01%.

Where to find Additional Information

   In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2003, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

   The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

   You may obtain the SAI and Shareholder Reports, without charge, by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

   Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im. [LOGO] Morgan Stanley

[MORGAN STANLEY LOGO]

2003 ANNUAL REPORT

SEPTEMBER 30, 2003


MORGAN STANLEY INSTITUTIONAL FUND TRUST

EQUITY PORTFOLIOS

EQUITY
MID CAP GROWTH
STRATEGIC SMALL VALUE
U.S. MID CAP VALUE
U.S. SMALL CAP VALUE
VALUE

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

TABLE OF CONTENTS

SHAREHOLDER'S LETTER                                                2
INVESTMENT OVERVIEWS AND STATEMENTS OF NET ASSETS
EQUITY PORTFOLIOS:
Equity                                                              3
Mid Cap Growth                                                      6
Strategic Small Value                                               9
U.S. Mid Cap Value                                                 14
U.S. Small Cap Value                                               19
Value                                                              25
STATEMENTS OF OPERATIONS                                           28
STATEMENTS OF CHANGES IN NET ASSETS                                30
FINANCIAL HIGHLIGHTS                                               33
NOTES TO FINANCIAL STATEMENTS                                      41
INDEPENDENT AUDITOR'S REPORT                                       46
FEDERAL INCOME TAX INFORMATION                                     47
TRUSTEE AND OFFICER INFORMATION                                    48

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1 (800) 354-8185. Please read the prospectus carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

SHAREHOLDER'S LETTER


Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the fiscal year ended September 30, 2003. Our Fund currently consists of 19 portfolios, providing investors with a broad array of equity, fixed-income, and balanced portfolios. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), fixed income (e.g., short, medium, and long duration; investment grade and high yield) and cash (e.g., money market).

Effective September 30, 2003, the U.S. Mid Cap Core and U.S. Small Cap Core portfolios changed their names to the U.S. Mid Cap Value and U.S. Small Cap Value portfolios, respectively.


Sincerely,


/s/ Ronald E. Robinson

Ronald E. Robison

Executive Vice President and Principal Executive Officer

October 2003

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

EQUITY PORTFOLIO

The Equity Portfolio is Morgan Stanley Investment Management's core-equity fund. Our goal for core equity investing is to seek above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 25.78% compared to 24.40% for the S&P 500 Index (the "Index"). Note that as of September 30, 2003, the Russell 1000 Value Index has been added as one of the Portfolio's benchmarks. The Russell 1000 Value Index had a total return of 24.37% for the fiscal year ended September 30, 2003.

FACTORS AFFECTING PERFORMANCE

In October 2002, shortly after the beginning of the period under review, the U.S. domestic stock market reached its cyclical low, approximately 49% below its March 2000 high. From the low point, the Index has risen sharply, resulting in a total return for the twelve-month period in excess of 24%.

In this environment of cyclical rebound, performance in the technology sector was particularly strong, outperforming the Index return by over 3,400 basis points during the period under review. Consequently, technology accounted for nearly forty percent of the Index return for the year. Other strongly performing sectors were industrial and retail cyclicals, basic materials, consumer services, and financials.

The Portfolio outperformed the Index due to sector allocation and stock selection within sectors.

MANAGEMENT STRATEGIES

Compared to the Index, the Portfolio maintained modest sector overweights in financial services (principally banks, consumer credit & finance, and investment companies), and industrials (machinery, electrical equipment, and diversified industrials), which contributed to performance. The technology sector was neutrally weighted overall, but the Portfolio's underweight in mega-cap technology stocks hurt performance. In underweight sectors, the Portfolio held positively performing overweights in certain subsector exposures, e.g., in retail (food and specialty stores); health care (pharmaceuticals); consumer staples (tobacco); and utilities (electric power). Stock selection within consumer services (mainly publishing & broadcasting) detracted from relative performance.

The Portfolio maintained a moderate cyclical tilt throughout the year, and capitalized on the eventual market response to the recovering economy, which positively affected both value and growth cyclical positions. Adding new value-sector stocks (e.g., machinery, electric power, and banks) and growth (e.g., specialty retail, electronics, telecom and computer service & software) also helped performance.

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

          EQUITY PORTFOLIO -                             RUSSELL 1000
         INSTITUTIONAL CLASS*      S&P 500 INDEX          VALUE INDEX

93             5,000,000              5,000,000            5,000,000
94             5,205,350              5,184,330            4,964,480
95             6,567,100              6,726,820            6,340,430
96             7,648,850              8,094,690            7,478,500
97            10,591,500             11,366,900           10,642,900
98            10,309,500             12,395,200           11,025,200
99            13,417,200             15,841,100           13,089,200
00            16,078,800             17,943,400           14,255,900
01            11,162,300             13,167,400           12,985,600
02             8,292,390             10,472,500           10,784,700
03            10,429,000             13,026,500           13,412,500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE RUSSELL 1000 VALUE INDEX(1)

                                                     TOTAL RETURNS(2)
                                             ----------------------------------
                                                          AVERAGE ANNUAL
                                                    ---------------------------
                                              ONE     FIVE      TEN       SINCE
                                             YEAR    YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)          25.78%   0.23%    7.63%      11.58%
S&P 500 Index -- Institutional Class         24.40    1.00    10.05       12.83
Russell 1000 Value Index --
  Institutional Class                        24.37    4.00    10.37       13.19
Portfolio -- Adviser Class(4)                25.35   (0.03)      --       (0.03)
S&P 500 Index -- Adviser Class               24.37    4.00       --        3.72
Russell 1000 Value Index -- Adviser Class    24.40    1.00       --        2.06

(1) The S&P 500 Index and the Russell 1000 Value Index are unmanaged market indices.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 14, 1984.
(4)  Commenced offering on January 16, 1998.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

EQUITY PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (100.0%)
BASIC RESOURCES (2.9%)
Air Products & Chemicals, Inc.                                                34,200   $       1,542
Engelhard Corp.                                                               61,900           1,713
International Paper Co.                                                       27,800           1,085
----------------------------------------------------------------------------------------------------
                                                                                               4,340
====================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (3.3%)
Adolph Coors Co., Class B                                                     12,700             683
Avon Products, Inc.                                                           24,100           1,556
Coca-Cola Co. (The)                                                           35,300           1,516
Proctor & Gamble Co.                                                          14,000           1,299
----------------------------------------------------------------------------------------------------
                                                                                               5,054
====================================================================================================
CONSUMER DURABLES (1.1%)
Delphi Corp.                                                                  42,900             388
General Motors Corp.                                                        (c)8,600             352
Masco Corp.                                                                   34,700             850
----------------------------------------------------------------------------------------------------
                                                                                               1,590
====================================================================================================
CONSUMER SERVICES (3.7%)
AOL Time Warner, Inc.                                                      (a)32,600             493
Comcast Corp., Class A                                                     (a)57,100           1,687
International Game Technology                                                 25,300             712
Park Place Entertainment Corp.                                          (a)(c)42,100             379
Viacom, Inc., Class B                                                         44,500           1,704
Walt Disney Co.                                                               30,000             605
----------------------------------------------------------------------------------------------------
                                                                                               5,580
====================================================================================================
ENERGY (3.6%)
Exxon Mobil Corp.                                                             43,100           1,578
Royal Dutch Petroleum Co.                                                     21,300             941
Total S.A. ADR                                                             (c)39,500           2,994
----------------------------------------------------------------------------------------------------
                                                                                               5,513
====================================================================================================
FINANCIAL SERVICES (24.1%)
American Express Co.                                                          10,100             455
American International Group, Inc.                                            16,900             975
Bank of America Corp.                                                         55,300           4,316
Citigroup, Inc.                                                               68,100           3,099
Comerica, Inc.                                                                64,100           2,987
Freddie Mac                                                                   66,800           3,497
Goldman Sachs Group, Inc. (The)                                               17,800           1,493
Hartford Financial Services Group, Inc.                                       23,200           1,221
Lehman Brothers Holdings, Inc.                                                30,100           2,079
MBNA Corp.                                                                   135,700           3,094
Mellon Financial Corp.                                                        76,700           2,312
Merrill Lynch & Co., Inc.                                                     42,300           2,264
PNC Financial Services Group                                               (c)43,800           2,084
Principal Financial Group                                                     24,800             769
Travelers Property Casualty Corp., Class A                                    77,700           1,234
Travelers Property Casualty Corp., Class B                                     2,500              40
U.S. BanCorp                                                                 129,400           3,104
Wachovia Corp.                                                                   800              33
Wells Fargo & Co.                                                             26,400           1,360
----------------------------------------------------------------------------------------------------
                                                                                              36,416
====================================================================================================
FOOD & TOBACCO (3.2%)
Altria Group, Inc.                                                            71,900           3,149
Unilever N.V.                                                              (c)29,000   $       1,716
----------------------------------------------------------------------------------------------------
                                                                                               4,865
====================================================================================================
HEALTH CARE (13.1%)
Abbott Labs, Inc.                                                             21,800             928
Amgen, Inc.                                                                (a)18,000           1,162
Anthem, Inc.                                                               (a)14,000             999
Baxter International, Inc.                                                     8,500             247
Boston Scientific Corp.                                                     (a)8,300             529
Bristol-Myers Squibb Co.                                                     104,100           2,671
CIGNA Corp.                                                                   10,300             460
HCA, Inc.                                                                     11,200             413
Medtronic, Inc.                                                               11,500             539
Merck & Co., Inc.                                                             49,400           2,501
Pfizer, Inc.                                                                 217,400           6,605
Wyeth                                                                         60,000           2,766
----------------------------------------------------------------------------------------------------
                                                                                              19,820
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (10.8%)
Boeing Co. (The)                                                              21,600             742
Caterpillar, Inc.                                                             21,000           1,446
Cooper Industries Ltd., Class A                                               28,800           1,383
General Electric Co.                                                         150,400           4,483
Honeywell International, Inc.                                                 70,400           1,855
Northrop Grumman Corp.                                                         8,800             759
Tyco International Ltd.                                                      176,500           3,606
United Technologies Corp.                                                     27,100           2,094
----------------------------------------------------------------------------------------------------
                                                                                              16,368
====================================================================================================
RETAIL (9.7%)
Best Buy Co., Inc.                                                         (a)48,300           2,295
Home Depot, Inc.                                                             132,500           4,220
Kohl's Corp.                                                               (a)13,700             733
Kroger Co.                                                                (a)232,500           4,155
McDonald's Corp.                                                              19,200             452
Wal-Mart Stores, Inc.                                                         50,900           2,843
----------------------------------------------------------------------------------------------------
                                                                                              14,698
====================================================================================================
TECHNOLOGY (19.2%)
Accenture Ltd., Class A                                                 (a)(c)99,700           2,227
Analog Devices, Inc.                                                       (a)58,500           2,224
Applied Materials, Inc.                                                    (a)21,400             388
BMC Software, Inc.                                                        (a)129,200           1,800
Check Point Software Technologies Ltd.                                  (a)(c)80,200           1,347
Cisco Systems, Inc.                                                        (a)45,200             883
Dell, Inc.                                                                 (a)16,600             554
Hewlett-Packard Co.                                                          144,800           2,803
Intel Corp.                                                                   16,700             459
International Business Machines Corp.                                         24,200           2,138
Maxim Integrated Products, Inc.                                               33,400           1,319
Microsoft Corp.                                                              194,800           5,414
Motorola, Inc.                                                               213,700           2,558
Nokia Oyj ADR, Class A                                                        84,800           1,323
Oracle Corp.                                                               (a)71,100             798
Qualcomm, Inc.                                                                11,400             475
Solectron Corp.                                                        (a)(c)354,000           2,071
Sun Microsystems, Inc.                                                     (a)64,000             212
----------------------------------------------------------------------------------------------------
                                                                                              28,993
====================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

EQUITY PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
UTILITIES (5.3%)
Exelon Corp.                                                                  37,000   $       2,349
FirstEnergy Corp.                                                             95,700           3,053
SBC Communications, Inc.                                                      34,500             768
Verizon Communications, Inc.                                                  54,400           1,765
----------------------------------------------------------------------------------------------------
                                                                                               7,935
====================================================================================================
  TOTAL COMMON STOCKS (COST $143,188)                                                        151,172
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.9%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED
  SECURITIES (4.5%)
American Express Credit Corp.,
  1.13%, 5/17/04                                                       $       (h)96              96
BETA Finance, Inc., 1.08%, 6/16/04                                            (h)447             447
CC USA, Inc., 1.09%, 2/6/04                                                   (h)160             160
Citibank Credit Card, 1.14%, 11/7/03                                          (h)172             172
Deutsche Bank London AG, 1.07%, 10/27/03                                         319             319
Dorado Finance, Inc., 1.09%, 2/5/04                                           (h)160             160
Federal Home Loan Mortgage Corporation,
  1.10%, 12/30/03                                                                318             318
Federal National Mortgage Association,
  1.07%, 1/29/04                                                              (h)957             957
Grampian Funding LLC, 1.07%, 11/24/03                                            178             178
International Credit Card Funding No. I Ltd.,
  1.12%, 3/19/04                                                              (h)371             371
Links Finance LLC, 1.08%, 6/16/04                                             (h)255             255
Links Finance LLC, 1.09%, 5/24/04                                             (h)160             160
Macquarie Bank Ltd., 1.21%, 6/24/04                                           (h)141             141
Sears Credit Card Account Master,
  1.15%, 10/15/04                                                             (h)256             256
SWIFT 2001, Series A6, 1.12%, 1/15/04                                         (h)113             113
SWIFT 2001, Series A7, 1.12%, 3/15/04                                         (h)319             319
Target Credit Card Master Trust,
  1.15%, 7/26/04                                                              (h)252             252
UBS Securities LLC, 1.11%, 10/1/03                                             1,870           1,870
Westdeutsche Landesbank N.Y.,
  1.05%, 11/17/03                                                             (h)319             319
----------------------------------------------------------------------------------------------------
                                                                                               6,863
====================================================================================================
REPURCHASE AGREEMENT (0.4%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03                                                  (f)557             557
----------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $7,420)                                                   7,420
====================================================================================================
TOTAL INVESTMENTS (104.9%) (COST $150,608) --
  INCLUDING $6,710 OF SECURITIES LOANED                                                      158,592
====================================================================================================

                                                                              AMOUNT          AMOUNT
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (0.3%)
  Dividends Receivable                                                 $         235
  Receivable for Portfolio Shares Sold                                           166
  Other                                                                            7   $         408
----------------------------------------------------------------------------------------------------
LIABILITIES (-5.2%)
  Collateral on Securities Loaned, at Value                                   (6,863)
  Payable for Investments Purchased                                             (656)
  Payable for Investment Advisory Fees                                          (208)
  Payable for Portfolio Shares Redeemed                                          (80)
  Payable for Trustees' Fees and Expenses                                        (26)
  Payable for Administrative Fees                                                (17)
  Payable for Custodian Fees                                                      (3)
  Other Liabilities                                                              (32)         (7,885)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $     151,115
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $     259,998
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                          435
Accumulated Net Realized Gain (Loss)                                                        (117,302)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                        7,984
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     151,115
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     150,432
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,898,031 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $        8.90
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $         683
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 76,938 outstanding shares of beneficial interest
    (unlimited authorization, no par value)                                            $        8.88
====================================================================================================

(a)  Non-income producing security
(c)  All or a portion of security on loan at September 30, 2003.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
ADR  American Depositary Receipt

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks long-term capital growth. The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalization of generally less than $35 billion. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 32.36% compared to 38.89% for the Russell Mid Cap Growth Index (the "Index").

FACTORS AFFECTING PERFORMANCE

During the past fiscal year, the U.S. equity markets advanced sharply, benefiting from a two- month upswing in the fall of 2002 and a prolonged rally that began in mid-March and continued through August 2003. During the past year, mid- and small-cap stocks outperformed their large-cap peers and growth outperformed value across all market capitalizations.

Stocks in the utilities, technology, and producer durable sectors were significant contributors to the Index return over this period.

Security selection in the technology, producer durables, energy, and healthcare sectors had a negative effect on the Portfolio's relative performance, while selection among consumer discretionary stocks added to relative return.

In terms of sector allocations relative to the Index, an underweight in utilities and an overweight in energy detracted from relative return, while underweights in consumer staples, materials, and processing added to relative return.

MANAGEMENT STRATEGIES

Early in the fiscal year, we sought to minimize our exposure to economically sensitive stocks within the consumer discretionary sector. As the economy and stock markets strengthened, we sought to identify select companies in a variety of sectors that could benefit from an economic recovery.

Relative to the benchmark, the Portfolio was meaningfully overweight in the consumer discretionary sector and underweight in the consumer staples, utilities, and healthcare sectors.

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

           MID CAP GROWTH              RUSSELL
            PORTFOLIO -                MID CAP
        INSTITUTIONAL CLASS          GROWTH INDEX
93            5,000,000                5,000,000
94            4,836,130                5,121,790
95            6,314,340                6,641,370
96            8,133,150                7,725,310
97           10,414,400               10,015,900
98           10,622,000                9,077,190
99           17,447,700               12,453,600
00           27,322,400               19,971,900
01           1,3442,000                9,632,740
02           10,580,800                8,139,390
03           14,005,500               11,304,500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL MID CAP GROWTH INDEX(1)

                                                      TOTAL RETURNS(2)
                                             ----------------------------------
                                                           AVERAGE ANNUAL
                                                     --------------------------
                                               ONE    FIVE      TEN       SINCE
                                              YEAR   YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class (3)         32.36%   5.69%   10.85%      13.87%
Index -- Institutional Class                 38.89    4.49     8.50       10.45
Portfolio -- Adviser Class(4)                32.14    5.44       --        8.27
Index -- Adviser Class                       38.89    4.49       --        4.75

(1)  The Russell Mid Cap Growth Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on March 30, 1990.
(4)  Commenced offering on January 31, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

MID CAP GROWTH PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (96.2%)
AUTO & TRANSPORTATION (2.3%)
C.H. Robinson Worldwide, Inc.                                                146,277   $       5,443
Expeditors International of Washington, Inc.                                 180,518           6,212
Gentex Corp.                                                              (a)141,900           4,944
JetBlue Airways Corp.                                                     (a)145,700           8,912
----------------------------------------------------------------------------------------------------
                                                                                              25,511
====================================================================================================
CONSUMER DISCRETIONARY (35.7%)
Abercrombie & Fitch Co., Class A                                          (a)619,325          17,161
Apollo Group, Inc., Class A                                                (a)81,700           5,395
AutoZone, Inc.                                                             (a)73,100           6,545
Brascan Corp.                                                                202,184           5,097
Career Education Corp.                                                     (a)60,200           2,727
Carmax, Inc.                                                              (a)237,542           7,758
Chico's FAS, Inc.                                                         (a)395,673          12,123
ChoicePoint, Inc.                                                         (a)146,261           4,900
Citadel Broadcasting Corp.                                                (a)399,050           7,885
Coach, Inc.                                                               (a)266,710          14,562
Corporate Executive Board Co.                                             (a)387,100          18,174
DeVry, Inc.                                                               (a)344,120           8,142
Dollar General Corp.                                                         679,563          13,591
Dollar Tree Stores, Inc.                                                  (a)460,200          15,417
Electronic Arts, Inc.                                                     (a)184,902          17,053
GTECH Holdings Corp.                                                         689,841          29,560
Harman International Industries, Inc.                                        129,025          12,690
International Game Technology                                                541,904          15,255
Iron Mountain, Inc.                                                       (a)258,025           9,263
ITT Educational Services, Inc.                                            (a)223,700          10,720
Krispy Kreme Doughnuts, Inc.                                               (a)90,370           3,479
MGM Mirage, Inc.                                                          (a)124,700           4,558
Monster Worldwide, Inc.                                                   (a)189,219           4,765
P.F. Chang's China Bistro, Inc.                                           (a)120,400           5,460
Petsmart, Inc.                                                            (a)258,100           5,859
R.H. Donnelley Corp.                                                       (a)94,600           3,823
Radio One, Inc., Class A                                                  (a)679,575           9,759
Royal Caribbean Cruises Ltd.                                                 764,094          21,479
Sonic Corp.                                                               (a)258,100           6,525
Starbucks Corp.                                                           (a)236,600           6,814
Station Casinos, Inc.                                                        520,400          15,924
Tiffany & Co.                                                                288,160          10,757
TJX Cos., Inc.                                                               391,400           7,601
Univision Communications, Inc., Class A                                   (a)675,275          21,561
Viad Corp.                                                                   240,900           5,753
Weight Watchers International, Inc.                                       (a)320,876          13,348
Westwood One, Inc.                                                        (a)266,675           8,051
----------------------------------------------------------------------------------------------------
                                                                                             389,534
====================================================================================================
CONSUMER STAPLES (0.5%)
Cott Corp.                                                                (a)240,900           5,639
----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (9.7%)
Affiliated Managers Group, Inc.                                           (a)172,027          10,803
Ameritrade Holding Corp.                                                  (a)890,300          10,016
Doral Financial Corp.                                                        262,338          12,330
Interactive Data Corp.                                                    (a)508,700           8,037
Legg Mason, Inc.                                                             111,800           8,072
Markel Corp.                                                               (a)12,932           3,453
Moody's Corp.                                                                232,226   $      12,765
Radian Group, Inc.                                                           223,700           9,932
Sovereign Bancorp, Inc.                                                      314,000           5,825
SunGard Data Systems, Inc.                                                (a)296,779           7,808
UCBH Holdings, Inc.                                                          172,000           5,200
White Mountains Insurance Group Ltd.                                          28,392          11,273
----------------------------------------------------------------------------------------------------
                                                                                             105,514
====================================================================================================
HEALTH CARE (15.5%)
Allergan, Inc.                                                               128,985          10,155
Caremark Rx, Inc.                                                         (a)648,775          14,662
Celgene Corp.                                                             (a)262,337          11,367
Charles River Laboratories International, Inc. (a)                           177,700           5,454
Coventry Health Care, Inc.                                                (a)111,800           5,896
C.R. Bard, Inc.                                                               77,500           5,502
Endo Pharmaceuticals Holdings, Inc.                                       (a)240,900           4,926
Genzyme Corp.                                                             (a)215,060           9,946
ICOS Corp.                                                                (a)146,200           5,602
IDEXX Laboratories, Inc.                                                  (a)137,600           5,847
ImClone Systems, Inc.                                                     (a)128,400           4,972
Lincare Holdings, Inc.                                                    (a)215,050           7,882
Mid Atlantic Medical Services, Inc.                                       (a)141,933           7,300
NPS Pharmaceuticals, Inc.                                                 (a)129,075           3,595
Patterson Dental Co.                                                       (a)66,600           3,835
St. Jude Medical, Inc.                                                    (a)176,302           9,480
Stericycle, Inc.                                                          (a)464,525          21,912
Varian Medical Systems, Inc.                                              (a)400,005          22,992
Zimmer Holdings, Inc.                                                     (a)146,186           8,055
----------------------------------------------------------------------------------------------------
                                                                                             169,380
====================================================================================================
MATERIALS & PROCESSING (2.2%)
Ecolab, Inc.                                                                 215,068           5,430
Mohawk Industries, Inc.                                                    (a)73,100           5,214
Phelps Dodge Corp.                                                        (a)120,400           5,635
Sealed Air Corp.                                                          (a)176,377           8,330
----------------------------------------------------------------------------------------------------
                                                                                              24,609
====================================================================================================
OTHER ENERGY (4.1%)
BJ Services Co.                                                           (a)288,154           9,846
Pioneer Natural Resources Co.                                             (a)412,925          10,513
Questar Corp.                                                                301,100           9,277
Smith International, Inc.                                                 (a)296,728          10,676
Suncor Energy, Inc.                                                          237,028           4,397
----------------------------------------------------------------------------------------------------
                                                                                              44,709
====================================================================================================
PRODUCER DURABLES (2.8%)
Graco, Inc.                                                                  146,200           5,490
KLA-Tencor Corp.                                                          (a)103,177           5,303
Novellus Systems, Inc.                                                    (a)232,286           7,840
NVR, Inc.                                                                  (a)24,900          11,616
----------------------------------------------------------------------------------------------------
                                                                                              30,249
====================================================================================================
TECHNOLOGY (21.5%)
Adobe Systems, Inc.                                                          227,902           8,947
Agere Systems, Inc.                                                     (a)1,513,900           4,648
American Tower Corp., Class A                                             (a)993,500          10,084
Amkor Technology, Inc.                                                    (a)253,800           3,606
Amphenol Corp., Class A                                                   (a)120,475           6,271

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

MID CAP GROWTH PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
ASML Holding NV                                                           (a)202,100   $       2,654
ATI Technologies, Inc.                                                    (a)189,200           2,810
Broadcom Corp., Class A                                                   (a)253,774           6,755
CDW Corp.                                                                    100,664           5,812
Corning, Inc.                                                             (a)774,200           7,293
Crown Castle International Corp.                                        (a)1,036,500           9,753
Emulex Corp.                                                              (a)223,638           5,696
Espeed, Inc.                                                              (a)167,700           3,792
Fairchild Semiconductor International, Inc., Class A                      (a)326,900           5,420
Global Payments, Inc.                                                        219,300           7,895
Integrated Circuit Systems, Inc.                                          (a)218,469           6,563
Intersil Corp., Class A                                                   (a)365,625           8,702
JDS Uniphase Corp.                                                      (a)1,703,200           6,131
Juniper Networks, Inc.                                                    (a)361,300           5,391
Lam Research Corp.                                                        (a)140,100           3,103
Linear Technology Corp.                                                      103,225           3,696
Marvell Technology Group Ltd.                                             (a)292,452          11,040
Mercury Interactive Corp.                                                 (a)193,536           8,788
Microchip Technology, Inc.                                                   197,800           4,735
Network Appliance, Inc.                                                   (a)408,600           8,389
Network Associates, Inc.                                                  (a)597,875           8,227
Omnivision Technologies, Inc.                                              (a)64,500           2,724
Peoplesoft, Inc.                                                          (a)206,462           3,756
QLogic Corp.                                                              (a)219,328          10,311
SanDisk Corp.                                                             (a)141,900           9,045
Seagate Technology, Inc.                                                     258,036           7,019
Siebel Systems, Inc.                                                      (a)283,888           2,759
Symantec Corp.                                                            (a)270,919          17,073
Synopsys, Inc.                                                            (a)249,416           7,675
VeriSign, Inc.                                                            (a)184,900           2,491
VERITAS Software Corp.                                                    (a)167,749           5,267
----------------------------------------------------------------------------------------------------
                                                                                             234,321
====================================================================================================
UTILITIES (1.9%)
IDT Corp., Class B                                                        (a)578,800          10,453
NTL, Inc.                                                                 (a)209,400           9,867
----------------------------------------------------------------------------------------------------
                                                                                              20,320
====================================================================================================
  TOTAL COMMON STOCKS (COST $912,220)                                                      1,049,786
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.3%)
REPURCHASE AGREEMENT (3.3%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03
  (COST $36,258)                                                        $  (f)36,258          36,258
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $948,478)                                                  1,086,044
====================================================================================================

                                                                              AMOUNT          AMOUNT
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.7%)
  Cash                                                                  $        148
  Receivable for Investments Sold                                             16,399
  Receivable for Portfolio Shares Sold                                         1,403
  Dividends Receivable                                                           256
  Interest Receivable                                                              1
  Other                                                                           46   $      18,253
----------------------------------------------------------------------------------------------------
LIABILITIES (-1.2%)
  Payable for Investments Purchased                                           (9,932)
  Payable for Investment Advisory Fees                                        (1,326)
  Payable for Portfolio Shares Redeemed                                       (1,321)
  Payable for Distribution Fees --
    Adviser Class                                                               (112)
  Payable for Trustees' Fees and Expenses                                       (100)
  Payable for Administrative Fees                                                (88)
  Payable for Custodian Fees                                                      (7)
  Other Liabilities                                                              (80)        (12,966)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $   1,091,331
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $   2,279,646
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                                              (92)
Accumulated Net Realized Gain (Loss)                                                      (1,325,789)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                      137,566
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $   1,091,331
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     559,760
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 36,291,346 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       15.42
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $     531,571
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 35,138,247 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       15.13
====================================================================================================

(a)  Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

STRATEGIC SMALL VALUE PORTFOLIO

The Strategic Small Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stock of domestic companies with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 27.32%, compared to 31.66% for the Russell 2000 Value Index (the "Index").

FACTORS AFFECTING PERFORMANCE

At the beginning of the period, corporate malfeasance, geopolitical and terrorism concerns, and a sluggish economy all weighed heavily on the market. Equities recovered briefly during October and November, as investors responded positively to third-quarter earnings announcements and the Federal Reserve cut short-term interest rates to levels not seen since 1961. Stocks went on to give back much of their gains during the next three months, however, amid ongoing concerns about Iraq.

Starting in mid-March, equity markets staged a powerful rally. Investors reacted positively to encouraging economic data and reports of corporate earnings that exceeded expectations. Long-term bond yields declined and mortgage rates fell to record lows (before subsequently rising again), triggering an increase in refinancing activity. By the end of the period, investor pessimism about exogenous issues had largely been replaced by cautious optimism, buoyed by a nascent economic and capital markets recovery.

The Portfolio's underperformance versus the Index came during the second half of the fiscal year, as small-cap stocks dramatically outperformed their large-cap counterparts during the market rally. In particular, the stocks that appreciated the most tended to be more speculative in nature: stocks priced below $5, stocks of companies with negative earnings, and stocks with the smallest market capitalizations. The Portfolio's focus on higher-quality issues led to an underweight in these types of riskier stocks relative to the Index, which resulted in performance that lagged the Index.

Specifically, underperformance during the period was driven primarily by stock selection, especially within the consumer durables, consumer services, and technology sectors. In addition, our cash position, which averaged approximately 3.6%, dampened returns in a rising market.

Positive contributors to relative performance included stock selection within transportation, food and tobacco, and utilities; while sector allocations essentially had a neutral impact overall.

MANAGEMENT STRATEGIES

Relative to the Index during the period, we increased exposure to technology, moving from an underweight to an overweight, reflecting a more favorable outlook for growth in technology spending. We maintained an overweight in energy for much of the period, seeking to capitalize on high natural gas prices. We also maintained an overweight in health care.

Relative to the Index, we reduced exposure in heavy industry/transportation, reflecting high valuations and weakness in a number of end markets. We also reduced our weighting in consumer durables. Finally, we continued to underweight financial services, particularly regional banks and REITs.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VLAUE OF A $5 MILLION* INVESTMENT SINCE INCEPTION

                    STRATEGIC SMALL VALUE
                        PORTFOLIO -             RUSSELL 2000
                     INSTITUTIONAL CLASS         VALUE INDEX
**                      5,000,000                 5,000,000
        00              5,310,000                 5,367,000
        01              5,278,000                 5,668,000
        02              5,151,000                 5,585,000
        03              6,557,500                 7,353,500

* Minimum Investment
**Commenced operations on June 30, 2000.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 2000 VALUE INDEX(1)

                                              TOTAL RETURNS(2)
                                            -------------------
                                                        AVERAGE
                                                         ANNUAL
                                                ONE       SINCE
                                               YEAR   INCEPTION
---------------------------------------------------------------
Portfolio -- Institutional Class(3)           27.32%       8.70%
Index -- Institutional Class                  31.66       12.59

(1)  The Russell 2000 Value Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on June 30, 2000.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                           VALUE
                                                                              SHARES       (000)
------------------------------------------------------------------------------------------------
COMMON STOCKS (96.1%)
BASIC RESOURCES (5.7%)
Albany International Corp., Class A                                            8,000   $     247
Bowater, Inc.                                                                  8,800         370
Crown Holdings, Inc.                                                       (a)31,400         212
Engelhard Corp.                                                                7,200         199
FMC Corp.                                                                   (a)4,400         111
Georgia Gulf Corp.                                                            10,100         236
GrafTech International Ltd.                                                (a)16,300         130
Hercules, Inc.                                                              (a)9,200         104
IMC Global, Inc.                                                              23,600         151
Schulman, Inc., Class A                                                        6,400         102
Scotts Co. (The)                                                            (a)6,200         339
Smurfit-Stone Container Corp.                                              (a)26,100         391
Sonoco Products Co.                                                           16,900         371
Steel Dynamics, Inc.                                                        (a)5,400          82
------------------------------------------------------------------------------------------------
                                                                                           3,045
================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (0.4%)
Playtex Products, Inc.                                                     (a)33,900         202
------------------------------------------------------------------------------------------------
CONSUMER DURABLES (5.2%)
Beazer Homes USA, Inc.                                                      (a)2,700         228
Furniture Brands International, Inc.                                       (a)10,600         255
MDC Holdings, Inc.                                                             2,700         146
Meritage Corp.                                                              (a)3,300         156
Polaris Industries, Inc.                                                       1,700         126
Ryland Group, Inc.                                                             4,400         322
Standard Pacific Corp.                                                         9,500         360
Strattec Security Corp.                                                     (a)7,000         333
Trex Company, Inc.                                                          (a)6,400         199
WCI Communities, Inc.                                                      (a)18,100         299
Winnebago Industries, Inc.                                                     7,700         343
------------------------------------------------------------------------------------------------
                                                                                           2,767
================================================================================================
CONSUMER SERVICES (6.6%)
Ameristar Casinos, Inc.                                                    (a)16,500         413
Argosy Gaming Co.                                                          (a)16,500         403
Charter Communications, Inc., Class A                                      (a)51,000         210
Choice Hotels International, Inc.                                           (a)7,200         209
Extended Stay America, Inc.                                                (a)22,000         328
Gray Television, Inc.                                                         30,200         353
Isle Of Capri Casinos, Inc.                                                 (a)9,200         182
Journal Communications, Inc.                                                (a)3,800          63
La Quinta Corp.                                                            (a)48,100         300
Penn National Gaming, Inc.                                                 (a)35,500         757
SCP Pool Corp.                                                             (a)10,400         289
------------------------------------------------------------------------------------------------
                                                                                           3,507
================================================================================================
ENERGY (5.4%)
Forest Oil Corp.                                                           (a)18,000         431
Grey Wolf, Inc.                                                            (a)75,600         263
Horizon Offshore, Inc.                                                     (a)14,300          59
Key Energy Services, Inc.                                                  (a)48,000         463
MDU Resources Group, Inc.                                                      5,600         189
New Jersey Resources Corp.                                                     8,200         295
Newpark Resources, Inc.                                                    (a)27,400         118
Oil States International, Inc.                                             (a)10,100         128
Southwest Gas Corp.                                                           16,600         377
St. Mary Land & Exploration Co.                                                7,500   $     190
Ultra Petroleum Corp.                                                      (a)10,800         151
W-H Energy Services, Inc.                                                  (a)13,200         235
------------------------------------------------------------------------------------------------
                                                                                           2,899
================================================================================================
FINANCIAL SERVICES (26.1%)
Affiliated Managers Group, Inc.                                             (a)5,200         327
American Financial Group, Inc.                                                12,000         261
Associated Banc-Corp                                                           6,500         246
Astoria Financial Corp.                                                       10,200         315
Bancorpsouth, Inc.                                                             6,400         140
BankAtlantic Bancorp, Inc., Class B                                            2,000          29
Banknorth Group, Inc.                                                         11,000         310
BRE Properties, Inc., Class A REIT                                             3,600         119
Brookline Bancorp, Inc.                                                       16,600         244
Camden Property Trust REIT                                                     4,300         165
CarrAmerica Realty Corp. REIT                                                  5,900         176
Catellus Development Corp. REIT                                            (a)16,600         406
City National Corp.                                                            6,300         321
Colonial BancGroup, Inc. (The)                                                 9,500         137
Cullen/Frost Bankers, Inc.                                                     7,100         264
Dime Community Bancshares, Inc.                                                4,300          99
Direct General Corp.                                                        (a)6,000         150
Downey Financial Corp.                                                         6,400         299
East-West Bancorp, Inc.                                                        1,900          81
Equity One, Inc.                                                               9,300         158
F.N.B. Corp.                                                                   4,000         138
Financial Federal Corp.                                                     (a)2,600          79
First Midwest Bancorp., Inc.                                                  14,600         434
First Niagara Financial Group, Inc.                                           16,600         251
GATX Corp.                                                                     8,900         188
General Growth Properties, Inc. REIT                                           4,500         323
Greater Bay Bancorp.                                                          13,300         277
Harleysville Group, Inc.                                                       7,600         177
Health Care REIT, Inc.                                                         6,200         191
Hibernia Corp., Class A                                                       22,800         462
Hilb, Rogal & Hamilton Co.                                                     6,000         186
IBERIABANK Corp.                                                               2,600         137
Infinity Property & Casualty Corp.                                             4,000         112
Investors Financial Services Corp.                                             3,500         110
Kilroy Realty Corp. REIT                                                      10,900         311
Local Financial Corp.                                                       (a)6,900         124
Macerich Co. (The)                                                             4,300         162
MAF Bancorp, Inc.                                                              8,500         325
Main Street Banks, Inc.                                                        5,600         140
Mercantile Bankshares Corp.                                                    2,300          92
National Financial Partners Corp.                                           (a)1,900          51
Pan Pacific Retail Properties, Inc. REIT                                       3,700         159
Platinum Underwriters Holdings Ltd.                                           10,700         301
PMI Group, Inc. (The)                                                         16,200         547
Prentiss Properties Trust REIT                                                 5,400         167
Protective Life Corp.                                                         18,900         564
Provident Bankshares Corp.                                                    10,000         283
Provident Financial Group, Inc.                                                5,200         145
PS Business Parks, Inc. REIT                                                   8,400         317
Regency Centers Corp. REIT                                                     3,800         140
Scottish Annuity & Life Holdings Ltd.                                         12,700         307

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                           VALUE
                                                                              SHARES       (000)
------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Selective Insurance Group                                                      4,400   $     131
Sky Financial Group, Inc.                                                     15,200         342
SL Green Realty Corp. REIT                                                     6,000         217
Southwest Bancorp of Texas, Inc.                                               2,600          95
Stancorp Financial Group, Inc.                                                 8,700         500
Texas Regional Bancshares, Inc.                                               13,700         463
United Dominion Realty Trust, Inc. REIT                                        9,000         165
Universal Health Realty Income Trust REIT                                      3,700         101
W. Holding Co., Inc.                                                           7,700         138
Webster Financial Corp.                                                        8,900         355
------------------------------------------------------------------------------------------------
                                                                                          13,954
================================================================================================
FOOD & TOBACCO (2.0%)
NBTY, Inc.                                                                 (a)18,900         441
Pilgrim's Pride Corp.                                                         28,400         355
Smithfield Foods, Inc.                                                     (a)13,000         250
------------------------------------------------------------------------------------------------
                                                                                           1,046
================================================================================================
HEALTH CARE (7.8%)
American Medical Security Group, Inc.                                      (a)14,500         294
Cephalon, Inc.                                                              (a)5,200         239
Conceptus, Inc.                                                             (a)9,600         126
Coventry Health Care, Inc.                                                 (a)16,100         849
Immucor, Inc.                                                              (a)21,700         585
LifePoint Hospitals, Inc.                                                   (a)9,900         238
Medicines Co.                                                              (a)10,600         275
MGI Pharma, Inc.                                                            (a)9,900         389
Regeneration Technologies, Inc.                                            (a)13,400         121
Respironics, Inc.                                                           (a)9,400         393
Serologicals Corp.                                                          (a)7,500          99
Steris Corp.                                                                (a)7,000         161
United Therapeutics Corp.                                                  (a)18,600         420
------------------------------------------------------------------------------------------------
                                                                                           4,189
================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (13.3%)
AGCO Corp.                                                                  (a)3,400          58
Allete, Inc.                                                                  13,700         375
Ametek, Inc.                                                                   7,600         326
AMR Corp.                                                                  (a)11,500         132
Anteon International Corp.                                                  (a)4,600         141
Arkansas Best Corp.                                                           15,100         415
BearingPoint, Inc.                                                         (a)17,300         138
Benchmark Electronics, Inc.                                                 (a)3,700         156
Black Box Corp.                                                                3,100         123
Casella Waste Systems, Inc., Class A                                       (a)19,600         243
CIRCOR International, Inc.                                                    17,400         334
Continental Airlines, Inc., Class B                                         (a)7,600         126
Covenant Transport, Inc.                                                   (a)12,400         228
Delta Air Lines, Inc.                                                         17,600         234
DRS Technologies, Inc.                                                     (a)17,000         410
ExpressJet Holdings, Inc.                                                   (a)9,100         126
Gardner Denver, Inc.                                                       (a)11,300         237
Genesee & Wyoming, Inc., Class A                                            (a)6,700         159
Goodrich Corp.                                                                 7,500         182
Insituform Technologies, Inc., Class A                                      (a)6,000         107
Minerals Technologies, Inc.                                                    4,500         229
Navistar International Corp.                                                (a)5,300         198
Oshkosh Truck Corp.                                                            7,200   $     285
Robbins & Myers, Inc.                                                          6,600         147
Ryder System, Inc.                                                             6,500         191
SCS Transportation, Inc.                                                    (a)5,900          89
Tetra Tech, Inc.                                                            (a)5,100         102
Texas Industries, Inc.                                                         5,800         143
Tredegar Corp.                                                                11,700         176
USF Corp.                                                                      2,300          72
Wabash National Corp.                                                       (a)4,300          69
Waste Connections, Inc.                                                    (a)13,700         481
Watts Industries, Inc.                                                        13,800         243
Yellow Corp.                                                               (a)14,800         442
------------------------------------------------------------------------------------------------
                                                                                           7,117
================================================================================================
RETAIL (7.6%)
Children's Place, Inc.                                                     (a)28,200         484
Foot Locker, Inc.                                                             17,300         280
Footstar, Inc.                                                             (a)14,500          98
Galyans Trading Co., Inc.                                                   (a)3,000          31
Hancock Fabrics, Inc.                                                         17,600         278
Hollywood Entertainment Corp.                                              (a)20,000         340
Jo-Ann Stores, Inc.                                                        (a)11,700         326
Kellwood Co.                                                                   5,500         184
Linens 'N Things, Inc.                                                     (a)16,200         385
Oshkosh B'Gosh, Inc.                                                           6,200         159
Sonic Corp.                                                                (a)15,100         382
Stage Stores, Inc.                                                         (a)11,800         301
Tuesday Morning Corp.                                                      (a)11,200         312
Tweeter Home Entertainment Group, Inc.                                      (a)5,800          44
Urban Outfitters, Inc.                                                     (a)18,000         469
------------------------------------------------------------------------------------------------
                                                                                           4,073
================================================================================================
TECHNOLOGY (13.3%)
AMIS Holdings, Inc.                                                         (a)6,400         118
Analogic Corp.                                                                 3,100         149
Andrew Corp.                                                               (a)24,300         299
Ascential Software Corp.                                                   (a)12,700         235
Asyst Technologies, Inc.                                                    (a)8,900         125
Axcelis Technologies, Inc.                                                 (a)15,600         129
BISYS Group, Inc. (The)                                                    (a)24,400         321
Borland Software Corp.                                                     (a)14,200         131
CommScope, Inc.                                                            (a)11,200         135
DuPont Photomasks, Inc.                                                     (a)5,600         127
Earthlink, Inc.                                                            (a)18,600         153
Electronics for Imaging, Inc.                                              (a)12,100         282
Emulex Corp.                                                                (a)6,100         155
FileNET Corp.                                                               (a)8,000         161
GlobespanVirata, Inc.                                                      (a)16,700         121
Hutchinson Technology, Inc.                                                 (a)4,100         136
Hyperion Solutions Corp.                                                    (a)6,800         196
Inet Technologies, Inc.                                                    (a)13,300         172
Informatica Corp.                                                          (a)20,200         150
Insight Enterprises, Inc.                                                   (a)8,100         123
Inter-Tel, Inc.                                                                5,100         125
Intergraph Corp.                                                            (a)5,900         137
Internet Security Systems, Inc.                                            (a)11,300         141
Intrado, Inc.                                                               (a)6,000         137

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                           VALUE
                                                                              SHARES       (000)
------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
Ixia                                                                       (a)18,500   $     200
JDA Software Group, Inc.                                                    (a)8,300         123
Kemet Corp.                                                                (a)12,600         161
Komag, Inc.                                                                 (a)7,900         138
Micromuse, Inc.                                                            (a)16,000         131
Mindspeed Technologies, Inc.                                               (a)26,100         141
MRO Software, Inc.                                                         (a)12,000         164
NetIQ Corp.                                                                (a)19,300         230
ON Semiconductor Corp.                                                     (a)30,400         125
Overland Storage, Inc.                                                      (a)7,200         106
Plantronics, Inc.                                                           (a)6,900         165
Polycom, Inc.                                                               (a)8,300         138
Quest Software, Inc.                                                       (a)15,400         186
Radisys Corp.                                                               (a)7,300         132
RSA Security, Inc.                                                          (a)9,300         133
Standard Micosystems Corp.                                                  (a)6,000         162
Sybase, Inc.                                                               (a)13,800         235
Synaptics, Inc.                                                            (a)10,500         113
Tech Data Corp.                                                             (a)4,200         130
TTM Technologies, Inc.                                                      (a)7,300         104
WebEx Communications, Inc.                                                  (a)9,000         171
------------------------------------------------------------------------------------------------
                                                                                           7,146
================================================================================================
UTILITIES (2.7%)
Cleco Corp.                                                                   23,100         377
Energen Corp.                                                                 10,700         387
ONEOK, Inc.                                                                   12,500         252
Southwestern Energy Co.                                                     (a)9,200         167
WGL Holdings, Inc.                                                            10,000         276
------------------------------------------------------------------------------------------------
                                                                                           1,459
================================================================================================
  TOTAL COMMON STOCKS (COST $45,889)                                                      51,404
================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.3%)
REPURCHASE AGREEMENT (3.3%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03 (COST $1,782)                              $   (f)1,782       1,782
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%) (COST $47,671)                                                  53,186
================================================================================================

                                                                              AMOUNT      AMOUNT
                                                                               (000)       (000)
------------------------------------------------------------------------------------------------
OTHER ASSETS (1.9%)
  Receivable for Investments Sold                                       $        886
  Receivable for Portfolio Shares Sold                                            63
  Dividends Receivable                                                            42
  Other                                                                            2   $     993
------------------------------------------------------------------------------------------------
LIABILITIES (-1.3%)
  Payable for Investments Purchased                                             (444)
  Payable for Investment Advisory Fees                                           (75)
  Payable for Portfolio Shares Redeemed                                          (61)
  Bank Overdraft Payable                                                         (56)
  Payable for Custodian Fees                                                      (9)
  Payable for Administrative Fees                                                 (7)
  Other Liabilities                                                              (13)       (665)
------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $  53,514
================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $  47,534
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                       31
Accumulated Net Realized Gain (Loss)                                                         434
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                    5,515
------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $  53,514
================================================================================================
INSTITUTIONAL CLASS:
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,282,394 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $   12.50
================================================================================================

(a)   Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
REIT  Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

U.S. MID CAP VALUE PORTFOLIO

The U.S. Mid Cap Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Mid Cap Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal ended September 30, 2003, the Portfolio's Institutional Class had a total return of 33.85%, compared to 26.82% for the S&P Mid Cap 400 Index (the "Index"). Note that as of September 30, 2003, the Portfolio's name changed to the U.S. Mid Cap Value Portfolio, and the Index changed to the Russell Mid Cap Value Index.

FACTORS AFFECTING PERFORMANCE

At the beginning of the period, corporate malfeasance, geopolitical and terrorism concerns, and a sluggish economy all weighed heavily on the market. Equities recovered briefly during October and November, as investors responded positively to third-quarter earnings announcements and the Federal Reserve cut short-term interest rates to levels not seen since 1961. Stocks went on to give back much of their gains during the next three months, however, amid ongoing concerns about Iraq.

Starting in mid-March, equity markets staged a powerful rally. Investors reacted positively to the swift U.S. victory in Iraq as well as encouraging economic data and reports of corporate earnings that exceeded expectations. Long-term bond yields declined and mortgage rates fell to record lows (before subsequently rising again), triggering an increase in refinancing activity. By the end of the period, investor pessimism about exogenous issues had largely been replaced by cautious optimism, buoyed by a nascent economic and capital markets recovery.

The Portfolio's relative outperformance as compared to the Index during the period was driven primarily by stock selection, especially within the technology, utilities, and financial services sectors. Sector allocations also contributed somewhat to relative performance, particularly our overweight in technology.

The Portfolio benefited from a number of technology stocks that rallied strongly from the depressed levels at which we had initiated or added to positions. We focused on companies with strong balance sheets, particularly software and semiconductor-related names, and these were among the top contributors within the sector. A number of the Portfolio's utilities holdings benefited from a reduction in liquidity fears, as many companies took significant steps to improve their balance sheets through debt refinancing or asset sales. Within financial services, the Portfolio enjoyed solid performance in the areas of insurance and reinsurance, as well as credit and finance.

Detractors from performance included stock selection within health care and various consumer-oriented sectors, and an overweight relative to the Index in basic resources.

MANAGEMENT STRATEGIES

During the period we increased our focus on companies with high levels of free cash flow. We view free cash flow as a valuable attribute because it enables companies to initiate or increase dividends, repurchase stock, or reinvest in their businesses.

We increased the extent of the Portfolio's technology overweight relative to the Index, reflecting our more favorable outlook for growth in business spending versus growth in consumer spending. We also increased exposure to financial services and utilities, in each case moving to a slight overweight. We reduced exposure to consumer services and non-durables, and continued to underweight consumer-related sectors generally. Finally, we moved from an overweight to a modest underweight in health care, primarily by reducing exposure to health care services and health technology.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT SINCE INCEPTION

                    U.S. MID CAP
                 VALUE PORTFOLIO -        S&P 400          RUSSELL MID CAP
                INSTITUTIONAL CLASS     MIDCAP INDEX          VALUE INDEX
**                    5,000,000          5,000,000             5,000,000
      95              6,725,000          6,455,230             6,453,500
      96              8,224,550          7,359,080             7,469,640
      97             13,274,400         10,235,300            10,476,000
      98             12,356,400          9,590,140            10,086,900
      99             15,993,900         12,034,700            11,028,000
      00             20,708,100         17,235,400            12,461,500
      01             16,311,800         13,961,900            12,457,100
      02             13,035,100         13,308,400            11,777,300
      03             17,447,500         16,877,500            15,110,500

* Minimum Investment
**Commenced operations on December 30, 1994.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.

PERFORMANCE COMPARED TO THE RUSSELL MID CAP VALUE INDEX AND THE S&P 400 MIDCAP INDEX(1)

                                                          TOTAL RETURNS(2)
                                                     --------------------------
                                                               AVERAGE ANNUAL
                                                              -----------------
                                                       ONE     FIVE       SINCE
                                                      YEAR    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)                  33.85%    7.14%      15.35%
Russell Mid Cap Value Index -- Institutional Class   28.30     8.42       13.47
S&P 400 MidCap Index -- Institutional Class          26.82    11.97       14.92
Portfolio -- Investment Class(4)                     33.66     6.99       11.29
Russell Mid Cap Value Index -- Investment Class      28.30     8.42       13.47
S&P 400 MidCap Index -- Investment Class             26.82    11.97       12.31
Portfolio -- Adviser Class(5)                        33.56     6.87        2.86
Russell Mid Cap Value Index -- Adviser Class         28.30     8.42        4.89
S&P 400 MidCap Index -- Adviser Class                26.82    11.97        7.34

(1) The Russell Mid Cap Value Index and the S&P 400 MidCap Index are unmanaged market indices.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on December 30, 1994.
(4)  Commenced offering on May 10, 1996.
(5)  Commenced offering on July 17, 1998.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 400 MIDCAP INDEX, TO THE RUSSELL MID CAP VALUE INDEX, TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE AND GROWTH STYLE.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

U.S. MID CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (99.4%)
BASIC RESOURCES (4.7%)
Bowater, Inc.                                                                 68,900   $       2,898
Crown Holdings, Inc.                                                      (a)211,500           1,428
Eastman Chemical Co.                                                          79,800           2,673
GrafTech International Ltd.                                               (a)157,400           1,259
Harsco Corp.                                                                  45,000           1,731
Hercules, Inc.                                                             (a)10,200             116
IMC Global, Inc.                                                             705,100           4,520
Lubrizol Corp.                                                                32,700           1,061
Lyondell Chemical Co.                                                        106,400           1,360
Olin Corp.                                                                    98,100           1,552
Pactiv Corp.                                                              (a)111,100           2,253
RPM International, Inc.                                                       82,300           1,075
Sonoco Products Co.                                                          150,500           3,303
----------------------------------------------------------------------------------------------------
                                                                                              25,229
====================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (1.0%)
Constellation Brands, Inc., Class A                                        (a)55,500           1,692
Dial Corp. (The)                                                             104,900           2,259
Pepsi Bottling Group, Inc.                                                    68,300           1,406
----------------------------------------------------------------------------------------------------
                                                                                               5,357
====================================================================================================
CONSUMER DURABLES (3.5%)
Activision, Inc.                                                           (a)81,100             969
ArvinMeritor, Inc.                                                            32,200             573
Furniture Brands International, Inc.                                       (a)16,500             397
Hasbro, Inc.                                                                  86,400           1,614
KB Home                                                                       24,400           1,456
Lear Corp.                                                                 (a)44,200           2,327
Leggett & Platt, Inc.                                                        111,500           2,412
SPX Corp.                                                                 (a)131,300           5,945
Stanley Works (The)                                                          104,800           3,094
----------------------------------------------------------------------------------------------------
                                                                                              18,787
====================================================================================================
CONSUMER SERVICES (5.8%)
Acxiom Corp.                                                              (a)253,000           3,987
Aramark Corp., Class B                                                    (a)104,500           2,616
Bally Total Fitness Holding Corp.                                         (a)525,000           4,541
Belo Corp.                                                                   107,400           2,605
Citadel Broadcasting Corp.                                                 (a)81,600           1,612
Cox Radio, Inc.                                                            (a)68,300           1,494
DoubleClick, Inc.                                                         (a)141,300           1,522
GTECH Holdings Corp.                                                          41,200           1,765
Harrah's Entertainment, Inc.                                                  37,400           1,575
Journal Communications, Inc.                                               (a)39,200             649
Metro-Goldwyn-Mayer, Inc.                                                 (a)127,800           1,961
Park Place Entertainment Corp.                                             (a)66,400             598
Reader's Digest Association, Inc. (The), Class A                             157,500           2,203
Westwood One, Inc.                                                        (a)147,100           4,441
----------------------------------------------------------------------------------------------------
                                                                                              31,569
====================================================================================================
ENERGY (6.7%)
Apache Corp.                                                                  18,600           1,290
Aquila, Inc.                                                              (a)163,000             551
Arch Coal, Inc.                                                               54,600           1,213
Baker Hughes, Inc.                                                            19,300             571
Cooper Cameron Corp.                                                       (a)12,600             582
Dynegy, Inc., Class A                                                     (a)300,800   $       1,083
ENSCO International, Inc.                                                     41,100           1,102
Equitable Resources, Inc.                                                    102,500           4,213
FMC Technologies, Inc.                                                    (a)173,600           3,719
GlobalSantaFe Corp.                                                           96,100           2,302
KeySpan Corp.                                                                  4,900             172
National-Oilwell, Inc.                                                     (a)21,400             388
Noble Corp.                                                               (a)153,500           5,217
Schlumberger Ltd.                                                             14,200             687
Smith International, Inc.                                                   (a)9,200             331
Tidewater, Inc.                                                               36,600           1,036
Valero Energy Corp.                                                           93,200           3,567
Varco International, Inc.                                                 (a)106,000           1,792
Weatherford International Ltd.                                             (a)42,200           1,594
XTO Energy, Inc.                                                             223,900           4,700
----------------------------------------------------------------------------------------------------
                                                                                              36,110
====================================================================================================
FINANCIAL SERVICES (21.2%)
ACE Ltd.                                                                      43,700           1,446
Affiliated Managers Group, Inc.                                            (a)31,500           1,978
American Financial Group, Inc.                                                41,300             898
AmeriCredit Corp.                                                         (a)398,400           4,104
Amvescap plc ADR                                                             166,700           2,532
AON Corp.                                                                    128,400           2,677
Arthur J. Gallagher & Co.                                                      6,700             189
Astoria Financial Corp.                                                      108,300           3,346
Banknorth Group, Inc.                                                        106,100           2,994
Bear Stearns Co., Inc. (The)                                                  21,900           1,638
CapitalSource, Inc.                                                        (a)38,800             679
Charter One Financial, Inc.                                                  130,200           3,984
CIT Group, Inc.                                                               48,800           1,404
City National Corp.                                                           35,000           1,784
Comerica, Inc.                                                                76,100           3,546
Commerce Bancorp., Inc.                                                       84,400           4,044
Countrywide Financial Corp.                                                   45,000           3,523
E*TRADE Group, Inc.                                                       (a)319,300           2,957
Everest Reinsurance Group Ltd.                                                23,500           1,766
FirstMerit Corp.                                                              67,200           1,663
GATX Corp.                                                                    77,600           1,641
Greater Bay Bancorp.                                                          65,600           1,365
GreenPoint Financial Corp.                                                    43,900           1,311
Hartford Financial Services Group, Inc.                                       60,400           3,179
Hibernia Corp., Class A                                                       96,400           1,953
Investors Financial Services Corp.                                           143,900           4,518
Janus Capital Group, Inc.                                                    110,800           1,548
LaBranche & Co., Inc.                                                         62,000             905
Lehman Brothers Holdings, Inc.                                                68,000           4,697
Lincoln National Corp.                                                        97,100           3,435
Mellon Financial Corp.                                                       125,000           3,768
Mercantile Bankshares Corp.                                                   27,400           1,096
National Commerce Financial Corp.                                            221,500           5,511
Nationwide Financial Services, Inc., Class A                                 193,900           6,077
New York Community Bancorp., Inc.                                             45,200           1,424
Ohio Casualty Corp.                                                        (a)71,400           1,035
Platinum Underwriters Holdings Ltd.                                           69,000           1,939
PMI Group, Inc. (The)                                                        139,400           4,705
Radian Group, Inc.                                                           114,700           5,093

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. MID CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Sovereign Bancorp, Inc.                                                      181,100   $       3,359
State Street Corp.                                                            46,700           2,102
UnumProvident Corp.                                                          170,400           2,517
Waddell & Reed Financial, Inc.                                                24,500             577
Zions Bancorp.                                                                62,300           3,479
----------------------------------------------------------------------------------------------------
                                                                                             114,386
====================================================================================================
FOOD & TOBACCO (0.8%)
Sara Lee Corp.                                                               118,800           2,181
Smithfield Foods, Inc.                                                     (a)65,800           1,263
Tyson Foods, Inc., Class A                                                    73,100           1,033
----------------------------------------------------------------------------------------------------
                                                                                               4,477
====================================================================================================
HEALTH CARE (12.4%)
Anthem, Inc.                                                               (a)68,400           4,879
Barr Laboratories, Inc.                                                    (a)29,100           1,985
Biovail Corp.                                                              (a)27,800           1,033
Caremark Rx, Inc.                                                         (a)249,400           5,636
Cephalon, Inc.                                                             (a)62,800           2,884
Community Health Systems, Inc.                                            (a)110,700           2,402
Coventry Health Care, Inc.                                                 (a)83,500           4,404
Endo Pharmaceuticals Holdings, Inc.                                       (a)163,400           3,342
Fisher Scientific International, Inc.                                      (a)12,100             480
Gilead Sciences, Inc.                                                     (a)154,800           8,658
Health Net, Inc.                                                           (a)38,400           1,216
ICOS Corp.                                                                 (a)23,100             885
Idec Pharmaceuticals Corp.                                                 (a)30,200           1,001
LifePoint Hospitals, Inc.                                                  (a)83,000           1,996
Medicines Co.                                                             (a)112,100           2,915
MGI Pharma, Inc.                                                          (a)128,000           5,025
Pharmaceutical Resources, Inc.                                             (a)26,100           1,781
St. Jude Medical, Inc.                                                     (a)41,500           2,232
Steris Corp.                                                              (a)172,200           3,964
Trimeris, Inc.                                                             (a)65,800           1,656
United Therapeutics Corp.                                                 (a)193,200           4,364
Universal Health Services, Inc., Class B                                   (a)48,400           2,393
Vertex Pharmaceuticals, Inc.                                              (a)122,900           1,512
----------------------------------------------------------------------------------------------------
                                                                                              66,643
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (7.6%)
AGCO Corp.                                                                (a)129,000           2,211
Allied Waste Industries, Inc.                                              (a)93,100           1,006
BearingPoint, Inc.                                                        (a)326,200           2,603
Brink's Co. (The)                                                             59,100           1,026
CNF, Inc.                                                                     19,900             638
Concord EFS, Inc.                                                         (a)172,600           2,359
Cooper Industries Ltd., Class A                                               46,100           2,214
Cross Timbers Royalty Trust                                                    1,719              36
Fair Isaac Corp.                                                               9,400             554
Federal Signal Corp.                                                         191,200           2,849
Flowserve Corp.                                                            (a)43,100             875
Fluor Corp.                                                                   46,100           1,721
Goodrich Corp.                                                               115,600           2,802
Kennametal, Inc.                                                              58,200           2,177
Lockheed Martin Corp.                                                         53,200           2,455
Manpower, Inc.                                                                61,200           2,271
Navistar International Corp.                                               (a)80,800           3,012
Parker-Hannifin Corp.                                                         53,400   $       2,387
Raytheon Co.                                                                  68,800           1,926
Tecumseh Products Co., Class A                                                30,800           1,149
United Rentals, Inc.                                                       (a)54,100             871
Waste Connections, Inc.                                                    (a)70,100           2,460
Yellow Corp.                                                               (a)40,300           1,204
----------------------------------------------------------------------------------------------------
                                                                                              40,806
====================================================================================================
RETAIL (8.1%)
Abercrombie & Fitch Co., Class A                                          (a)112,800           3,126
Barnes & Noble, Inc.                                                       (a)52,900           1,344
Borders Group, Inc.                                                       (a)201,300           3,809
Brinker International, Inc.                                                (a)91,800           3,062
CBRL Group, Inc.                                                              15,300             543
Darden Restaurants, Inc.                                                      38,500             731
Dollar Tree Stores, Inc.                                                  (a)162,500           5,444
Federated Department Stores, Inc.                                             39,200           1,642
Foot Locker, Inc.                                                             86,000           1,393
Hollywood Entertainment Corp.                                             (a)104,400           1,775
InterActiveCorp.                                                           (a)48,600           1,606
Jones Apparel Group, Inc.                                                    233,100           6,977
Kroger Co.                                                                (a)208,600           3,728
Linens 'N Things, Inc.                                                     (a)83,700           1,990
Michaels Stores, Inc.                                                         30,800           1,255
Pier 1 Imports, Inc.                                                          68,800           1,324
Safeway, Inc.                                                              (a)93,200           2,138
Too, Inc.                                                                  (a)84,100           1,239
Williams-Sonoma, Inc.                                                      (a)18,200             491
----------------------------------------------------------------------------------------------------
                                                                                              43,617
====================================================================================================
TECHNOLOGY (19.5%)
3Com Corp.                                                                (a)326,400           1,926
Affiliated Computer Services, Inc., Class A                                (a)95,500           4,650
AMIS Holdings, Inc.                                                        (a)65,700           1,213
Andrew Corp.                                                              (a)185,100           2,275
ASML Holding NV (New York shares)                                         (a)173,200           2,274
AU Optronics Corp. ADR                                                       104,300           1,331
Avnet, Inc.                                                               (a)211,300           3,491
BISYS Group, Inc. (The)                                                   (a)364,500           4,793
BMC Software, Inc.                                                        (a)190,000           2,647
Cadence Design Systems, Inc.                                               (a)95,700           1,282
CDW Corp.                                                                     52,300           3,020
Celestica, Inc.                                                           (a)210,000           3,331
Check Point Software Technologies Ltd.                                     (a)82,800           1,391
Compuware Corp.                                                         (a)1,011,300           5,421
Comverse Technology, Inc.                                                  (a)85,700           1,282
DST Systems, Inc.                                                         (a)123,200           4,632
Emulex Corp.                                                               (a)51,000           1,299
Fairchild Semiconductor International, Inc.,
  Class A                                                                 (a)190,200           3,153
Informatica Corp.                                                          (a)64,200             478
Integrated Device Technology, Inc.                                        (a)255,800           3,177
Internet Security Systems, Inc.                                           (a)133,000           1,662
Intersil Corp., Class A                                                    (a)89,500           2,130
Lam Research Corp.                                                         (a)28,700             636
Lucent Technologies, Inc.                                               (a)1,501,500           3,243

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. MID CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
McData Corp., Class A                                                      (a)72,900   $         873
Microchip Technology, Inc.                                                    52,400           1,254
National Semiconductor Corp.                                               (a)68,200           2,202
NCR Corp.                                                                  (a)95,900           3,039
NetIQ Corp.                                                               (a)144,800           1,729
Network Associates, Inc.                                                  (a)213,200           2,934
ON Semiconductor Corp.                                                    (a)317,600           1,302
Peoplesoft, Inc.                                                          (a)126,300           2,297
Polycom, Inc.                                                             (a)109,600           1,820
Powerwave Technologies, Inc.                                               (a)88,900             589
Quest Software, Inc.                                                      (a)189,000           2,287
RF Micro Devices, Inc.                                                     (a)56,000             520
Siebel Systems, Inc.                                                      (a)582,900           5,666
Silicon Storage Technology, Inc.                                          (a)297,700           2,605
Solectron Corp.                                                           (a)745,700           4,362
Sybase, Inc.                                                               (a)60,000           1,021
Tech Data Corp.                                                           (a)149,100           4,600
VeriSign, Inc.                                                            (a)160,500           2,162
Vishay Intertechnology, Inc.                                              (a)165,600           2,901
Wind River Systems, Inc.                                                   (a)74,700             425
----------------------------------------------------------------------------------------------------
                                                                                             105,325
====================================================================================================
UTILITIES (8.1%)
Allegheny Energy, Inc.                                                    (a)420,900           3,847
American Electric Power Co., Inc.                                             82,500           2,475
AT&T Wireless Services, Inc.                                              (a)263,000           2,151
Cincinnati Bell, Inc.                                                     (a)194,200             988
Constellation Energy Group, Inc.                                              90,900           3,252
Duquesne Light Holdings, Inc.                                                112,800           1,742
Edison International                                                      (a)172,200           3,289
Energy East Corp.                                                            107,800           2,418
Exelon Corp.                                                                  86,700           5,505
FirstEnergy Corp.                                                             59,300           1,892
Kinder Morgan Management LLC                                               (a)32,500           1,241
Nicor, Inc.                                                                   18,900             664
PNM Resources, Inc.                                                           29,100             816
Reliant Resources, Inc.                                                   (a)194,500             996
Sempra Energy Co.                                                            119,500           3,509
Sprint Corp. (PCS Group)                                                  (a)295,600           1,694
Williams Cos., Inc.                                                          793,000           7,470
----------------------------------------------------------------------------------------------------
                                                                                              43,949
====================================================================================================
  TOTAL COMMON STOCKS (COST $454,209)                                                        536,255
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.5%)
REPURCHASE AGREEMENT (1.5%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03
  (COST $8,047)                                                        $    (f)8,047           8,047
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (COST $462,256)                                                   544,302
====================================================================================================

                                                                              AMOUNT          AMOUNT
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.0%)
  Receivable for Investments Sold                                      $       4,349
  Receivable for Portfolio Shares Sold                                           685
  Dividends Receivable                                                           488
  Other                                                                           25   $       5,547
----------------------------------------------------------------------------------------------------
LIABILITIES (-1.9%)
  Payable for Investments Purchased                                           (4,953)
  Payable for Portfolio Shares Redeemed                                       (3,552)
  Payable for Investment Advisory Fees                                        (1,042)
  Bank Overdraft Payable                                                        (581)
  Payable for Trustees' Fees and Expenses                                        (69)
  Payable for Administrative Fees                                                (45)
  Payable for Distribution Fees -- Adviser Class                                 (18)
  Payable for Custodian Fees                                                      (6)
  Payable for Shareholder Servicing Fees --
    Investment Class                                                              (2)
  Other Liabilities                                                              (69)        (10,337)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $     539,512
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $     832,942
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                                              480
Accumulated Net Realized Gain (Loss)                                                        (375,956)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                       82,046
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     539,512
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     441,775
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 24,447,438 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       18.07
====================================================================================================
INVESTMENT CLASS:
NET ASSETS                                                                             $      13,004
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 724,281 outstanding shares of
    beneficial interest (unlimited authorization, no par value)                        $       17.95
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $      84,733
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,719,638 outstanding shares of
    beneficial interest (unlimited authorization, no par value)                        $       17.95
====================================================================================================

(a)  Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
ADR  American Depositary Receipt

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

U.S. SMALL CAP VALUE PORTFOLIO

The U.S. Small Cap Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell 2000 Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 30.09%, compared to 36.50% for the Russell 2000 Index (the "Index"). Note that as of September 30, 2003, the Portfolio name changed to the U.S. Small Cap Value Portfolio, and the Index changed to the Russell 2000 Value Index.

FACTORS AFFECTING PERFORMANCE

At the beginning of the period, corporate malfeasance, geopolitical and terrorism concerns, and a sluggish economy all weighed heavily on the market. Equities recovered briefly during October and November, as investors responded positively to third-quarter earnings announcements and the Federal Reserve cut short-term interest rates to levels not seen since 1961. Stocks went on to give back much of their gains during the next three months, however, amid ongoing concerns about Iraq.

Starting in mid-March, equity markets staged a powerful rally. Investors reacted positively to encouraging economic data and reports of corporate earnings that exceeded expectations. Long-term bond yields declined and mortgage rates fell to record lows (before subsequently rising again), triggering an increase in refinancing activity. By the end of the period, investor pessimism about exogenous issues had largely been replaced by cautious optimism, buoyed by a nascent economic and capital markets recovery.

The Portfolio's underperformance versus the Index came during the second half of the fiscal year, as small-cap stocks dramatically outperformed their large-cap counterparts during the market rally. In particular, the stocks that appreciated the most tended to be more speculative in nature: stocks priced below $5, stocks of companies with negative earnings, and stocks with the smallest market capitalizations. The Portfolio's focus on higher-quality issues led to an underweight relative to the Index in riskier stocks such as these, which resulted in performance that lagged the Index.

Specifically, underperformance during the period was driven primarily by stock selection, especially within the technology, health care, and consumer durables sectors. In addition, our cash position, which averaged approximately 4%, dampened returns in a rising market.

Positive contributors to relative performance included stock selection within financial services, utilities, and food and tobacco; while sector allocations essentially had a neutral impact overall.

MANAGEMENT STRATEGIES

Relative to the Index, we increased exposure to technology, moving from an underweight to an overweight, reflecting a more favorable outlook for growth in technology spending. We also maintained an overweight in energy for much of the period, seeking to capitalize on high natural gas prices.

Relative to the Index, we increased exposure to consumer services, especially in the areas of gaming and lodging, while reducing our weighting in consumer durables. Finally, we moved from an overweight to a modest underweight in health care, primarily by reducing exposure to health care services and health technology.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

             U.S. SMALL CAP
            VALUE PORTFOLIO -          RUSSELL                RUSSELL 2000
           INSTITUTIONAL CLASS        2000 INDEX              VALUE INDEX
93            5,000,000                5,000,000                5,000,000
94            5,401,920                5,131,390                5,202,380
95            6,394,920                6,331,890                6,168,770
96            7,929,940                7,164,330                7,000,520
97           11,880,000                9,541,940                9,986,180
98            9,700,530                7,726,790                8,709,070
99           12,013,100                9,199,970                9,216,300
00           14,789,000               11,351,700               10,631,800
01           11,646,200                8,944,390               11,228,100
02           10,834,500                8,111,950               11,063,600
03           14,093,500               11,073,000               14,567,000

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception dates and fees assessed to that class.


PERFORMANCE COMPARED TO THE RUSSELL 2000 VALUE INDEX AND RUSSELL 2000 INDEX(1)

                                                      TOTAL RETURNS(2)
                                             ----------------------------------
                                                           AVERAGE ANNUAL
                                                    ---------------------------
                                               ONE    FIVE      TEN       SINCE
                                              YEAR   YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)          30.09%   7.76%   10.92%      10.91%
Russell 2000 Value Index -- Institutional
  Class                                      31.66   10.84    11.29       11.20
Russell 2000 Index -- Institutional Class    36.50    7.46     8.28        8.65
Portfolio -- Adviser Class(4)                29.76      --       --        4.85
Russell 2000 Value Index -- Adviser Class    31.66      --       --        9.98
Russell 2000 Index -- Adviser Class          36.50      --       --        4.51

(1) The Russell 2000 Value Index and the Russell 2000 Index are unmanaged market indices.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on July 1, 1986.
(4)  Commenced offering on January 22, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE RUSSELL 2000 INDEX, TO THE RUSSELL 2000 VALUE INDEX, TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE AND GROWTH STYLE.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (97.5%)
BASIC RESOURCES (3.5%)
Albany International Corp., Class A                                           86,300   $       2,662
Bowater, Inc.                                                                103,500           4,353
FMC Corp.                                                                  (a)61,000           1,537
Georgia Gulf Corp.                                                           113,900           2,660
GrafTech International Ltd.                                               (a)187,500           1,500
Hercules, Inc.                                                             (a)95,100           1,077
IMC Global, Inc.                                                             256,400           1,644
Schulman, Inc., Class A                                                       75,300           1,194
Scotts Co. (The)                                                           (a)68,800           3,763
Steel Dynamics, Inc.                                                       (a)59,600             902
----------------------------------------------------------------------------------------------------
                                                                                              21,292
====================================================================================================
CONSUMER DURABLES (3.4%)
Beazer Homes USA, Inc.                                                     (a)19,400           1,637
Furniture Brands International, Inc.                                      (a)121,700           2,933
MDC Holdings, Inc.                                                            31,400           1,695
Meritage Corp.                                                             (a)34,600           1,635
Polaris Industries, Inc.                                                      21,600           1,602
Standard Pacific Corp.                                                        53,800           2,039
Trex Co., Inc.                                                             (a)74,100           2,301
WCI Communities, Inc.                                                     (a)203,700           3,361
Winnebago Industries, Inc.                                                    76,800           3,424
----------------------------------------------------------------------------------------------------
                                                                                              20,627
====================================================================================================
CONSUMER SERVICES (7.3%)
Alliance Gaming Corp.                                                     (a)190,000           3,853
Ameristar Casinos, Inc.                                                   (a)177,600           4,447
Argosy Gaming Co.                                                         (a)174,400           4,255
Charter Communications, Inc., Class A                                     (a)316,000           1,302
Choice Hotels International, Inc.                                         (a)103,600           3,006
Cumulus Media, Inc., Class A                                              (a)101,600           1,732
Extended Stay America, Inc.                                               (a)185,100           2,764
Gray Television, Inc.                                                        352,700           4,120
Isle of Capri Casinos, Inc.                                               (a)106,400           2,108
Journal Communications, Inc.                                               (a)43,800             725
La Quinta Corp.                                                           (a)458,500           2,856
Penn National Gaming, Inc.                                                (a)405,900           8,654
SCP Pool Corp.                                                            (a)136,300           3,792
----------------------------------------------------------------------------------------------------
                                                                                              43,614
====================================================================================================
ENERGY (4.3%)
Cimarex Energy Co.                                                        (a)156,100           3,060
Forest Oil Corp.                                                          (a)198,900           4,764
Grey Wolf, Inc.                                                           (a)992,100           3,452
Horizon Offshore, Inc.                                                    (a)190,600             783
Key Energy Services, Inc.                                                 (a)390,800           3,771
Newpark Resources, Inc.                                                   (a)305,300           1,313
Oil States International, Inc.                                            (a)126,700           1,608
St. Mary Land & Exploration Co.                                               70,700           1,790
Ultra Petroleum Corp.                                                     (a)153,600           2,143
W-H Energy Services, Inc.                                                 (a)179,000           3,186
----------------------------------------------------------------------------------------------------
                                                                                              25,870
====================================================================================================
FINANCIAL SERVICES (18.4%)
Affiliated Managers Group, Inc.                                            (a)58,100           3,649
American Financial Group, Inc.                                               140,100           3,047
Associated Banc-Corp.                                                         73,500   $       2,778
Bancorpsouth, Inc.                                                            71,200           1,559
BankAtlantic Bancorp, Inc., Class B                                           23,100             329
BRE Properties, Inc., Class A REIT                                            43,800           1,445
Brookline Bancorp, Inc.                                                       82,100           1,209
Camden Property Trust REIT                                                    52,800           2,029
CarrAmerica Realty Corp. REIT                                                 67,700           2,021
Catellus Development Corp. REIT                                           (a)115,500           2,824
Colonial BancGroup, Inc. (The)                                               102,200           1,476
Cullen/Frost Bankers, Inc.                                                    78,700           2,930
Dime Community Bancshares, Inc.                                               49,900           1,148
Direct General Corp.                                                       (a)67,300           1,687
Downey Financial Corp.                                                        72,000           3,365
East-West Bancorp, Inc.                                                       21,200             906
Equity One, Inc.                                                              66,200           1,125
F.N.B. Corp.                                                                  46,100           1,590
Financial Federal Corp.                                                    (a)29,800             909
First Midwest Bancorp., Inc.                                                 132,100           3,925
First Niagara Financial Group, Inc.                                          176,600           2,667
GATX Corp.                                                                    75,600           1,599
Greater Bay Bancorp.                                                         149,600           3,112
Harleysville Group, Inc.                                                      10,400             242
Hibernia Corp., Class A                                                      230,200           4,664
Hilb, Rogal & Hamilton Co.                                                    70,800           2,198
IBERIABANK Corp.                                                              26,400           1,389
Infinity Property & Casualty Corp.                                            42,300           1,189
Kilroy Realty Corp. REIT                                                     111,800           3,192
Local Financial Corp.                                                      (a)79,500           1,422
Macerich Co. (The)                                                            54,500           2,057
MAF Bancorp, Inc.                                                             42,700           1,631
Main Street Banks, Inc.                                                       62,900           1,576
Mercantile Bankshares Corp.                                                   29,000           1,160
National Financial Partners Corp.                                          (a)20,900             564
Platinum Underwriters Holdings Ltd.                                          117,900           3,313
Prentiss Properties Trust REIT                                                86,200           2,672
Provident Bankshares Corp.                                                    38,000           1,073
Provident Financial Group, Inc.                                               57,700           1,613
PS Business Parks, Inc. REIT                                                  63,200           2,385
Regency Centers Corp. REIT                                                    41,000           1,511
Scottish Re Group Ltd.                                                       153,400           3,705
Selective Insurance Group                                                     50,600           1,506
Sky Financial Group, Inc.                                                    182,700           4,113
Southwest Bancorp of Texas, Inc.                                              29,700           1,084
Stancorp Financial Group, Inc.                                                77,300           4,441
Texas Regional Bancshares, Inc.                                              156,100           5,275
United Dominion Realty Trust, Inc. REIT                                      105,100           1,924
Universal Health Realty Income Trust REIT                                     45,100           1,224
W. Holding Co., Inc.                                                         121,600           2,177
Webster Financial Corp.                                                      100,400           4,004
----------------------------------------------------------------------------------------------------
                                                                                             110,633
====================================================================================================
FOOD & TOBACCO (2.3%)
NBTY, Inc.                                                                (a)230,800           5,389
Pilgrim's Pride Corp.                                                        222,500           2,781
Smithfield Foods, Inc.                                                    (a)132,100           2,537

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
FOOD & TOBACCO (CONT'D)
Universal Corp.                                                               75,200   $       3,168
----------------------------------------------------------------------------------------------------
                                                                                              13,875
====================================================================================================
HEALTH CARE (12.4%)
American Medical Security Group, Inc.                                     (a)153,000           3,107
Cephalon, Inc.                                                             (a)71,800           3,297
Conceptus, Inc.                                                           (a)218,900           2,868
Coventry Health Care, Inc.                                                (a)181,700           9,583
CTI Molecular Imaging, Inc.                                                (a)78,400           1,158
Endo Pharmaceuticals Holdings, Inc.                                       (a)195,500           3,998
Fisher Scientific International, Inc.                                      (a)35,200           1,397
Immucor, Inc.                                                             (a)250,300           6,746
LifePoint Hospitals, Inc.                                                 (a)159,500           3,836
Medicines Co.                                                             (a)193,700           5,036
MGI Pharma, Inc.                                                          (a)179,000           7,028
Pozen, Inc.                                                               (a)102,600           1,845
Regeneration Technologies, Inc.                                           (a)224,100           2,028
Respironics, Inc.                                                         (a)110,900           4,633
Select Medical Corp.                                                       (a)43,100           1,241
Serologicals Corp.                                                         (a)85,800           1,128
Steris Corp.                                                              (a)248,400           5,718
Thoratec Corp.                                                            (a)105,100           1,786
United Therapeutics Corp.                                                 (a)215,300           4,864
Universal Display Corp.                                                   (a)124,400           1,292
Vertex Pharmaceuticals, Inc.                                              (a)137,700           1,694
----------------------------------------------------------------------------------------------------
                                                                                              74,283
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (11.7%)
AGCO Corp.                                                                 (a)40,100             687
Ametek, Inc.                                                                  89,500           3,836
AMR Corp.                                                                 (a)126,400           1,447
Anteon International Corp.                                                 (a)52,400           1,604
Arkansas Best Corp.                                                          182,600           5,022
BearingPoint, Inc.                                                        (a)188,900           1,507
Benchmark Electronics, Inc.                                                (a)40,000           1,691
Black Box Corp.                                                               33,700           1,342
CIRCOR International, Inc.                                                    67,600           1,298
Continental Airlines, Inc., Class B                                        (a)84,500           1,401
Covenant Transport, Inc.                                                  (a)137,700           2,534
Delta Air Lines, Inc.                                                        188,800           2,511
DRS Technologies, Inc.                                                    (a)186,900           4,510
ExpressJet Holdings, Inc.                                                 (a)151,400           2,089
Gardner Denver, Inc.                                                      (a)104,000           2,185
Genesee & Wyoming, Inc., Class A                                           (a)97,900           2,321
Goodrich Corp.                                                                91,200           2,211
Insituform Technologies, Inc., Class A                                     (a)91,100           1,618
Minerals Technologies, Inc.                                                   34,600           1,761
Navistar International Corp.                                               (a)57,700           2,151
Oshkosh Truck Corp.                                                           81,200           3,216
Robbins & Myers, Inc.                                                         72,400           1,610
Ryder System, Inc.                                                            72,200           2,117
SCS Transportation, Inc.                                                   (a)68,500           1,034
Skywest, Inc.                                                                 98,500           1,706
Tetra Tech, Inc.                                                           (a)56,500           1,125
Texas Industries, Inc.                                                        62,800           1,545
USF Corp.                                                                     35,400           1,114
Wabash National Corp.                                                      (a)53,100   $         847
Waste Connections, Inc.                                                   (a)132,000           4,632
Watts Industries, Inc.                                                       154,500           2,722
Yellow Corp.                                                              (a)159,200           4,757
----------------------------------------------------------------------------------------------------
                                                                                              70,151
====================================================================================================
RETAIL (7.6%)
Children's Place, Inc.                                                    (a)311,300           5,339
Foot Locker, Inc.                                                            188,600           3,055
Footstar, Inc.                                                            (a)164,800           1,114
Galyan's Trading Co., Inc.                                                 (a)29,700             303
Hancock Fabrics, Inc.                                                        199,500           3,148
Hollywood Entertainment Corp.                                             (a)218,100           3,708
Jo-Ann Stores, Inc.                                                       (a)131,900           3,680
Linens 'N Things, Inc.                                                    (a)180,700           4,297
Quiksilver, Inc.                                                          (a)148,600           2,370
Sonic Corp.                                                               (a)214,500           5,423
Stage Stores, Inc.                                                        (a)131,700           3,356
Tuesday Morning Corp.                                                     (a)126,400           3,518
Tweeter Home Entertainment Group, Inc.                                     (a)66,200             508
Urban Outfitters, Inc.                                                    (a)225,600           5,879
----------------------------------------------------------------------------------------------------
                                                                                              45,698
====================================================================================================
TECHNOLOGY (23.1%)
Advanced Digital Information Corp.                                        (a)132,500           1,858
Aeroflex, Inc.                                                            (a)176,800           1,565
AMIS Holdings, Inc.                                                        (a)73,400           1,355
Andrew Corp.                                                              (a)221,500           2,722
Ascential Software Corp.                                                  (a)142,900           2,648
Aspect Communications Corp.                                               (a)191,000           1,591
Asyst Technologies, Inc.                                                  (a)164,100           2,309
Avid Technology, Inc.                                                      (a)36,300           1,918
Avocent Corp.                                                              (a)47,200           1,430
Axcelis Technologies, Inc.                                                (a)170,300           1,407
BISYS Group, Inc. (The)                                                   (a)279,900           3,681
Borland Software Corp.                                                    (a)227,400           2,094
CommScope, Inc.                                                           (a)128,600           1,551
Conexant Systems, Inc.                                                    (a)279,900           1,584
Cray, Inc.                                                                (a)154,700           1,699
Digital Insight Corp.                                                      (a)76,400           1,520
Digital River, Inc.                                                        (a)55,600           1,521
Documentum, Inc.                                                          (a)117,400           2,502
Dot Hill Systems Corp.                                                     (a)99,500           1,350
DuPont Photomasks, Inc.                                                    (a)64,500           1,465
Earthlink, Inc.                                                           (a)206,000           1,695
Electronics for Imaging, Inc.                                             (a)108,600           2,533
Emulex Corp.                                                               (a)67,000           1,706
Enterasys Networks, Inc.                                                  (a)269,900           1,080
FileNET Corp.                                                             (a)151,200           3,035
GlobespanVirata, Inc.                                                     (a)268,100           1,936
Hutchinson Technology, Inc.                                                (a)60,800           2,012
Hyperion Solutions Corp.                                                  (a)100,100           2,890
II-Vi, Inc.                                                                (a)27,300             546
Imation Corp.                                                                 42,800           1,397
Inet Technologies, Inc.                                                   (a)144,300           1,867
Informatica Corp.                                                         (a)269,100           2,005
Inter-Tel, Inc.                                                               58,400           1,434

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
Intergraph Corp.                                                          (a)106,200   $       2,472
Internet Security Systems, Inc.                                           (a)123,200           1,540
Intrado, Inc.                                                              (a)68,700           1,565
Ixia                                                                      (a)203,900           2,206
JDA Software Group, Inc.                                                   (a)93,200           1,386
Kemet Corp.                                                               (a)139,700           1,780
Komag, Inc.                                                                (a)90,500           1,586
Kronos, Inc.                                                               (a)29,200           1,545
Lexar Media, Inc.                                                          (a)98,800           1,684
Lightbridge, Inc.                                                         (a)147,300           1,389
Macromedia, Inc.                                                           (a)60,500           1,497
Macrovision Corp.                                                          (a)75,000           1,385
Mentor Graphics Corp.                                                      (a)84,500           1,481
Micromuse, Inc.                                                           (a)195,700           1,601
Mindspeed Technologies, Inc.                                              (a)299,600           1,615
MRO Software, Inc.                                                        (a)135,100           1,844
NetIQ Corp.                                                               (a)220,200           2,629
ON Semiconductor Corp.                                                    (a)348,500           1,429
Openwave Systems, Inc.                                                    (a)298,600           1,260
Overland Storage, Inc.                                                     (a)80,600           1,189
Pinnacle Systems, Inc.                                                    (a)177,300           1,495
Pixelworks, Inc.                                                          (a)151,200           1,303
Planar Systems, Inc.                                                       (a)69,100           1,482
Plantronics, Inc.                                                         (a)100,800           2,406
Polycom, Inc.                                                              (a)91,200           1,515
Powerwave Technologies, Inc.                                              (a)194,900           1,290
Quest Software, Inc.                                                      (a)196,000           2,372
Radisys Corp.                                                              (a)83,800           1,512
RF Micro Devices, Inc.                                                    (a)192,600           1,789
RSA Security, Inc.                                                        (a)106,800           1,525
Silicon Laboratories, Inc.                                                 (a)39,100           1,757
Silicon Storage Technology, Inc.                                          (a)352,600           3,085
Skyworks Solutions, Inc.                                                  (a)272,200           2,477
SRA International, Inc.                                                    (a)38,800           1,452
Standard Micosystems Corp.                                                 (a)68,200           1,840
Sybase, Inc.                                                              (a)208,300           3,543
Synaptics, Inc.                                                           (a)112,300           1,208
Tech Data Corp.                                                            (a)65,800           2,030
TTM Technologies, Inc.                                                     (a)83,300           1,189
United Online, Inc.                                                        (a)43,000           1,493
Varian Semiconductor Equipment Associates, Inc.                            (a)55,200           2,067
Vignette Corp.                                                            (a)767,700           1,766
WebEx Communications, Inc.                                                 (a)94,700           1,798
Zoran Corp.                                                                (a)83,500           1,628
----------------------------------------------------------------------------------------------------
                                                                                             139,011
====================================================================================================
UTILITIES (3.5%)
AGL Resources, Inc.                                                          112,800           3,177
Avista Corp.                                                                 110,500           1,722
Energen Corp.                                                                 93,300           3,375
ONEOK, Inc.                                                                  103,900           2,096
Peoples Energy Corp.                                                          41,200           1,705
PNM Resources, Inc.                                                           84,100           2,358
Southwestern Energy Co.                                                   (a)102,800           1,861
UGI Corp.                                                                     52,600           1,522
WGL Holdings, Inc.                                                           112,000   $       3,089
----------------------------------------------------------------------------------------------------
                                                                                              20,905
====================================================================================================
  TOTAL COMMON STOCKS (COST $505,258)                                                        585,959
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.7%)
REPURCHASE AGREEMENT (2.7%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03
  (COST $16,338)                                                       $   (f)16,338          16,338
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $521,596)                                                   602,297
====================================================================================================

                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.4%)
  Receivable for Investments Sold                                              7,253
  Receivable for Portfolio Shares Sold                                           533
  Dividends Receivable                                                           425
  Other                                                                           26           8,237
----------------------------------------------------------------------------------------------------
LIABILITIES (-1.6%)
  Payable for Investments Purchased                                           (6,137)
  Payable for Portfolio Shares Redeemed                                       (1,422)
  Payable for Investment Advisory Fees                                        (1,120)
  Bank Overdraft Payable                                                        (647)
  Payable for Trustees' Fees and Expenses                                        (60)
  Payable for Administrative Fees                                                (54)
  Payable for Distribution Fees -- Adviser Class                                 (14)
  Payable for Custodian Fees                                                     (12)
  Other Liabilities                                                              (57)         (9,523)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $     601,011
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $     647,583
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                          659
Accumulated Net Realized Gain (Loss)                                                        (127,932)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                       80,701
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     601,011
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     536,620
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 29,503,888 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       18.19
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $      64,391
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,545,678 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       18.16
====================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. SMALL CAP VALUE PORTFOLIO

------------
(a)   Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
REIT  Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

VALUE PORTFOLIO

The Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 30.19% compared to a 24.40% return for the S&P 500 Index ("the Index").

FACTORS AFFECTING PERFORMANCE

Stock selection was strong during the period; sector selection had a neutral impact on results.

Stock selection contributed to results most notably in the Portfolio's heavy industry, financial services, and retail names.

In terms of sector allocation, the Portfolio was underweight in the technology sector relative to the Index, which hurt results. Sector exposures relative to the Index in beverages & personal products (underweight), health care (underweight), retail (overweight) and financial services (overweight) gave a boost to relative returns.

MANAGEMENT STRATEGIES

The fund maintained a cyclical exposure, which benefited results.

Portfolio strategy over the last twelve months continued to reflect a bias toward stocks with attractive valuations relative to their profitability and growth characteristics.

Exposure was increased in drug stocks, where share prices had declined over concerns about the new product pipeline, generic drug competition, and other, company-specific product concerns. In our view, drug stock prices became oversold relative to the underlying quality of the companies, which in general exhibited high returns and high free cash flow, with relatively unleveraged balance sheets.

Another emphasis during the year was the retail group, which we believed was undervalued by a market that underestimated the strength of consumer spending.

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

              VALUE PORTFOLIO -
             INSTITUTIONAL CLASS      S&P 500 INDEX
93              5,000,000               5,000,000
94              5,372,310               5,184,330
95              7,122,450               6,726,810
96              8,433,630               8,094,680
97             11,913,000              11,366,900
98              9,958,110              12,395,200
99             10,784,600              15,841,100
00             11,827,300              17,943,300
01             12,854,700              13,167,400
02             10,036,200              10,472,400
03             13,066,000              13,026,500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.


PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                                      TOTAL RETURNS(2)
                                             ----------------------------------
                                                           AVERAGE ANNUAL
                                                    ---------------------------
                                               ONE    FIVE      TEN       SINCE
                                              YEAR   YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)          30.19%   5.58%   10.08%      12.89%
Index -- Institutional Class                 24.40    1.00    10.05       12.73
Portfolio -- Investment Class(4)             30.06    5.43       --        6.61
Index -- Investment Class                    24.40    1.00       --        7.80
Portfolio -- Adviser Class(5)                29.87    5.32       --        7.49
Index -- Adviser Class                       24.40    1.00       --        8.10

(1)  The S&P 500 Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 5, 1984.
(4)  Commenced offering on May 6, 1996.
(5)  Commenced offering on July 17, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
BASIC RESOURCES (8.0%)
Air Products & Chemicals, Inc.                                               288,800   $      13,025
Dow Chemical Co. (The)                                                       203,700           6,629
Engelhard Corp.                                                              497,300          13,760
International Paper Co.                                                      217,000           8,467
Lubrizol Corp.                                                               427,400          13,869
PPG Industries, Inc.                                                         109,500           5,718
Rohm & Haas Co.                                                              283,200           9,473
Weyerhaeuser Co.                                                             162,700           9,510
----------------------------------------------------------------------------------------------------
                                                                                              80,451
====================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (1.0%)
Fortune Brands, Inc.                                                         181,500          10,300
----------------------------------------------------------------------------------------------------
CONSUMER DURABLES (5.7%)
Black & Decker Corp.                                                         247,800          10,048
Masco Corp.                                                                  328,800           8,049
Maytag Corp.                                                                 227,100           5,671
Stanley Works (The)                                                          509,500          15,040
Whirlpool Corp.                                                              273,200          18,515
----------------------------------------------------------------------------------------------------
                                                                                              57,323
====================================================================================================
ENERGY (5.9%)
BP plc ADR                                                                (c)417,200          17,564
ChevronTexaco Corp.                                                          173,400          12,389
ConocoPhillips, Inc.                                                         120,400           6,592
Occidental Petroleum Corp.                                                   186,600           6,574
Royal Dutch Petroleum Co.                                                    383,700          16,960
----------------------------------------------------------------------------------------------------
                                                                                              60,079
====================================================================================================
FINANCIAL SERVICES (31.9%)
ACE Ltd.                                                                     162,100           5,362
Allstate Corp. (The)                                                         111,600           4,077
Bank of America Corp.                                                        338,000          26,378
Capital One Financial Corp.                                                  238,500          13,604
CIT Group, Inc.                                                              391,200          11,251
Citigroup, Inc.                                                              491,900          22,386
Comerica, Inc.                                                               386,700          18,020
Everest Reinsurance Group Ltd.                                               181,200          13,619
Freddie Mac                                                                  460,300          24,097
Goldman Sachs Group, Inc. (The)                                              207,400          17,401
Hartford Financial Services Group, Inc.                                      341,800          17,989
Lehman Brothers Holdings, Inc.                                               191,600          13,236
MBNA Corp.                                                                   726,300          16,560
Mellon Financial Corp.                                                       323,600           9,753
Merrill Lynch & Co., Inc.                                                    402,300          21,535
MGIC Investment Corp.                                                     (c)189,100           9,846
PNC Financial Services Group                                                 465,000          22,125
Prudential Financial, Inc.                                                    63,400           2,369
St. Paul Cos., Inc.                                                          192,500           7,128
Travelers Property Casualty Corp., Class A                                   466,600           7,410
Travelers Property Casualty Corp., Class B                                    31,900             507
U.S. Bancorp                                                                 584,700          14,027
Wachovia Corp.                                                               272,600          11,228
Washington Mutual, Inc.                                                      172,300           6,783
Wells Fargo & Co.                                                            118,300           6,092
----------------------------------------------------------------------------------------------------
                                                                                             322,783
====================================================================================================
FOOD & TOBACCO (2.0%)
Altria Group, Inc.                                                           456,700          20,003
----------------------------------------------------------------------------------------------------
HEALTH CARE (11.1%)
Beckman Coulter, Inc.                                                        221,300          10,078
Bristol-Myers Squibb Co.                                                     753,300          19,330
Health Net, Inc.                                                          (a)719,500          22,786
Merck & Co., Inc.                                                            373,700          18,917
Pfizer, Inc.                                                                 737,400          22,402
Wyeth                                                                        400,000          18,440
----------------------------------------------------------------------------------------------------
                                                                                             111,953
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (12.6%)
Burlington Northern Santa Fe Corp.                                           155,100           4,478
Caterpillar, Inc.                                                            125,300           8,626
Cooper Industries Ltd., Class A                                              158,300           7,603
Eaton Corp.                                                                  171,500          15,198
Honeywell International, Inc.                                                433,300          11,417
Ingersoll-Rand Co., Class A                                                  259,300          13,857
Navistar International Corp.                                           (a)(c)347,400          12,951
Northrop Grumman Corp.                                                        78,400           6,760
Parker-Hannifin Corp.                                                        330,800          14,787
Tyco International Ltd.                                                    1,423,100          29,074
Waste Management, Inc.                                                        88,100           2,305
----------------------------------------------------------------------------------------------------
                                                                                             127,056
====================================================================================================
RETAIL (8.0%)
Best Buy Co., Inc.                                                        (a)306,900          14,584
Home Depot, Inc.                                                             722,200          23,002
Kroger Co. (The)                                                        (a)1,506,400          26,920
Liz Claiborne, Inc.                                                          372,100          12,670
VF Corp.                                                                     106,100           4,128
----------------------------------------------------------------------------------------------------
                                                                                              81,304
====================================================================================================
TECHNOLOGY (6.6%)
Accenture Ltd., Class A                                                (a)(c)733,300          16,382
Check Point Software Technologies Ltd.                                 (a)(c)457,400           7,684
Computer Sciences Corp.                                                   (a)337,100          12,665
Hewlett-Packard Co.                                                        1,063,200          20,584
Nokia Oyj ADR, Class A                                                       637,200           9,940
----------------------------------------------------------------------------------------------------
                                                                                              67,255
====================================================================================================
UTILITIES (5.0%)
FirstEnergy Corp.                                                            639,300          20,394
SBC Communications, Inc.                                                     715,400          15,918
Verizon Communications, Inc.                                                 446,400          14,481
----------------------------------------------------------------------------------------------------
                                                                                              50,793
====================================================================================================
  TOTAL COMMON STOCKS (COST $838,402)                                                        989,300
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.4%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED
 SECURITIES (1.5%)
American Express Credit Corp.,
  1.13%, 5/17/04                                                       $      (h)216             216
BETA Finance, Inc., 1.08%, 6/16/04                                          (h)1,009           1,009
CC USA, Inc., 1.09%, 2/6/04                                                   (h)360             360
Citibank Credit Card, 1.14%, 11/7/03                                          (h)389             389
Deutsche Bank London AG, 1.07%, 10/27/03                                         721             721

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

VALUE PORTFOLIO

                                                                                FACE
                                                                              AMOUNT           VALUE
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED
  SECURITIES (CONT'D)
Dorado Finance, Inc., 1.09%, 2/5/04                                    $      (h)360   $         360
Federal Home Loan Mortgage Corporation,
  1.10%, 12/30/03                                                                717             717
Federal National Mortgage Association,
  1.07%, 1/29/04                                                            (h)2,163           2,163
Grampian Funding LLC, 1.07%, 11/24/03                                            403             403
International Credit Card Funding No. l Ltd.,
  1.12%, 3/19/04                                                              (h)836             836
Links Finance LLC, 1.08%, 6/16/04                                             (h)360             360
Links Finance LLC, 1.09%, 5/24/04                                             (h)576             576
Macquarie Bank Ltd., 1.21%, 6/24/04                                           (h)317             317
Sears Credit Card Account Master,
  1.15%, 10/15/04                                                             (h)577             577
SWIFT 2001, Series A6, 1.12%, 1/15/04                                         (h)255             255
SWIFT 2001, Series A7, 1.12%, 3/15/04                                         (h)721             721
Target Credit Card Master Trust,
  1.15%, 7/26/04                                                              (h)570             570
UBS Securities LLC, 1.11%, 10/1/03                                             4,222           4,222
Westdeutsche Landesbank N.Y.,
  1.05%, 11/17/03                                                             (h)721             721
----------------------------------------------------------------------------------------------------
                                                                                              15,493
====================================================================================================
REPURCHASE AGREEMENT (2.9%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03                                               (f)29,369          29,369
----------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $44,862)                                                 44,862
====================================================================================================
TOTAL INVESTMENTS (102.2%) (COST $883,264) --
  INCLUDING $15,290 OF SECURITIES LOANED                                                   1,034,162
====================================================================================================

                                                                               VALUE
                                                                               (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.0%)
  Receivable for Investments Sold                                              8,884
  Dividends Receivable                                                         1,457
  Receivable for Portfolio Shares Sold                                           203
  Interest Receivable                                                              1
  Other                                                                           46          10,591
----------------------------------------------------------------------------------------------------
LIABILITIES (-3.2%)
  Collateral on Securities Loaned, at Value                                  (15,493)
  Payable for Investments Purchased                                          (14,322)
  Payable for Investment Advisory Fees                                        (1,274)
  Payable for Portfolio Shares Redeemed                                       (1,218)
  Payable for Distribution Fees --
    Adviser Class                                                               (131)
  Payable for Administrative Fees                                                (87)
  Payable for Trustees' Fees and Expenses                                        (79)
  Payable for Custodian Fees                                                      (5)
  Payable for Shareholder Servicing Fees --
    Investment Class                                                              (3)
  Other Liabilities                                                             (106)        (32,718)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $   1,012,035
====================================================================================================

                                                                                              AMOUNT
                                                                                               (000)
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $   1,132,714
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                        3,588
Accumulated Net Realized Gain (Loss)                                                        (275,165)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                      150,898
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $   1,012,035
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     363,636
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 26,667,197 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       13.64
====================================================================================================
INVESTMENT CLASS:
NET ASSETS                                                                             $      26,169
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,917,573 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       13.65
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $     622,230
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 45,686,869 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       13.62
====================================================================================================

(a)  Non-income producing security
(c)  All or a portion of security on loan at September 30, 2003.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
ADR  American Depositary Receipt

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2003

                                                                                                   MID CAP       STRATEGIC
                                                                                    EQUITY          GROWTH     SMALL VALUE
                                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                                     (000)           (000)           (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +:
Dividends                                                                     $      3,418    $      2,007    $        466
Interest                                                                                40             246              22
--------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                              3,458           2,253             488
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fee                                                                878           4,409             357
Administrative Fee                                                                     159             826              43
Custodian Fee                                                                           20             113              98
Shareholder Reporting Fee                                                               17             119               4
Professional Fees                                                                       27              35              22
Distribution Fees -- Adviser Class shares                                                2           1,059              --
Trustees' Fees and Expenses                                                             --              28               1
Other Expenses                                                                          --             113              14
--------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                       1,103           6,702             539
--------------------------------------------------------------------------------------------------------------------------
Refund of Filing Fees                                                                  (10)            (89)             --
Waiver of Investment Advisory Fees                                                      --              --            (129)
Expense Offset                                                                          (1)             (3)             --
--------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                         1,092           6,610             410
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                         2,366          (4,357)             78
--------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
Investments Sold                                                                     8,131          45,464             991
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                         29,663         203,522           8,289
--------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain (Loss) and Change in Unrealized
  Appreciation (Depreciation)                                                       37,794         248,986           9,280
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $     40,160    $    244,629    $      9,358
--------------------------------------------------------------------------------------------------------------------------

+ Net of $14 withholding tax for the Mid Cap Growth Portfolio.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENTS OF OPERATIONS (CONT'D)

For the Year Ended September 30, 2003

                                                                                  U.S. MID      U.S. SMALL
                                                                                 CAP VALUE       CAP VALUE           VALUE
                                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                                     (000)           (000)           (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME+:
Dividends                                                                     $      6,152    $      5,888    $     21,147
Interest                                                                               124             287             220
--------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                              6,276           6,175          21,367
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fee                                                              4,722           4,200           4,886
Administrative Fee                                                                     570             514             900
Custodian Fee                                                                           81             108             101
Shareholder Reporting Fee                                                               57              34             141
Professional Fees                                                                       33              35              53
Shareholder Servicing Fee -- Investment Class shares                                    28              --              34
Distribution Fees -- Adviser Class shares                                              216             134           1,283
Trustees' Fees and Expenses                                                              8              --              --
Other Expenses                                                                          87              82              72
--------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                       5,802           5,107           7,470
--------------------------------------------------------------------------------------------------------------------------
Refund of Filing Fees                                                                  (36)            (20)            (57)
Expense Offset                                                                          (3)             (3)             (1)
--------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                         5,763           5,084           7,412
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                           513           1,091          13,955
--------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
Investments Sold                                                                  (124,379)         (6,030)       (126,760)
Foreign Currency Transactions                                                           --              (3)             --
--------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                                          (124,379)         (6,033)       (126,760)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                        303,118         151,629         355,321
--------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain (Loss) and Change in Unrealized
  Appreciation (Depreciation)                                                      178,739         145,596         228,561
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $    179,252    $    146,687    $    242,516
--------------------------------------------------------------------------------------------------------------------------

+ Net of $13 withholding tax for the U.S. Small Cap Value Portfolio.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  EQUITY                      MID CAP GROWTH
                                                                                 PORTFOLIO                       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                                                              2003            2002            2003            2002
                                                                             (000)           (000)           (000)           (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                        $      2,366    $      2,391    $     (4,357)   $     (6,483)
  Net Realized Gain (Loss)                                                   8,131         (45,301)         45,464        (406,975)
  Net Change in Unrealized Appreciation (Depreciation)                      29,663         (16,995)        203,522         210,629
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           40,160         (59,905)        244,629        (202,829)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                     (2,539)         (2,869)             --              --
ADVISER CLASS:
  Net Investment Income                                                         (7)             (4)             --              --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (2,546)         (2,873)             --              --
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                                36,506          98,583         223,058         290,176
  Distributions Reinvested                                                   2,449           2,764              --              --
  Redeemed                                                                 (97,710)       (270,125)       (229,215)       (812,733)
ADVISER CLASS:
  Subscribed                                                                   148             288         187,568         203,656
  Distributions Reinvested                                                       7               4              --              --
  Redeemed                                                                    (198)           (562)       (159,693)       (373,258)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                        (58,798)       (169,048)         21,718        (692,159)
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                  (21,184)       (231,826)        266,347        (894,988)
NET ASSETS:
  Beginning of Period                                                      172,299         404,125         824,984       1,719,972
----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                         $    151,115    $    172,299    $  1,091,331    $    824,984
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (accumulated net
    investment loss) included in end of period net assets             $        435    $        646    $        (92)   $        (52)
----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
  Shares Subscribed                                                          5,053          11,115          18,366          22,307
  Shares Issued on Distributions Reinvested                                    316             282              --              --
  Shares Redeemed                                                          (12,370)        (28,836)        (19,735)        (56,470)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares Outstanding         (7,001)        (17,439)         (1,369)        (34,163)
----------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                                                             18              29          14,498          13,642
  Shares Issued on Distributions Reinvested                                      1              --              --              --
  Shares Redeemed                                                              (26)            (55)        (13,076)        (24,932)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser Class Shares Outstanding                   (7)            (26)          1,422         (11,290)
----------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

                                                                           STRATEGIC SMALL VALUE            U.S. MID CAP VALUE
                                                                                 PORTFOLIO                       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                                                              2003            2002            2003            2002
                                                                             (000)           (000)           (000)           (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                        $         78    $         36    $        513    $     (1,034)
  Net Realized Gain (Loss)                                                     991            (575)       (124,379)       (155,554)
  Net Change in Unrealized Appreciation (Depreciation)                       8,289          (2,745)        303,118         (62,454)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            9,358          (3,284)        179,252        (219,042)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                        (60)            (12)             --          (1,189)
  Net Realized Gain                                                             --             (99)             --              --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          (60)           (111)             --          (1,189)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                                32,308          23,186         225,748         326,339
  Distributions Reinvested                                                      60             111              --           1,000
  Redeemed                                                                  (8,548)         (1,940)       (605,222)       (573,331)
INVESTMENT CLASS:
  Subscribed                                                                    --              --           4,769          15,447
  Redeemed                                                                      --              --         (31,125)        (21,022)
ADVISER CLASS:
  Subscribed                                                                    --              --          32,702          95,710
  Redeemed                                                                      --              --         (71,772)        (66,315)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                         23,820          21,357        (444,900)       (222,172)
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                   33,118          17,962        (265,648)       (442,403)
NET ASSETS:
  Beginning of Period                                                       20,396           2,434         805,160       1,247,563
----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                         $     53,514    $     20,396    $    539,512    $    805,160
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (accumulated net
    investment loss) included in end of period net assets             $         31    $         24    $        480    $        (33)
----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
  Shares Subscribed                                                          2,967           2,009          16,066          18,469
  Shares Issued on Distributions Reinvested                                      6               9              --              51
  Shares Redeemed                                                             (764)           (177)        (41,444)        (33,519)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares Outstanding          2,209           1,841         (25,378)        (14,999)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
  Shares Subscribed                                                             --              --             313             890
  Shares Redeemed                                                               --              --          (2,053)         (1,162)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Investment Class Shares Outstanding                --              --          (1,740)           (272)
----------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                                                             --              --           2,114           5,148
  Shares Redeemed                                                               --              --          (4,799)         (3,997)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser Class Shares Outstanding                   --              --          (2,685)          1,151
----------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

                                                                           U.S. SMALL CAP VALUE                    VALUE
                                                                                 PORTFOLIO                       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                                                              2003            2002            2003            2002
                                                                             (000)           (000)           (000)           (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                        $      1,091    $      3,358    $     13,955    $     14,054
  Net Realized Gain (Loss)                                                  (6,033)         10,357        (126,760)       (100,543)
  Net Change in Unrealized Appreciation (Depreciation)                     151,629         (22,196)        355,321        (229,744)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations          146,687          (8,481)        242,516        (316,233)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                     (2,280)         (3,150)         (7,260)         (7,240)
  Net Realized Gain                                                             --          (1,996)             --              --
INVESTMENT CLASS:
  Net Investment Income                                                         --              --            (310)           (223)
ADVISER CLASS:
  Net Investment Income                                                        (59)            (16)         (6,551)         (7,335)
  Net Realized Gain                                                             --            (114)             --              --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (2,339)         (5,276)        (14,121)        (14,798)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                               221,655         450,040          98,739         184,113
  Distributions Reinvested                                                   1,807           4,626           7,030           6,864
  Redeemed                                                                (406,455)       (877,311)       (307,494)       (256,344)
INVESTMENT CLASS:
  Subscribed                                                                    --              --          13,267          16,286
  Distributions Reinvested                                                      --              --             306             220
  Redeemed                                                                      --              --         (12,039)         (9,456)
ADVISER CLASS:
  Subscribed                                                                20,461          37,188         197,545         303,258
  Distributions Reinvested                                                      59             130           6,537           7,311
  Redeemed                                                                 (21,631)        (32,754)       (231,355)       (391,475)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                       (184,104)       (418,081)       (227,464)       (139,223)
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                  (39,756)       (431,838)            931        (470,254)
NET ASSETS:
  Beginning of Period                                                      640,767       1,072,605       1,011,104       1,481,358
----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                         $    601,011    $    640,767    $  1,012,035    $  1,011,104
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (accumulated net
    investment loss) included in end of period net assets             $        659    $      2,955    $      3,588    $      3,820
----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
  Shares Subscribed                                                         14,780          30,095           8,562          13,330
  Shares Issued on Distributions Reinvested                                    122             271             621             480
  Shares Redeemed                                                          (27,334)        (55,545)        (25,423)        (18,431)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares Outstanding        (12,432)        (25,179)        (16,240)         (4,621)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
  Shares Subscribed                                                             --              --           1,058           1,092
  Shares Issued on Distributions Reinvested                                     --              --              26              16
  Shares Redeemed                                                               --              --            (991)           (700)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Investment Class Shares Outstanding                --              --              93             408
----------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                                                          1,265           2,193          15,648          20,858
  Shares Issued on Distributions Reinvested                                      4               7             570             513
  Shares Redeemed                                                           (1,432)         (2,144)        (20,819)        (29,574)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser Class Shares Outstanding                 (163)             56          (4,601)         (8,203)
----------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

EQUITY PORTFOLIO

                                                                            INSTITUTIONAL CLASS
                                                    -----------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      7.18    $      9.75    $     17.28    $     19.82    $     20.44
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                             0.11+          0.08+          0.09+          0.05+          0.14
  Net Realized and Unrealized Gain (Loss)
      on Investments                                       1.72          (2.57)         (4.78)          3.53           5.24
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     1.83          (2.49)         (4.69)          3.58           5.38
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                   (0.11)         (0.08)         (0.09)         (0.05)         (0.17)
  Net Realized Gain                                          --             --          (2.75)         (6.07)         (5.83)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                 (0.11)         (0.08)         (2.84)         (6.12)         (6.00)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $      8.90    $      7.18    $      9.75    $     17.28    $     19.82
===========================================================================================================================
TOTAL RETURN                                              25.78%        (25.71)%       (30.58)%        19.83%         30.15%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   150,432    $   171,698    $   403,062    $   615,078    $   635,593
Ratio of Expenses to Average Net Assets (1)                0.63%          0.66%          0.62%          0.61%          0.62%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                       1.35%          0.78%          0.71%          0.27%          0.64%
Portfolio Turnover Rate                                      59%            93%           160%           211%           103%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS
    TO AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.62%          0.66%          0.62%          0.61%          0.60%
---------------------------------------------------------------------------------------------------------------------------

                                                                               ADVISER CLASS
                                                    -----------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      7.17    $      9.71    $     17.24    $     19.79    $     20.42
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                             0.09+          0.05+          0.06+          0.01+          0.11
  Net Realized and Unrealized Gain (Loss) on
      Investments                                          1.71          (2.55)         (4.78)          3.53           5.21
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     1.80          (2.50)         (4.72)          3.54           5.32
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                   (0.09)         (0.04)         (0.06)         (0.02)         (0.12)
  Net Realized Gain                                          --             --          (2.75)         (6.07)         (5.83)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                 (0.09)         (0.04)         (2.81)         (6.09)         (5.95)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $      8.88    $      7.17    $      9.71    $     17.24    $     19.79
===========================================================================================================================
TOTAL RETURN                                              25.35%        (25.83)%       (30.81)%        19.58%         29.80%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $       683    $       601    $     1,063    $     5,039    $     2,123
Ratio of Expenses to Average Net Assets (2)                0.88%          0.91%          0.86%          0.86%          0.87%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               1.10%          0.53%          0.48%          0.04%          0.34%
Portfolio Turnover Rate                                      59%            93%           160%           211%           103%
---------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.87%          0.91%          0.86%          0.86%          0.85%
---------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

MID CAP GROWTH PORTFOLIO

                                                                                 INSTITUTIONAL CLASS
                                                    -----------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     11.65    $     14.80    $     35.15    $     25.77    $     18.62
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                            (0.05)+        (0.05)+        (0.05)         (0.06)         (0.01)
  Net Realized and Unrealized Gain (Loss)
      on Investments                                       3.82          (3.10)        (16.44)         13.71          10.65
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     3.77          (3.15)        (16.49)         13.65          10.64
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                      --             --             --             --          (0.00)++
  Net Realized Gain                                          --             --          (3.86)         (4.27)         (3.49)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                    --             --          (3.86)         (4.27)         (3.49)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $     15.42    $     11.65    $     14.80    $     35.15    $     25.77
===========================================================================================================================
TOTAL RETURN                                              32.36%        (21.28)%       (50.80)%        56.60%         64.27%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   559,760    $   438,778    $ 1,063,186    $ 2,109,750    $   785,659
Ratio of Expenses to Average Net Assets (1)                0.64%          0.65%          0.61%          0.62%          0.62%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                              (0.37)%        (0.35)%        (0.25)%        (0.21)%        (0.07)%
Portfolio Turnover Rate                                     180%           221%           145%           169%           208%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.63%          0.64%          0.60%          0.61%          0.60%
---------------------------------------------------------------------------------------------------------------------------

                                                                                 ADVISER CLASS
                                                    -----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     11.45    $     14.59    $     34.79    $     25.59    $     18.55
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                            (0.08)+        (0.09)+        (0.10)         (0.09)         (0.05)
  Net Realized and Unrealized Gain (Loss) on
      Investments                                          3.76          (3.05)        (16.24)         13.56          10.58
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     3.68          (3.14)        (16.34)         13.47          10.53
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                          --             --          (3.86)         (4.27)         (3.49)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $     15.13    $     11.45    $     14.59    $     34.79    $     25.59
===========================================================================================================================
TOTAL RETURN                                              32.14%        (21.52)%       (50.91)%        56.24%         63.87%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   531,571    $   386,206    $   656,786    $   979,694    $   263,312
Ratio of Expenses to Average Net Assets (2)                0.89%          0.90%          0.86%          0.87%          0.88%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                              (0.62)%        (0.60)%        (0.50)%        (0.46)%        (0.31)%
Portfolio Turnover Rate                                     180%           221%           145%           169%           208%
---------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.88%          0.89%          0.85%          0.86%          0.86%
---------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                     INSTITUTIONAL CLASS
                                                            --------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,                        PERIOD FROM
                                                            -------------------------------------------          JUNE 30, 2000**
SELECTED PER SHARE DATA AND RATIOS                                 2003            2002            2001    TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $      9.84     $     10.51     $     10.62       $            10.00
================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     0.02+           0.05+           0.09                     0.03
  Net Realized and Unrealized Gain (Loss) on Investments           2.66           (0.24)          (0.15)                    0.59
--------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                             2.68           (0.19)          (0.06)                    0.62
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                           (0.02)          (0.05)          (0.05)                      --
  Net Realized Gain                                                  --           (0.43)             --                       --
--------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                         (0.02)          (0.48)          (0.05)                      --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $     12.50     $      9.84     $     10.51       $            10.62
================================================================================================================================
TOTAL RETURN                                                      27.32%          (2.41)%         (0.60)%                   6.20%++
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                       $    53,514     $    20,396     $     2,434       $            2,506
Ratio of Expenses to Average Net Assets (1)                        1.15%           1.15%           1.15%                    1.31%*
Ratio of Net Investment Income (Loss) to Average Net
  Assets (1)                                                       0.22%           0.43%           0.73%                    1.15%*
Portfolio Turnover Rate                                             159%            131%             80%                      33%++
--------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed by Adviser:
        Expenses to Average Net Assets                             1.51%           2.09%           3.00%                    5.38%*
        Net Investment Income (Loss) to Average Net Assets        (0.14)%         (0.51)%         (1.12)%                  (3.08)%*
      Ratio of Expenses to Average Net Assets including
        Expense Offsets                                            1.15%           1.15%           1.15%                    1.15%*
--------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Not Annualized.
*    Annualized
**   Commencement of Operations

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

U.S. MID CAP VALUE PORTFOLIO

                                                                                 INSTITUTIONAL CLASS
                                                       ---------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      13.50   $      16.91    $      25.07    $      21.88    $      18.12
==================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                                 0.02+         (0.01)+          0.05+           0.06+           0.12+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                              4.55          (3.38)          (4.91)           5.78            5.01
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                         4.57          (3.39)          (4.86)           5.84            5.13
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          --          (0.02)          (0.08)          (0.08)          (0.06)
  Net Realized Gain                                              --             --           (3.22)          (2.57)          (1.31)
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                        --          (0.02)          (3.30)          (2.65)          (1.37)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $      18.07   $      13.50    $      16.91    $      25.07    $      21.88
==================================================================================================================================
TOTAL RETURN                                                  33.85%        (20.09)%        (21.23)%         29.48%          29.44%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $    441,775   $    672,507    $  1,096,021    $  1,374,275    $    721,015
Ratio of Expenses to Average Net Assets (1)                    0.88%          0.89%           0.86%           0.87%           0.87%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                   0.13%         (0.05)%          0.22%           0.28%           0.57%
Portfolio Turnover Rate                                         138%           145%            176%            226%            244%
----------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                            0.87%          0.89%           0.85%           0.85%           0.86%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    INVESTMENT CLASS
                                                       ---------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                       ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      13.43   $      16.83    $      24.97    $      21.80    $      18.05
==================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                                (0.01)+        (0.03)+          0.01+           0.03+           0.09+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                              4.53          (3.37)          (4.88)           5.75            5.00
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                         4.52          (3.40)          (4.87)           5.78            5.09
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          --             --           (0.05)          (0.04)          (0.03)
  Net Realized Gain                                              --             --           (3.22)          (2.57)          (1.31)
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                        --             --           (3.27)          (2.61)          (1.34)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $      17.95   $      13.43    $      16.83    $      24.97    $      21.80
==================================================================================================================================
TOTAL RETURN                                                  33.66%        (20.20)%        (21.36)%         29.25%          29.30%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $     13,004   $     33,100    $     46,063    $     29,593    $     25,197
Ratio of Expenses to Average Net Assets (2)                    1.03%          1.04%           1.01%           1.02%           1.02%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                      (0.02)%        (0.20)%          0.05%           0.14%           0.42%
Portfolio Turnover Rate                                         138%           145%            176%            226%            244%
----------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets including
        Expense Offsets and Refund of Filing Fees              1.02%          1.04%           1.00%           1.00%           1.01%
----------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

U.S. MID CAP VALUE PORTFOLIO

                                                                                        ADVISER CLASS
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     13.44    $     16.87    $     25.02    $     21.86    $     18.12
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                                  (0.02)+        (0.05)+        (0.01)+         0.01+          0.07+
  Net Realized and Unrealized Gain (Loss) on Investments         4.53          (3.38)         (4.88)          5.76           5.01
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                           4.51          (3.43)         (4.89)          5.77           5.08
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            --             --          (0.04)         (0.04)         (0.03)
  Net Realized Gain                                                --             --          (3.22)         (2.57)         (1.31)
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                          --             --          (3.26)         (2.61)         (1.34)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     17.95    $     13.44    $     16.87    $     25.02    $     21.86
=================================================================================================================================
TOTAL RETURN                                                    33.56%        (20.33)%       (21.40)%        29.12%         29.12%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    84,733    $    99,553    $   105,479    $    98,588    $    40,636
Ratio of Expenses to Average Net Assets (1)                      1.13%          1.14%          1.11%          1.12%          1.12%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                        (0.12)%        (0.30)%        (0.03)%         0.03%          0.33%
Portfolio Turnover Rate                                           138%           145%           176%           226%           244%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets including
        Expense Offsets and Refund of Filing Fees                1.12%          1.14%          1.10%          1.10%          1.11%
----------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                 INSTITUTIONAL CLASS
                                                 --------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                 --------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                      2003           2002           2001           2000                    1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     14.04    $     15.16     $     21.18    $     18.62           $      17.37
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                          0.03+          0.06+           0.10+          0.09+                  0.13+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                       4.18          (1.10)          (4.35)          4.01                   3.65
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                  4.21          (1.04)          (4.25)          4.10                   3.78
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                (0.06)         (0.05)          (0.07)         (0.14)                 (0.07)
  Net Realized Gain                                       --          (0.03)          (1.70)         (1.40)                 (2.46)
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                              (0.06)         (0.08)          (1.77)         (1.54)                 (2.53)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     18.19    $     14.04     $     15.16    $     21.18           $      18.62
=================================================================================================================================
TOTAL RETURN                                           30.09%         (6.97)%        (21.25)%        23.11%                 23.83%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Period (Thousands)            $   536,620    $   588,803     $ 1,017,346    $ 1,269,171           $    897,629
Ratio of Expenses to Average Net Assets (1)             0.89%          0.89%           0.86%          0.86%                  0.86%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                            0.21%          0.35%           0.52%          0.43%                  0.70%
Portfolio Turnover Rate                                  159%           118%            157%           193%                   251%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                     0.89%          0.89%           0.86%          0.85%                  0.86%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 ADVISER CLASS
                                                 --------------------------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,                             PERIOD FROM
                                                 ---------------------------------------------------------     JANUARY 22, 1999**
SELECTED PER SHARE DATA AND RATIOS                      2003           2002            2001           2000  TO SEPTEMBER 30, 1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     14.01    $     15.13     $     21.15    $     18.62           $      17.32
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                         (0.01)+         0.02+           0.05+          0.04+                  0.06+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                       4.18          (1.11)          (4.34)          4.02                   1.24
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                  4.17          (1.09)          (4.29)          4.06                   1.30
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                (0.02)         (0.00)++        (0.03)         (0.13)                    --
  Net Realized Gain                                       --          (0.03)          (1.70)         (1.40)                    --
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                              (0.02)         (0.03)          (1.73)         (1.53)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     18.16    $     14.01     $     15.13    $     21.15           $      18.62
=================================================================================================================================
TOTAL RETURN                                           29.76%         (7.22)%        (21.46)%        22.83%                  7.51%@
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Period (Thousands)            $    64,391    $    51,964     $    55,259    $    47,708           $     16,117
Ratio of Expenses to Average Net Assets (2)             1.14%          1.14%           1.11%          1.11%                  1.11%*
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                   (0.04)%         0.10%           0.26%          0.18%                  0.45%*
Portfolio Turnover Rate                                  159%           118%            157%           193%                   251%@
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                     1.14%          1.14%           1.11%          1.10%                  1.10%*
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
@    Not Annualized
*    Annualized
**   Commencement of offering of Adviser Class shares.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

VALUE PORTFOLIO

                                                                                INSTITUTIONAL CLASS
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                     -------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                          2003           2002           2001           2000             1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     10.65    $     13.80    $     12.86    $     13.59    $       15.16
==============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              0.19+          0.16+          0.19+          0.16+            0.21+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                           2.99          (3.14)          0.93           0.95             1.11
------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                      3.18          (2.98)          1.12           1.11             1.32
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                    (0.19)         (0.17)         (0.18)         (0.18)           (0.28)
  Net Realized Gain                                           --             --             --          (1.66)           (2.61)
------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                  (0.19)         (0.17)         (0.18)         (1.84)           (2.89)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     13.64    $     10.65    $     13.80    $     12.86    $       13.59
==============================================================================================================================
TOTAL RETURN                                               30.19%        (21.93)%         8.68%          9.67%            8.30%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $   363,636    $   456,996    $   656,007    $   690,859    $   1,079,356
Ratio of Expenses to Average Net Assets (1)                 0.63%          0.64%          0.62%          0.61%            0.63%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                1.57%          1.09%          1.26%          1.32%            1.38%
Portfolio Turnover Rate                                       65%            42%            38%            50%              53%
------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                         0.62%          0.64%          0.61%          0.60%            0.62%
------------------------------------------------------------------------------------------------------------------------------

                                                                                INVESTMENT CLASS
                                                     -------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     -------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                          2003           2002           2001           2000             1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     10.65    $     13.80    $     12.86    $     13.58    $       15.15
==============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              0.17+          0.14+          0.16+          0.15+            0.19+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                           3.00          (3.15)          0.93           0.94             1.12
------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                      3.17          (3.01)          1.09           1.09             1.31
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                    (0.17)         (0.14)         (0.15)         (0.15)           (0.27)
  Net Realized Gain                                           --             --             --          (1.66)           (2.61)
------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                  (0.17)         (0.14)         (0.15)         (1.81)           (2.88)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     13.65    $     10.65    $     13.80    $     12.86    $       13.58
==============================================================================================================================
TOTAL RETURN                                               30.06%        (22.06)%         8.46%          9.50%            8.20%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $    26,169    $    19,440    $    19,552    $     4,069    $       9,673
Ratio of Expenses to Average Net Assets (2)                 0.78%          0.79%          0.77%          0.76%            0.78%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                1.42%          0.94%          1.08%          1.19%            1.25%
Portfolio Turnover Rate                                       65%            42%            38%            50%              53%
------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                         0.77%          0.79%          0.76%          0.75%            0.77%
------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

VALUE PORTFOLIO

                                                                               ADVISER CLASS
                                                    -----------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     10.63    $     13.78    $     12.83    $     13.57    $     15.13
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                             0.16+          0.12+          0.15+          0.13+          0.17+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                          2.99          (3.14)          0.94           0.94           1.12
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     3.15          (3.02)          1.09           1.07           1.29
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                   (0.16)         (0.13)         (0.14)         (0.15)         (0.24)
  Net Realized Gain                                          --             --             --          (1.66)         (2.61)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                 (0.16)         (0.13)         (0.14)         (1.81)         (2.85)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $     13.62    $     10.63    $     13.78    $     12.83    $     13.57
===========================================================================================================================
TOTAL RETURN                                              29.87%        (22.17)%         8.49%          9.31%          8.10%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   622,230    $   534,668    $   805,799    $   301,497    $   254,483
Ratio of Expenses to Average Net Assets (1)                0.88%          0.89%          0.87%          0.86%          0.88%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               1.32%          0.84%          0.99%          1.05%          1.10%
Portfolio Turnover Rate                                      65%            42%            38%            50%            53%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.87%          0.89%          0.86%          0.85%          0.87%
---------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS


Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2003, the Fund was comprised of nineteen active portfolios. The accompanying financial statements and financial highlights are those of the Equity, Mid Cap Growth, Strategic Small Value, U.S. Mid Cap Value (formerly U.S. Mid Cap Core), U.S. Small Cap Value (formerly U.S. Small Cap Core), and Value Portfolios, all of which are considered diversified funds for purposes of the 1940 Act (each referred to as a "Portfolio"). The financial statements of the remaining portfolios are presented separately. Effective September 26, 2003, the Fund's Small Cap Growth Portfolio merged into the Morgan Stanley Institutional Fund, Inc.'s Small Company Growth Portfolio.

The Fund offers up to three different classes of shares for certain Portfolios - Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures approved by the Board of Trustees, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be subject to legal proceedings.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN CURRENCY EXCHANGE CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

   A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Mid Cap Growth Portfolio) may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)


   to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

   The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

   Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio has agreed to pay Morgan Stanley Investments LP ("MSI LP" or the "Adviser"), wholly-owned by indirect subsidiaries of Morgan Stanley, for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 2003, the investment advisory fees of each of the Portfolios were:

                          ANNUAL     VOLUNTARY EXPENSE LIMITATIONS
                      INVESTMENT  -----------------------------------
                        ADVISORY   INSTITUTIONAL  INVESTMENT  ADVISER
PORTFOLIO                    FEE           CLASS       CLASS    CLASS
---------------------------------------------------------------------
Equity                    0.500%        --%           --%       --%
Mid Cap Growth            0.500         --            --        --
Strategic Small Value     1.000       1.15            --        --
U.S. Mid Cap Value        0.750         --            --        --
U.S. Small Cap Value      0.750         --            --        --
Value                     0.500         --            --        --

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Strategic Small Value Portfolio for certain expenses so that annual operating expenses, after giving effect to custody fee offsets, will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. ADMINISTRATION FEE. MSI LP serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MSI LP receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. J.P. Morgan Investor Services Co. serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MSI LP and receives compensation from MSI LP for these services.

D. DISTRIBUTOR. Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly owned subsidiary of the Adviser, is the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services, and receives fees in connection with these services, pursuant to separate Distribution and Shareholder Servicing Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Adviser Class of shares pays a distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays a shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alli-

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)


ance sponsors, discount brokers and bank trust departments who distribute MSIFT Portfolios to the public.

E. CUSTODY. JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio's expenses. These custodian credits are shown as "expense offsets" on the Statement of Operations.

F. PORTFOLIO INVESTMENT ACTIVITY.

1. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2003, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

                                    PURCHASES        SALES
PORTFOLIO                               (000)         (000)
----------------------------------------------------------
Equity                            $   101,039  $   158,467
Mid Cap Growth                      1,562,538    1,582,583
Strategic Small Value                  77,685       54,419
U.S. Mid Cap Value                    876,903    1,316,176
U.S. Small Cap Value                  869,780    1,052,242
Value                                 623,376      856,113

   There were no purchases or sales of long-term U.S. government securities.

   During the year ended September 30, 2003, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer.

                                                    BROKER
                                               COMMISSIONS
PORTFOLIO                                            (000)
----------------------------------------------------------
Mid Cap Growth                                 $        18
U.S. Mid Cap Value                                     102
Value                                                   87

G. SECURITIES LENDING. Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash or securities as collateral in the amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% of such amount is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations in interest income. The value of the loaned securities and related collateral outstanding at September 30, 2003 were as follows:

                                     VALUE OF
                                       LOANED     VALUE OF
                                   SECURITIES   COLLATERAL
PORTFOLIO                               (000)        (000)
----------------------------------------------------------
Equity                            $     6,710  $     6,863
Value                                  15,290       15,493

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                              NET INTEREST
                                                 EARNED BY
                                                 PORTFOLIO
PORTFOLIO                                            (000)
----------------------------------------------------------
Equity                                         $        14
Value                                                   77

H. FEDERAL INCOME TAXES. It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income, if any, are declared and paid quarterly for the Equity and Value Portfolios. The Mid Cap Growth, Strategic Small Value, U.S. Mid Cap Value, and U.S. Small Cap Value Portfolios dividends are declared and paid annually. Net realized capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. As of September 30, 2003, the tax character of distributions paid during 2003 and 2002 was as follows:

                       2003 DISTRIBUTIONS           2002 DISTRIBUTIONS
                           PAID FROM:                   PAID FROM:
                                 ORDINARY            ORDINARY     LONG-TERM
                                   INCOME              INCOME  CAPITAL GAIN
PORTFOLIO                            (000)               (000)         (000)
---------------------------------------------------------------------------
Equity                      $  2,546            $  2,873         $    --
Strategic Small Value             60                  74              37
U.S. Mid Cap Value                --               1,189              --
U.S. Small Cap Value           2,339               3,166           2,110
Value                         14,121              14,798              --

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)


The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October Losses. Permanent differences are generally due to REIT adjustments, gain (loss) on in-kind redemptions, foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                  UNDISTRIBUTED  UNDISTRIBUTED
                                       ORDINARY      LONG-TERM
                                         INCOME   CAPITAL GAIN
PORTFOLIO                                 (000)          (000)
--------------------------------------------------------------
Equity                                   $   432         $  --
Strategic Small Value                        886           150
U.S. Mid Cap Value                           547            --
U.S. Small Cap Value                         487            --
Value                                      3,625            --

At September 30, 2003, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                                                            NET
                                                                   APPRECIATION
                              COST   APPRECIATION   DEPRECIATION  (DEPRECIATION)
PORTFOLIO                    (000)          (000)          (000)           (000)
-------------------------------------------------------------------------------
Equity                  $  154,237     $   15,683     $ (11,328)      $    4,355
Mid Cap Growth             953,912        145,588       (13,456)         132,132
Strategic Small Value       48,154          6,044        (1,012)           5,032
U.S. Mid Cap Value         479,138         81,244       (16,080)          65,164
U.S. Small Cap Value       530,792         83,591       (12,086)          71,505
Value                      902,157        154,185       (22,180)         132,005

At September 30, 2003, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

                                   EXPIRATION DATE
                                    SEPTEMBER 30,
                                        (000)
                     -------------------------------------------------------
PORTFOLIO              2008      2009        2010        2011       TOTAL
----------------------------------------------------------------------------
Equity               $     --  $  9,611  $    71,011  $  32,106  $   112,728
Mid Cap Growth             --    16,101    1,000,928    303,325    1,320,354
U.S. Mid Cap Value         --       493     1 02,896    157,636      261,025
U.S. Small Cap Value       --        --      118,523         --      118,523
Value                  16,828     3,629       15,692    139,659      175,808

During the year ended September 30, 2003, the Strategic Small Value and U.S. Small Cap Value Portfolios utilized capital loss carryovers for U.S. Federal income tax purposes of approximately $2,000 and $1,782,000, respectively.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2003, the following Portfolios elected to defer capital and currency losses occurring between November 1, 2002 and September 30, 2003 up to the following amounts:

                                         POST-OCTOBER
                                -------------------------------
                                CAPITAL LOSSES  CURRENCY LOSSES
PORTFOLIO                            (000)           (000)
---------------------------------------------------------------
Equity                                $    944       $ --
Strategic Small Value                       86         --
U.S. Mid Cap Value                      98,049         --
Value                                   80,464         --

For the year ended September 30, 2003,the following Portfolios realized gains (losses) from in-kind redemptions:

                                                       NET GAIN
                                                         (LOSS)
PORTFOLIO                                                 (000)
---------------------------------------------------------------
U.S. Mid Cap Value                                    $ (15,236)
U.S. Small Cap Value                                     (9,413)

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

I. REFUND OF FILING FEES. Pursuant to the Investor and Capital Markets Fee Relief Act of 2002 which retroactively reduced certain filing fees paid subsequent to October 1, 2001, the Fund has received a $337,000 reimbursement from the Securities and Exchange Commission. This amount has been allocated among the Portfolios based upon fees previously paid. These amounts are shown on the Statement of Operations as "Refund of Filing Fees".

J. OTHER. At September 30, 2003, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                      PERCENTAGE
                                     OF OWNERSHIP
                         -----------------------------------
                         INSTITUTIONAL   INVESTMENT  ADVISER
PORTFOLIO                        CLASS        CLASS    CLASS
------------------------------------------------------------
Equity                       41.6%           --%       100.0%
Mid Cap Growth               41.1            --         84.3
Strategic Small Value        96.1            --           --
U.S. Mid Cap Value           39.7          74.9         58.0
U.S. Small Cap Value         42.7            --         76.0
Value                        33.9          91.9         96.2

K. SUBSEQUENT EVENT. On October 23, 2003, the Board of Trustees approved the merger of the Strategic Small Value Portfolio into the U.S. Small Cap Value Portfolio. This merger is subject to the approval of the shareholders of the Strategic Small Value Portfolio.

L. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED). On June 5, 2003, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
1. To elect the following Trustees, effective July 31, 2003:

                                        VOTES IN       VOTES
                                        FAVOR OF     AGAINST
                                     -----------  -----------
Michael Bozic                        905,751,024   3,948,484
Charles A. Fiumefreddo               905,751,256   3,948,252
Edwin J. Garn                        905,235,651   4,463,857
Wayne E. Hedien                      905,751,024   3,948,484
James F. Higgins                     905,751,256   3,948,252
Dr. Manuel H. Johnson                905,751,256   3,948,252
Philip J. Purcell                    905,684,325   4,015,183

Also effective July 31, 2003, in connection with a reconstitution of the Fund's Board of Trustees, John D. Barrett II, Thomas P. Gerrity, Gerard E. Jones, Vincent R. McLean, C. Oscar Morong, Jr., William G. Morton, Jr.,
Ronald E. Robison, and Mitchell M. Merin have resigned from the Board of
Trustees.

On September 23, 2003, a special meeting of the shareholders of the Small Cap Growth Portfolio was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
1. Approve an Agreement and Plan of Reorganization, effective September 26,
2003:

                                  VOTES IN    VOTES    VOTES
                                  FAVOR OF  ABSTAIN  AGAINST
                                 ---------  -------  -------
Small Cap Growth                 1,984,800   15,660   56,180

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of Trustees of

Morgan Stanley Institutional Fund Trust


We have audited the accompanying statements of net assets of the Equity Portfolio, Mid Cap Growth Portfolio, Strategic Small Value Portfolio, U.S. Mid Cap Value Portfolio (formerly Mid Cap Value Portfolio), U.S. Small Cap Value Portfolio (formerly Small Cap Value Portfolio) and Value Portfolio (the "Funds") (six of the portfolios constituting Morgan Stanley Institutional Fund Trust) as of September 30, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2001 were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended September 30, 1999 were audited by other auditors whose report, dated
November 19, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the six aforementioned Funds of Morgan Stanley Institutional Fund Trust at
September 30, 2003, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts

November 14, 2003

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)


For the year ended September 30, 2003, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each applicable Portfolio were:

               PORTFOLIO                               PERCENTAGE
               --------------------------------------------------
               Equity                                    100.0%
               U.S. Small Cap Value                      100.0
               Value                                     100.0

For the year ended September 30, 2003, qualified dividend income for each applicable Portfolio totaled:

                                                       QUALIFYING
                                                         DIVIDEND
                                                           INCOME
               PORTFOLIO                                    (000)
               --------------------------------------------------
               Equity                                   $  1,233
               Value                                       6,603

For the year ended September 30, 2003, the Portfolios earned no income from direct U.S. Treasury Obligations.


* The information reported in this notice may differ from the information shareholders receive for the calender year ending December 31, 2003. Amounts for the calender year ending December 31, 2003 will be provided with Form 1099-DIV to be mailed on or before January 31, 2004.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)


INDEPENDENT TRUSTEES:

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN
                                             TERM OF OFFICE                                  FUND COMPLEX
NAME, AGE AND ADDRESS OF    POSITION(S) HELD AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    OTHER DIRECTORSHIPS
TRUSTEE                     WITH REGISTRANT  TIME SERVED*    PAST 5 YEARS                    TRUSTEE**      HELD BY TRUSTEE
--------------------------  ---------------- --------------  ------------------------------  -------------  ------------------------
Michael Bozic (62)          Trustee          Trustee since   Retired; Director or Trustee    211            Director of Weirton
1 Trimont Lane                               2003            of the Retail Funds and the                    Steel Corporation.
Apartment 1000A                                              TCW/DW Term Trust 2003 and the
Pittsburgh, PA 15211                                         Institutional Funds; formerly
                                                             Vice Chairman of Kmart
                                                             Corporation, Chairman and
                                                             Chief Executive Officer of
                                                             Levitz Furniture Corporation
                                                             and President and Chief
                                                             Executive Officer of Hills
                                                             Department Stores; formerly
                                                             variously Chairman, Chief
                                                             Executive Officer, President
                                                             and Chief Operating Officer of
                                                             the Sears Merchandise Group of
                                                             Sears, Roebuck & Co.

Edwin J. Garn (70)          Trustee          Trustee since   Director or Trustee of the      211            Director of Franklin
Summit Ventures LLC                          2003            Retail Funds and the TCW/DW                    Covey (time management
One Utah Center                                              Term Trust 2003 and the                        systems), BMW Bank of
201 South Main Street                                        Institutional Funds; member of                 North America, Inc.
Salt Lake City, UT 84111                                     the Utah Regional Advisory                     (industrial loan
                                                             Board of Pacific Corp.;                        corporation), United
                                                             formerly, United States                        Space Alliance (joint
                                                             Senator (R-Utah) and                           venture between
                                                             Chairman, Senate Banking                       Lockheed Martin and The
                                                             Committee, Mayor of Salt Lake                  Boeing Company)
                                                             City, Utah, Astronaut, Space                   and Nuskin Asia Pacific
                                                             Shuttle Discovery and Vice                     (multilevel marketing);
                                                             Chairman, Huntsman Corporation                 member of the board of
                                                             (chemical company).                            various civic and
                                                                                                            charitable
                                                                                                            organizations.

Wayne E. Hedien (69)        Trustee          Trustee since   Retired; Director or Trustee    211            Director of the PMI
WEH Associates                               2003            of the Retail Funds and TCW/DW                 Group Inc. (private
5750 Old Orchard Road                                        Term Trust 2003 and the                        mortgage insurance);
Suite 530                                                    Institutional Funds; formerly                  Trustee and Vice
Skokie, IL 60077                                             associated with the Allstate                   Chairman of the Field
                                                             Companies, most recently as                    Museum of Natural
                                                             Chairman of The Allstate                       History; director of
                                                             Corporation and Chairman and                   various other business
                                                             Chief Executive Officer of its                 and charitable
                                                             wholly-owned subsidiary,                       organizations.
                                                             Allstate Insurance Company.

Dr.Manuel H. Johnson (54)   Trustee          Trustee since   Chairman of the Audit           211            Director of NVR, Inc.
Johnson Smick Group, Inc.                    2003            Committee and Director or                      (home construction);
2099 Pennsylvania Avenue,                                    Trustee of the Retail Funds                    Chairman and Trustee
NW Suite 950                                                 and TCW/DW Term Trust 2003 and                 of the Financial
Washington, D.C. 20006                                       the Institutional Funds;                       Accounting Foundation
                                                             Senior Partner, Johnson Smick                  (oversight
                                                             International, Inc.                            organization of the
                                                             (consulting firm); Co-Chairman                 Financial Accounting
                                                             and a founder of the Group of                  Standards Board);
                                                             Seven Council (G7C), an                        Director of RBS
                                                             international economic                         Greenwich Capital
                                                             commission; formerly, Vice                     Holdings (financial
                                                             Chairman of the Board of                       holdings company).
                                                             Governors of the Federal
                                                             Reserve System and Assistant
                                                             Secretary of the U.S.
                                                             Treasury.

Joseph J. Kearns (61)       Trustee          Trustee since   Deputy Chairman of the Audit    212            Director of Electro
Kearns & Associates LLC                      1994            Committee and Director or                      Rent Corporation
PMB754                                                       Trustee of the Retail Funds                    (equipment leasing),
23852 Pacific Coast Highway                                  and TCW/DW Term Trust 2003 and                 The Ford Family
Malibu, CA 9026                                              the Institutional Funds;                       Foundation and the
                                                             previously Chairman of the                     UCLA Foundation.
                                                             Audit Committee of the
                                                             Institutional Funds;
                                                             President, Kearns & Associates
                                                             LLC (investment consulting);
                                                             formerly, CFO of The J. Paul
                                                             Getty Trust.

Michael Nugent (67)         Trustee          Trustee since   Chairman of the Insurance       211            Director of various
Triumph Capital, L.P.                        2001            Committee and Director or                      business organizations.
445 Park Avenue, 10th                                        Trustee of the Retail Funds
Floor                                                        and TCW/DW Term Trust 2003 and
New York, NY 10022                                           the Institutional Funds;
                                                             General Partner of Triumph
                                                             Capital, L.P., (private
                                                             investment partnership);
                                                             formerly, Vice President,
                                                             Bankers Trust Company and BT
                                                             Capital Corporation.

Fergus Reid (71)            Trustee          Trustee since   Director or Trustee of the      212            Trustee and Director
Lumelite Plastics                            2001            Retail Funds and TCW/DW Term                   of certain investment
85 Charles Coleman Blvd.                                     Trust 2003 and the                             companies in the
Pawling, NY 12564                                            Institutional Funds; Chairman                  JPMorgan Funds complex
                                                             of Lumelite Plastics                           managed by JP Morgan
                                                             Corporation.                                   Investment Management
                                                                                                            Inc.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

TRUSTEE AND OFFICER INFORMATION (CONT'D)


INTERESTED TRUSTEES:

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION(S)      TERM OF OFFICE                                  FUND COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH        AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    OTHER DIRECTORSHIPS
TRUSTEE                     REGISTRANT       TIME SERVED*    PAST 5 YEARS                    TRUSTEE**      HELD BY TRUSTEE
--------------------------- ---------------  --------------  ------------------------------  -------------  ------------------------
Charles A. Fiumefreddo (70) Chairman and     Chairman and    Chairman and Director or        211            None
Morgan Stanley Funds        Trustee          Trustee since   Trustee of the Retail Funds
Harborside Financial                         2003            and TCW/DW Term Trust 2003 and
Center                                                       the Institutional Funds;
Plaza Two 3rd Floor                                          formerly, Chief Executive
Jersey City, NJ 07311                                        Officer of the Retail Funds
                                                             and TCW/DW Term Trust 2003.

James F. Higgins (55)       Trustee          Trustee since   Director or Trustee of the      211            Director of AXA
Morgan Stanley                               2003            Retail Funds and TCW/DW Term                   Financial, Inc. and The
Harborside Financial                                         Trust 2003 and the                             Equitable Life Assurance
Center                                                       Institutional Funds; Senior                    Society of the United
Plaza Two 2nd Floor                                          Advisor of Morgan Stanley;                     States (financial
Jersey City, NJ 07311                                        Director of Morgan Stanley                     services).
                                                             Distributors Inc. and Dean
                                                             Witter Realty Inc.; previously
                                                             President and Chief Operating
                                                             Officer of the Private Client
                                                             Group of Morgan Stanley and
                                                             President and Chief Operating
                                                             Officer of Individual
                                                             Securities of Morgan Stanley.

Philip J. Purcell (60)      Trustee          Trustee since   Director or Trustee of the      211            Director of American
Morgan Stanley                               2003            Retail Funds and TCW/DW Term                   Airlines, Inc. and its
1585 Broadway 39th Floor                                     Trust 2003 and the                             parent company, AMR
New York, NY 10036                                           Institutional Funds; Chairman                  Corporation.
                                                             of the Board of Directors and
                                                             Chief Executive Officer of
                                                             Morgan Stanley and Morgan
                                                             Stanley DW Inc.; Director of
                                                             Morgan Stanley Distributors
                                                             Inc.; Chairman of the Board of
                                                             Directors and Chief Executive
                                                             Officer of Novus Credit
                                                             Services Inc.; Director and/or
                                                             officer of various Morgan
                                                             Stanley subsidiaries.

-----------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investments LP ("MSI") that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. ("MSIM"), Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund's Trustees can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

TRUSTEE AND OFFICER INFORMATION (CONT'D)


OFFICERS:

                                                              TERM OF OFFICE
NAME, AGE AND ADDRESS OF                   POSITION(S) HELD   AND LENGTH OF
EXECUTIVE OFFICER                          WITH REGISTRANT    TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------  ----------------   --------------  ------------------------------------------------------
Mitchell M. Merin (50)                     President          President       President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                     since 2003      Stanley Investment Management Inc.; President,
1221 Avenue of the                                                            Director and Chief Executive Officer of Morgan Stanley
Americas 33rd Floor                                                           Investment Advisors, Inc. and Morgan Stanley Services
New York, NY 10020                                                            Company Inc.; Chairman, Chief Executive Officer and
                                                                              Director of Morgan Stanley Distributors Inc.; Chairman
                                                                              and Director of Morgan Stanley Trust; Director of
                                                                              various Morgan Stanley subsidiaries; President of
                                                                              Morgan Stanley Investments LP; President of the
                                                                              Institutional Funds and President of the Retail Funds
                                                                              and TCW/DW Term Trust 2003; Trustee and President of
                                                                              the Van Kampen Closed-End funds; Trustee and President
                                                                              of the Van Kampen Open-End funds.

Ronald E. Robison (64)                     Executive Vice     Executive Vice  Chief Global Operations Officer and Managing Director
Morgan Stanley Investment Management Inc.  President and      President and   of Morgan Stanley Investment Management Inc.; Managing
1221 Avenue of the                         Principal          Principal       Director of Morgan Stanley & Co. Incorporated;
Americas 34th Floor                        Executive          Executive       Managing Director of Morgan Stanley; Managing
New York, NY 10020                         Officer            Officer         Director, Chief Administrative Officer and Director of
                                                              since 2003      Morgan Stanley Investment Advisors Inc. and Morgan
                                                                              Stanley Services Company Inc.; Chief Executive Officer
                                                                              and Director of Morgan Stanley Trust; Executive Vice
                                                                              President and Principal Executive Officer of the
                                                                              Retail Funds and TCW/DW Term Trust 2003; previously
                                                                              President of the Institutional Funds and Director of
                                                                              the Institutional Funds.

Barry Fink (48)                            Vice President     Vice President  General Counsel and Managing Director of Morgan
Morgan Stanley Investment Management Inc.                     since 2003      Stanley Investment Management; Managing Director,
1221 Avenue of the                                                            Secretary and Director of Morgan Stanley Investment
Americas 22nd Floor                                                           Advisors Inc. and Morgan Stanley Services Company
New York, NY 10020                                                            Inc.; Assistant Secretary of Morgan Stanley DW Inc.;
                                                                              Chief Legal Officer of Morgan Stanley Investments LP;
                                                                              Vice President and General Counsel of the Retail Funds
                                                                              and TCW/DW Term Trust 2003; Vice President and
                                                                              Secretary of Morgan Stanley Distributors Inc.;
                                                                              previously Secretary of the Retail Funds; previously
                                                                              Vice President and Assistant General Counsel of Morgan
                                                                              Stanley Investment Advisors Inc. and Morgan Stanley
                                                                              Services Company Inc.

Joseph J. McAlinden (60)                   Vice President     Vice President  Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.                     since 2003      Morgan Stanley Investment Advisors Inc., Morgan
1221 Avenue of the                                                            Stanley Investment Management Inc. and Morgan Stanley
Americas 33rd Floor                                                           Investments LP; Director of Morgan Stanley Trust,
New York, NY 10020                                                            Chief Investment Officer of the Van Kampen Funds; Vice
                                                                              President of the Institutional Funds and the Retail
                                                                              Funds.

Stefanie V. Chang (36)                     Vice President     Vice President  Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     since 2001      Incorporated and Morgan Stanley Investment Management
1221 Avenue of the                                                            Inc. and Vice President of the Institutional Funds and
Americas 22nd Floor                                                           the Retail Funds; formerly practiced law with the
New York, NY 10020                                                            New York law firm of Rogers & Wells (now Clifford
                                                                              Chance US LLP).

James W. Garrett (34)                      Treasurer and      Treasurer       Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.  Chief Financial    since 2002      Incorporated and Morgan Stanley Investment Management
1221 Avenue of the                         Officer            CFO since       Inc.; Treasurer and Chief Financial Officer of the
Americas 34th Floor                                           2003            Institutional Funds; Previously with PriceWaterhouse
New York, NY 10020                                                            LLP (now PriceWaterhouseCoopers LLP).

Michael J. Leary (37)                      Assistant          Assistant       Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.          Treasurer          Treasurer       Administration, J.P. Morgan Investor Services Co.
73 Tremont Street                                             since 2003      (formerly Chase Global Funds Company); formerly Audit
Boston, MA 02108                                                              Manager at Ernst & Young LLP.

Mary E. Mullin (36)                        Secretary          Secretary       Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                     since 2001      and Morgan Stanley Investment Management Inc.;
1221 Avenue of the                                                            Secretary of the Institutional Funds and the Retail
Americas 22nd Floor                                                           Funds; formerly practiced law with the New York law
New York, NY 10020                                                            firms of McDermott, Will & Emery and Skadden, Arps,
                                                                              Slate, Meagher & Flom LLP.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899


DISTRIBUTOR
Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899


CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820


INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 354-8185.

Additionally, a description of the Trust's proxy voting policies and procedures is available without charge at our website at www.morganstanley.com/im/legal, at the SEC's website at www.sec.gov or by calling 1(800) 354-8185.

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                        U.S. Small Cap Value Portfolio

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information relates to the shares of U.S. Small Cap Value Portfolio (the "Portfolio"), a portfolio of Morgan Stanley Institutional Fund Trust (the "Trust"), to be issued pursuant to an Agreement and Plan of Reorganization dated October 23, 2003 between the Trust, on behalf of the Portfolio, and the Trust, on behalf of its Strategic Small Value Portfolio (the "Target Fund"), in connection with the acquisition by the Portfolio of substantially all of the assets, subject to stated liabilities, of the Target Fund. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposal contained in the Proxy Statement and Prospectus that relates to their Portfolio, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated December 24, 2003. A copy of the Proxy Statement and Prospectus may be obtained without charge by calling (800) 548-7786. Please retain this document for future reference.



   The date of this Statement of Additional Information is dated December 24, 2003.


                               TABLE OF CONTENTS

                                                            Page
                                                            ----
                INTRODUCTION............................... B-2

                ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS B-2

                FINANCIAL STATEMENTS....................... B-3

                                 INTRODUCTION


   This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated December 24, 2003 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to the Target Fund shareholders in connection with the solicitation of proxies by the Board of Trustees of the Target Fund to be voted at the Special Meeting of Shareholders of the Target Fund to be held on February 24, 2004. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Portfolio and the Target Fund dated January 31, 2003.


                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Investment Objectives and Policies

   For additional information about the Portfolio's investment objectives and policies, see "The Portfolio's Investments and Strategies" in the Portfolio's Statement of Additional Information.

Management

   For additional information about the Board of Trustees, officers and management personnel of the Portfolio, see "Management of the Fund" in the Portfolio's Statement of Additional Information.

Investment Advisory and Other Services

   For additional information about the Portfolio's investment adviser, see "Investment Adviser" in the Portfolio's Statement of Additional Information. For additional information about the Portfolio's independent auditors, see "Other Service Providers" in the Portfolio's Statement of Additional Information. For additional information about other services provided to the Portfolios, see "Fund Administration", and "Other Service Providers" in the Portfolio's Statement of Additional Information.

Portfolio Transactions and Brokerage

   For additional information about brokerage allocation practices, see "Transactions with Broker/Dealers" and "Brokerage Transactions" in the Portfolio's Statement of Additional Information.

Description of Fund Shares

   For additional information about the voting rights and other characteristics of the shares of the Portfolio, see "General Information" in the Portfolio's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

   For additional information about the purchase and redemption of the Portfolio's shares and the determination of net asset value, see "Purchase of Shares", "Redemption of Shares", and "Valuation of Shares" in the Portfolio's Statement of Additional Information.

Dividends, Distributions and Tax Status

   For additional information about the Portfolio's policies regarding dividends and distributions and tax matters affecting the Portfolio and its shareholders, see "General Information" and "Tax Considerations" in the Portfolio's Statement of Additional Information.

Distribution of Shares

   For additional information about the Portfolio's distributor and the distribution agreement between the Portfolio and the distributor, see "Distribution of Shares" and "Principal Underwriter" in the Portfolio's Statement of Additional Information.

Performance Data

   For additional information about the Portfolio's performance, see "Performance Information" in the Portfolio's Statement of Additional Information.

                             FINANCIAL STATEMENTS

   The Portfolio's and the Target Fund's most recently audited financial statements are set forth in their Annual Report for the fiscal year ended September 30, 2003. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus.

   Pro forma financial information need not be shown because as of November 12, 2003, the net asset value of the Target Fund did not exceed ten percent of the net asset value of the Portfolio.